UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Motorola Solutions, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MOTOROLA SOLUTIONS

May 15, 2025 | 10:00am CT | Virtual Meeting

Dear Fellow Motorola Solutions Shareholder:

At Motorola Solutions, we believe that safety and security are at the center of thriving communities and businesses. We proudly serve public safety agencies and enterprises with technologies that connect those in need with those who can help. From classrooms to hospitals and stadiums, and in our offices and our communities, we’re reinforcing the safety of millions of people around the world every day.

But as threats continually evolve, we know that our customers and communities depend on us. We’re resolute in our pursuit of this important mission and unwavering in our commitment to delivering the powerful safety and security technologies of today while also building the technologies of tomorrow. 2024 reflects another year of our deeply-rooted culture of innovation, driving and inspiring our centered focus on “Solving for safer.”

What we do is incredibly rewarding work, and I’m proud of our team’s many achievements in 2024, including:

•	Continuing to prioritize the safety and welfare of our people and the communities we serve.

•

Enhancing our Board of Directors with the appointments of two experienced technology executives, Nicole Anasenes and Elizabeth Mann, collectively adding expertise in finance, operations, strategy, data analytics and risk management.

•

Completing several key acquisitions, including Silent Sentinel, Noggin and 3tc Software, to further expand our portfolio of solutions that enable our customers to create a perimeter of safety and security.

•

Responsibly deploying AI across our portfolio to serve our customers and communities, prioritizing human decision-making while focusing human attention by automating the mundane, accelerating workflows, and improving efficiencies, analysis and accuracy.

•	Being named in Forbes’ inaugural list of Most Trusted Companies in America, which considers employee, customer and investor trust and media sentiment.

•

Giving back to our communities with more than 105,000 hours of employee volunteer time, a new record, and $10.3 million in strategic grants by the Motorola Solutions Foundation directly benefiting communities, first responders, students and teachers.

•

Maintaining our disciplined approach to capital allocation to deliver long-term value to shareholders, including investing $917 million in research and development, $654 million in dividends, $593 million to settle the conversion premium for the Silver Lake senior convertible notes, and $244 million in share repurchases while increasing our dividend by 11%.

I know that our outstanding performance can only be made possible by our exceptional workforce of over 21,000 Motorolans across the globe. In 2024, we achieved revenue growth of 8%, generated $2.4 billion of operating cash flow and ended the year with record backlog of $14.7 billion. Demand for our solutions remains strong, with safety and security continuing to rise in criticality and importance, which consistently reminds us that what we do is a need-to-have, not a nice-to-have. Together with our strong balance sheet, low leverage and strong cash flows, I believe we are well-positioned to continue delivering superior returns for shareholders.

At Motorola Solutions, we are united in helping to create safer communities, safer schools and safer businesses, and we will continue our unwavering efforts to drive this mission forward.

Thank you for your continued investment and support.

Gregory Q. Brown

Chairman and CEO

PRINCIPAL EXECUTIVE OFFICES: 500 West Monroe Street Chicago, Illinois 60661

March 27, 2025

NOTICE OF 2025 VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

Annual Meeting Date: Thursday, May 15, 2025

Time: 10:00 a.m. Central Time

Virtual Meeting Site: www.virtualshareholdermeeting.com/MSI2025

This year’s virtual annual meeting (the “Annual Meeting”) will be held entirely online via live audio webcast. The Annual Meeting will begin promptly at 10:00 a.m. Central Time. For more information regarding how to attend the Annual Meeting online, please see the section titled “User’s Guide” on page 86 of this Proxy Statement. Shareholders will be able to listen, vote, and submit questions from their home or from any remote location that has internet connectivity. There will be no physical location for shareholders to attend. Shareholders may only attend, vote, and submit questions during the Annual Meeting by logging in at www.virtualshareholdermeeting.com/MSI2025 and entering the 16-digit control number included in their Notice of Internet Availability of Proxy Materials (the “Notice”), voting instruction form, or proxy card.

The purpose of the meeting is to:

1.	elect the seven director nominees named in this Proxy Statement for a one-year term;
2.	ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025;
3.	hold a shareholder advisory vote to approve the Company’s executive compensation; and
4.	act upon such other matters as may properly come before the Annual Meeting.

Only Motorola Solutions shareholders of record at the close of business on March 17, 2025 (the “record date”) will be entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof. The Notice, which contains instructions regarding how to access this Proxy Statement, the proxy card and the Company’s 2024 Annual Report, is first being mailed to shareholders on or about March 27, 2025. In addition, this Proxy Statement, the proxy card and the Company’s 2024 Annual Report will be available on or about March 27, 2025 at www.ProxyVote.com.

If you are a “street name” shareholder (meaning that your shares are registered in the name of your broker, bank or other nominee), you will receive instructions from such bank, broker or other nominee describing how to vote your shares.

By order of the Board of Directors,

Kristin L. Kruska

Secretary

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:
ONLINE BEFORE THE MEETING	BY MAIL
visit www.proxyvote.com	If you received a printed copy of the proxy card, mark, sign, date and return the proxy card using the postage-paid envelope provided.
BY TELEPHONE	ONLINE AT THE VIRTUAL ANNUAL MEETING
Use the toll-free telephone number listed on your proxy card.	Attend the virtual Annual Meeting at www.virtualshareholdermeeting.com/MSI2025

THIS MEETING WILL TAKE PLACE ONLINE ONLY. THERE IS NO PHYSICAL LOCATION. In order to attend the meeting as a shareholder, you will need the 16-digit control number included on your Notice, proxy card or voting instruction form.

PROXY STATEMENT

PROXY STATEMENT SUMMARY

This proxy statement (the “Proxy Statement”) is being furnished to holders of common stock, $0.01 par value per share (the “Common Stock”) of Motorola Solutions, Inc. (“we,” “our,” “Motorola Solutions,” “MSI” or the “Company”). Proxies are being solicited on behalf of the Board of Directors of the Company (the “Board”) to be used at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually at www.virtualshareholdermeeting.com/MSI2025 on Thursday, May 15, 2025 at 10:00 a.m. Central Time, for the purposes set forth in the Notice of 2025 Virtual Annual Meeting of Shareholders. This Proxy Statement is dated March 27, 2025 and is being distributed to shareholders on or about March 27, 2025.

WHAT IS MOTOROLA SOLUTIONS?

Motorola Solutions’ business is safety and security. Every day our approximately 21,000 employees work to deliver on our commitment of helping to create safer communities, safer schools, safer hospitals and safer businesses. We are a global leader in public safety and enterprise security, grounded in nearly 100 years of close customer and community collaboration. Headquartered in Chicago, we design and advance technology for more than 100,000 public safety and enterprise customers in over 100 countries. We are driven by our commitment to help make everywhere safer for all.

PERFORMANCE AND ACCOMPLISHMENTS

TOTAL SHAREHOLDER RETURN (in percent)

PERFORMANCE HIGHLIGHTS SINCE 2011

1,475% TOTAL SHAREHOLDER RETURN*	51% REDUCTION IN SHARE COUNT	$21.0 BILLION IN CAPITAL RETURN

*

Based on the split adjusted closing price of MSI common stock on December 31, 2010 and the closing price of MSI common stock on December 31, 2024, illustrating the growth of an initial investment of $100 on December 31, 2010, including payment of dividends.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	1

2024 HIGHLIGHTS

•  Grew sales 8% to record $10.8 billion

•  Achieved record sales in both segments and all three technologies

•  Increased operating earnings by 17%

•  Ended year with record backlog of $14.7 billion

•  Increased quarterly dividend 11% to $1.09 per share

•  Generated $2.4 billion of operating cash flow

•  Capital allocation of cash included $654 million of dividends, $282 million for acquisitions and $244 million of share repurchases

•  Closed four acquisitions in our Video Security and Access Control and Command Center technologies

•  Issued $1.3 billion in long-term debt, settled the Silver Lake Convertible Debt (as defined herein) in cash for $1.59 billion, inclusive of the conversion premium, and settled $313 million of senior notes due within the year

•  Ended 2024 with approximately 6,485 granted patents and an additional approximately 725 patent applications pending

•  Employees volunteered over 105,000 hours and gave to nearly 200 giving opportunities, raising more than $230,000 for causes around the world

•  Named to Wall Street Journal: 250 Best Managed Companies of 2024

•  Named to TIME: World’s Best Companies of 2024

•  Named to Forbes: World’s Best Employers 2024

•  Named to Newsweek: America’s Most Responsible Companies 2024

•  CEO Greg Brown named #1 underrecognized, standout CEO of 2024 by Fortune

 2025 ANNUAL MEETING OF SHAREHOLDERS

•	Date and Time: Thursday, May 15, 2025, 10:00 a.m. Central Time

•	Virtual Meeting Site: www.virtualshareholdermeeting.com/MSI2025

•	Record Date: March 17, 2025

• Voting:

Shareholders as of the close of business on the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

•	Online meeting only: No physical location

Items to be Voted On	Our Board’s Recommendation

Election of Seven Director Nominees Named in this Proxy Statement for a One-Year Term (page 10)	FOR

Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2025 (page 34)	FOR

Advisory Approval of the Company’s Executive Compensation (page 35)	FOR

2	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

DIRECTOR NOMINEE HIGHLIGHTS (page 10)					Board Committees (as of March 27, 2025)*

Name	Director Since	Indep.	Other Public Co. Boards	Position	Audit	Comp.	Gov. & Nom.	Exec.

Gregory Q. Brown	2007		0	Chairman and CEO, Motorola Solutions, Inc.

Nicole Anasenes	2024		1	Former Chief Financial Officer and Senior Vice President, Finance, ANSYS, Inc.

Kenneth D. Denman	2017		1	Managing Director, Sway Ventures

Dr. Ayanna M. Howard	2022		1	Dean of the College of Engineering at The Ohio State University

Elizabeth D. Mann	2024		0	Executive Vice President and Chief Financial Officer, Verisk Analytics, Inc.

Gregory K. Mondre	2015		1	Co-CEO and Managing Partner of Silver Lake

Joseph M. Tucci	2017		1	Chairman of Bridge Growth Partners

= Chair of Committee

*

Mr. Jones and Ms. Lewent, each of whom has been a valuable member of the Board during their tenure and previously reached the Board’s age of retirement, have not been nominated for re-election at the Annual Meeting, and each of their terms on the Board will expire at the conclusion of the Annual Meeting. As such, Mr. Jones and Ms. Lewent are not included in the director tables in the “Proxy Statement Summary” section of this Proxy Statement.

DIRECTOR NOMINEE STATISTICS

Independence 86%	Average Tenure 6 Years	Average Age 59 Years

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	3

SKILLS AND EXPERIENCE OF DIRECTOR NOMINEES

Skills & Experience Summary	Brown	Anasenes	Denman	Howard	Mann	Mondre	Tucci

Relevant industry experience	✓	✓	✓	✓		✓	✓

Public company CEO, division CEO or CFO	✓	✓	✓		✓		✓

Financial and accounting expertise	✓	✓	✓	✓	✓	✓	✓

Technology experience	✓	✓	✓	✓	✓	✓	✓

Cybersecurity and privacy experience	✓	✓	✓	✓

Software and services business experience	✓	✓	✓	✓	✓	✓	✓

Global business experience	✓	✓	✓		✓	✓	✓

Government, public policy or regulatory experience	✓			✓			✓

Private equity, investment banking or capital allocation experience	✓	✓	✓	✓	✓	✓	✓

Public company board experience	✓	✓	✓	✓		✓	✓

Human capital management experience	✓	✓	✓	✓	✓	✓	✓

Skills and Experience Detail:

Relevant industry experience – We value directors who possess an understanding of financial, operational and strategic issues facing public safety agencies and enterprises.

Public company CEO, division CEO or CFO – Directors who have served in relevant public company senior leadership positions bring unique experience and perspective to our business.

Financial and accounting expertise – Directors with a deep understanding of financial markets, accounting principles and methodologies and financial reporting processes are well-suited to oversee our financial position, results of operations and related financial reporting.

Technology experience – Directors with experience in innovation and technology, including engineering, artificial intelligence or video and physical security, are strategically equipped to help our business in “Solving for safer” to help protect people, property and places.

Cybersecurity and privacy experience – As a provider of mission-critical communications systems for customers in critical infrastructure sectors facing related cybersecurity and privacy risks, we seek directors with experience in cybersecurity and data privacy.

Software and services business experience – Our business has evolved in recent years to increase its focus on software and recurring services, and directors with experience in software and services are uniquely positioned to manage this progression.

Global business experience – Our business has customers in over 100 countries around the world, and directors with experience overseeing non-U.S. operations, global business cultures and multicultural customer preferences assist in managing our global operations and supply chain.

Government, public policy or regulatory experience – Directors with an understanding of these areas are uniquely qualified to provide guidance to our business, as the majority of our business is with governmental entities.

Private equity, investment banking or capital allocation experience – Our business involves complex financial transactions which directors with private equity, investment banking or capital allocation experience are particularly skilled to address.

Public company board experience – Directors who currently serve, or have served, on other public company boards, maintain a thorough understanding of corporate governance practices and policies and assist in maintaining relationships between the corporate board and senior management.

Human capital management experience – Directors with experience managing people and teams, including with respect to recruitment, retention, development and compensation, provide strategic value in overseeing our human capital management efforts, as we operate in a competitive talent market, particularly with respect to software and cloud computing infrastructure engineers, as well as employees in data science and artificial intelligence.

4	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

GOVERNANCE HIGHLIGHTS (page 15)

•	6 of our 7 director nominees are independent, including all committee members

•	All members of our Audit Committee qualify as “audit committee financial experts”

•	Lead Independent Director

•	Regular executive session meetings of independent directors

•	Annual election of directors

•	Annual director self-assessment process

•	No supermajority voting provisions in our organizational documents

•	No “poison pill”

•	Robust oversight of risk

•	Director Independence Guidelines

•	Majority voting standard in uncontested director elections

•	20% threshold for shareholder right to call special meeting

•	Shareholder right to act by written consent

•	Succession planning

•	Proactive shareholder engagement

EXECUTIVE COMPENSATION PROGRAM HIGHLIGHTS (page 36)

•	Pay-for-performance and at-risk compensation

•

A significant portion of our targeted annual compensation is performance-based and/or subject to forfeiture (“at-risk”), with emphasis on variable pay to reward short- and long-term performance measured against pre-established objectives informed by the Company’s strategy. For 2024, performance-based compensation comprised approximately 95% of the targeted annual compensation for our CEO and, on average, approximately 85% of the targeted annual compensation for our other NEOs.

•	Compensation aligned with shareholder interests

•	Performance measures for incentive compensation are linked to the overall performance of the Company and are designed to be aligned with the creation of long-term shareholder value.

•	Emphasis on future pay opportunity vs. current pay

•

Our long-term incentive awards are equity-based, use multi-year vesting provisions to encourage retention, and are designed to align our NEOs’ interests with long-term shareholder interests. For 2024, long-term equity compensation comprised approximately 84% of the targeted annual compensation for our CEO and, on average, approximately 68% of the targeted annual compensation for the other NEOs.

•	Retention of independent compensation consultant

•	Annual “say on pay” vote

•	No excise tax gross-up provisions

•	A recoupment “clawback” policy for compensation paid to certain officers

•	Robust stock ownership guidelines for directors and officers

•

An Insider Trading Prohibitions Policy, which we updated in 2024 to comply with recent legal developments, prohibits, among other things, our directors and officers from engaging in any pledging, short sales, hedging or other derivative transactions involving our securities

•	“Double trigger” severance benefits in the event of a change in control

•	No repricing of options without shareholder approval

•	No excessive perquisites

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	5

CORPORATE RESPONSIBILITY AT MOTOROLA SOLUTIONS

Corporate responsibility is embedded in our strategy and operations. We have an Executive Management Governance Team, co-chaired by two members of our Executive Committee, that develops and implements strategies and programs across our global organization to responsibly shape our corporate impact. Our program centers around the following six pillars:

6	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

In addition to our efforts preparing for upcoming regulations in a number of areas, the following is a sampling of our efforts in 2024, organized across our six pillars:

Environment

•  We worked to reduce the carbon footprint associated with our usage of cloud services with our largest cloud services supplier by increasing efficiency and selectively choosing lower-carbon services, resulting in a 64% reduction of greenhouse gas emissions in 2024 for such services (compared to our baseline year of 2021), even though our usage of cloud services with such supplier increased by 230% during such time period.

•  We reviewed our portfolio of battery products and significantly reduced the residual lead content throughout.

•  We implemented enhancements to our battery recycling processes to facilitate bulk takeback of batteries from our customers. By making the process simpler and easier, we improved our takeback rates.

•  We increased our usage of renewable energy for the operation of groundwater treatment plants at our remediation site in Arizona. 100% of the electricity we purchase at this site is now from renewable sources such as solar or wind.

•  We launched a composting program at our Elgin, Illinois facility, successfully diverting approximately 5,000 kilograms of organic waste for reuse. This initiative increased our composting rate, furthering our commitment to sustainable waste management practices.

•  We completed a thorough review of the potential financial impact of climate-related risks to our business. We expect this information may be used for various purposes, including informing our business strategies.

Supply Chain

•  We further enhanced business continuity and resiliency in our supply chain by optimizing supply and operations to locations closer to our customers.

•  We launched a new global packaging initiative to set environmental requirements for outbound packaging. This initiative encourages our suppliers to adopt standards and certifications that promote sustainable forest management and reductions of carbon footprints.

•  We continued our commitment to providing economic opportunities in the communities we serve by spending more than $400 million with small business partners in 2024.

•  Throughout the year, our supply chain human rights experts reviewed our supply chain practices, participated in industry initiatives and shared best practices. This included participation in a high-level event at the UK House of Lords and active involvement with the Responsible Business Alliance.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	7

Human Capital Management

Employee Development:

•  We continued to see high engagement with our eight business councils that are open to all employees in line with our goal of enabling employees to feel a sense of belonging in a supportive community and safe environment.

•  We realized more than 500,000 training enrollments across 75 countries to approximately 27,000 employees and contractors. Self-paced training (eLearning) grew by 40%, with primary consumption in cybersecurity, professional development, product technologies, and compliance courses.

Health, Safety, and Employee Wellbeing:

•  We held 84 global wellbeing webinars in 2024, covering topics such as physical health & nutrition, specific women’s and men’s health issues, life skills, and parenting.

•  We participated in our second Global Mental Health at Work Index assessment, conducted by One Mind, and achieved an improved score of 3.7/5.0, a 24% absolute increase from our initial assessment in 2023. This places Motorola Solutions above One Mind’s global benchmark of 2.5.

•  During Mental Health Awareness Month, we issued a paid mental health day for all employees globally, encouraging them to pause and re-energize.

•  We launched “Meet a Motorolan,” a program that connects employees with others outside of their immediate work teams for networking and collaboration. Nearly 2,000 employees participated in its inaugural year.

Community Engagement

Volunteerism:

•  Nearly 30% of employees logged at least one volunteer hour in 2024, resulting in a record of more than 105,000 volunteer hours.

•  Employees created more than 500 in-person and virtual volunteer opportunities across 26 countries in 2024.

Grants and Giving:

•  Employee generosity was a highlight – 1 in 2 employees were donors on our internal Company giving platform in 2024.

•   Employees gave to nearly 200 giving opportunities, which raised more than $230,000 for causes around the world.

•  For the third consecutive year, the Motorola Solutions Foundation (the “Foundation”) provided each employee a $25 USD (or local currency equivalent) gift they could direct to an eligible charitable organization of their choice on Giving Tuesday. In 2024, participation in the program and the number of causes supported more than doubled compared to 2023.

•  Through the Foundation, we continued to see year-over-year increased funding in key areas of focus, among others:

•  4% increase in funding to programs that support first responders’ mental health

•  8% increase in funding to programs that support frontline healthcare workers

•  We held the second annual “Bright Minds, Bold Futures” scholarship ceremony in our global headquarters, where we welcomed 10 new scholars to our cohort. The scholarship recognizes students from Chicagoland communities who are pursuing degrees in technology and engineering, and awards them a renewable scholarship worth up to $10,500 over the course of four years. The Foundation awarded approximately $100,000 in scholarships to 40 scholars in 2024.

8	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

Our Business

•  In furtherance of our information security and privacy activities, we continued to implement business continuity and disaster recovery practices by completing ISO 22301 business continuity external certification audits in 2024 at several sites, as well as an internal assessment of our Schaumburg, Illinois business continuity management system focused on continued compliance with the ISO 22301 standard.

•  In July 2024, we announced the opening of our new Research and Development Centre in Cork, Ireland, focused on designing software for the Company’s comprehensive land mobile radio portfolio, with plans for expansion across other technologies in the future.

•  We received various design awards for our products, many of which acknowledge our role in creating a safer future, including the iF Design Award, Red Dot Design Award, Chicago Good Design Award, and Australia Good Design Award.

Governance and Compliance

•  Nicole Anasenes and Elizabeth Mann were appointed to the Company’s Board of Directors.

•  The Board appointed Kathi Moore, Senior Vice President, Human Resources, to the Company’s management Executive Committee, effective January 1, 2025.

•  We established our Responsible AI & Technology Stewardship program to develop our standards, processes and guidelines to help enable the responsible development of artificial intelligence across the Company and to collaborate with our Motorola Solutions Technology Advisory Committee (MTAC) to provide ongoing governance to the development and deployment of our products and solutions.

•  We continued to enforce our initiative requiring employees to use Company-trusted devices, and refreshed our data leakage prevention technology for Company devices.

•  As drones are more frequently being incorporated into public safety workflows, we expanded our internal policy governing the use of drones in commercial activities.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	9

OUR BOARD

PROPOSAL NO. 1 — ELECTION OF SEVEN DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT FOR A ONE-YEAR TERM

Proposal Number 1 of this Proxy Statement enables you to vote on the members of your Board.* We open the Proxy Statement with this proposal because we believe there is no more important vote than that of electing the fiduciaries who oversee Motorola Solutions on your behalf.

To inform that vote, we provide you information here on, among other topics:

•	Who our Board is – including their qualifications

•	How our Board is selected and assessed

•	How our Board governs the Company

•	How our Board is organized

•	How you can communicate with our Board

•	How our Board is compensated

OUR BOARD – WHO WE ARE

Our Board has nominated and recommends seven individuals for election to our Board at the Annual Meeting. These individuals are as follows:

Gregory Q. Brown	Nicole Anasenes	Kenneth D. Denman	Ayanna M. Howard	Elizabeth D. Mann	Gregory K. Mondre	Joseph M. Tucci

Our Board believes that each nominee has the skills, experience and personal qualities our Board seeks in its directors, and that the combination of these nominees creates an effective and well-functioning Board, with a multitude of perspectives, viewpoints, backgrounds and professional experiences that best serves our Board, the Company and our shareholders.

Each of the nominees named is currently a director of the Company. The ages shown are current as of the date of this Proxy Statement.

Each of the director nominees (other than Ms. Mann) was elected at the Annual Meeting of Shareholders held on May 14, 2024. As previously announced, on August 26, 2024, the Board increased the number of directors of the Company from eight to nine, and elected Ms. Mann to serve as a director, effective immediately. Mr. Jones and Ms. Lewent, each of whom has been a valuable member of the Board during their tenure and previously reached the Board’s age of retirement, have not been nominated for re-election at the Annual Meeting. The Board thanks them for their years of service. The size of the Board will be reduced to seven members, effective as of, and contingent upon, the election of the seven director nominees at the Annual Meeting. Given Mr. Tucci’s extensive industry knowledge, meaningful knowledge of the Company, tenure on the Board and continued significant contributions to the Board (including in his role as Chair of the Compensation and Leadership Committee), our Board has granted a further additional one-year waiver of the retirement age for Mr. Tucci.

Included in each nominee’s biography is a description of select key qualifications, experience and characteristics that led our Board to conclude that each nominee is qualified to serve as a member of our Board.

*

The number of directors of the Company to be elected at the Annual Meeting is seven. If elected by our shareholders at the Annual Meeting, each director nominee will serve a one-year term ending at the 2026 Annual Meeting of Shareholders. Each director will hold office until such director’s respective successor is elected and qualified or until such director’s earlier death or resignation. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. However, if any nominee is not available to serve as a director for any reason at the time of the Annual Meeting, the proxies will be voted for the election of such other person or persons as the Board may designate, unless the Board, in its discretion, reduces the number of directors. The Board has the authority under our amended and restated bylaws (“Bylaws”) to increase or decrease the size of the Board and to fill vacancies between Annual Meetings of Shareholders.

10	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

GREGORY Q. BROWN

Mr. Brown joined the Company in 2003, was appointed as Chief Executive Officer of Motorola, Inc. in January 2008, and since May 2011 has been the Chairman and Chief Executive Officer of Motorola Solutions, Inc.

Other Public Company Boards: None

Board Committees: Executive (Chair)

Director Qualifications:

●  Public company CEO, relevant industry, technology, software and services business, cybersecurity and privacy, and human capital management experience as Chairman and CEO of the Company and former Chairman and CEO of Micromuse, Inc.

●  Financial and accounting expertise, global business, capital allocation, government, public policy, and regulatory experience as Chairman and CEO of the Company, former chair and board member of the Federal Reserve Bank of Chicago, former Vice Chair of the U.S. – China Business Council, and former member of the President of the United States’ Management Advisory Board

●  Government, public policy, and regulatory experience as a member of The Business Council, Council on Foreign Relations, Co-chair of Prium, and former member of the Business Roundtable and of the President’s National Security Telecommunications Advisory Committee (NSTAC)

●  Public company board experience

Principal Occupation: Chairman and Chief Executive Officer, Motorola Solutions, Inc.
Age: 64 Director since: 2007 Chairman since: 2011

NICOLE ANASENES

Ms. Anasenes served as Chief Financial Officer and Senior Vice President, Finance of ANSYS, Inc., a developer and provider of engineering simulation software and services, from March 2021 and December 2020, respectively, until February 2024. Ms. Anasenes remained an employee of ANSYS, Inc. until June 2024. She was Chief Financial Officer and Chief Operating Officer of Squarespace, Inc., a company which sells subscription software to help customers establish and manage their online presence and stores, from 2016 to 2020, and also served as Chief Financial Officer of Infor, a cloud application software company, from 2013 to 2015. Before joining Infor, Ms. Anasenes spent 11 years with IBM in various leadership positions in corporate finance, M&A and market development.

Other Public Company Boards: Fidelity National Information Services, Inc. In the last five years, Ms. Anasenes served on the boards of ANSYS, Inc. from July 2018 until December 2020 and VMware, Inc. from April 2022 to November 2023.

Board Committees: Audit

Director Qualifications:

●  Public company CFO as former CFO of ANSYS, Inc. and former CFO of Squarespace, Inc.

●  Financial and accounting expertise and relevant industry, technology, cybersecurity and privacy, global business, software and services business, private equity, investment banking or capital allocation, and human capital management experience as former CFO of ANSYS, Inc., former CFO and COO of Squarespace, Inc. and former CFO of Infor

●  Public company board experience

Principal Occupation: Former Chief Financial Officer and Senior Vice President, Finance, ANSYS, Inc.
Age: 51 Director since: 2024 Independent

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	11

KENNETH D. DENMAN

Mr. Denman is a Managing Director at Sway Ventures, a venture capital firm that invests in early to mid-stage technology companies. He was the CEO and President of Emotient, Inc., a company that uses artificial intelligence to analyze facial expressions to detect emotions, from 2012 to 2016. He also served as the Chief Executive Officer of Openwave Systems Inc. from 2008 to 2011 and as a director from 2004 to 2011. He served as the Chief Executive Officer and President and director of iPass, Inc. from 2001 to 2008 and as its Chairman from 2003 to 2008. Mr. Denman is also a member of the Board of Trustees of Seattle Children’s Hospital. He is also the current chair of the University of Washington Foundation’s Board of Directors.

Other Public Company Boards: Costco Wholesale Corporation. In the last five years, Mr. Denman served on the boards of LendingClub Corporation from July 2017 to February 2021, and VMware, Inc. from January 2021 to November 2023.

Board Committees: Compensation and Leadership, Governance and Nominating (Chair), Executive

Director Qualifications:

●  Relevant industry, technology, and human capital management experience, and financial and accounting expertise as former CEO and President of Emotient, Inc. and iPass, Inc. and former CEO of Openwave Systems Inc.

●  Software and services business, and cybersecurity and privacy experience as former CEO and President of Emotient, Inc. and iPass, Inc. and former CEO of Openwave Systems Inc.

●  Public company CEO experience as former CEO and President of iPass, Inc. and former CEO of Openwave Systems Inc.

●  Global business experience as former CEO and President of iPass, Inc., former CEO of Openwave Systems Inc. and former COO – Wireless, of MediaOne International

●  Private equity, investment banking, or capital allocation experience as a Managing Director of Sway Ventures

●  Public company board experience

Principal Occupation: Managing Director, Sway Ventures
Age: 66 Director since: 2017 Lead Independent Director since: 2019 Independent

AYANNA M. HOWARD

Dr. Howard is the dean of the College of Engineering at The Ohio State University, as well as a tenured professor in the college’s Department of Electrical and Computer Engineering with a joint appointment in Computer Science and Engineering, positions that she has held since 2021. Dr. Howard was also the founder and board president of Zyrobotics, Inc., a non-profit organization that provided AI-powered STEM tools for early childhood education, from January 2020 to January 2025. Dr. Howard held various positions at the Georgia Institute of Technology (“Georgia Tech”) from 2005 to 2021, including as the Chair of the School of Interactive Computing from 2018 to 2021, and as the Linda J. and Mark C. Smith Professor, School of Electrical & Computer Engineering from 2015 to 2021. Prior to her time at Georgia Tech, Dr. Howard worked at NASA’s Jet Propulsion Laboratory in various roles from 1993 to 2005.

Other Public Company Boards: Autodesk, Inc.

Board Committees: Audit

Director Qualifications:

●  Financial and accounting expertise and private equity, investment banking or capital allocation experience as the founder of Zyrobotics, Inc., and from her receipt of her M.B.A. from the Drucker Graduate School of Management

●  Government, public policy and regulatory experience as the dean of the College of Engineering at The Ohio State University and former roles at NASA’s Jet Propulsion Laboratory

●  Relevant industry, technology, cybersecurity and privacy, software and services business, and human capital management experience as the founder of Zyrobotics, Inc., dean of the College of Engineering at The Ohio State University and former roles at NASA’s Jet Propulsion Laboratory

●  Public company board experience

Principal Occupation: Dean of the College of Engineering, The Ohio State University
Age: 53 Director since: 2022 Independent

12	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

ELIZABETH D. MANN

Ms. Mann is the Executive Vice President and Chief Financial Officer of Verisk, a data analytics and risk assessment company. Ms. Mann joined Verisk in September 2022 from S&P Global Inc., a financial information and analytic services company, where she served as Chief Financial Officer of the Mobility division from March 2022 to August 2022, as Chief Financial Officer of the Ratings division from November 2020 to August 2022 and as senior vice president of capital management from June 2019 to November 2020. Before joining S&P Global Inc., Mann held several roles of increasing responsibility at Goldman Sachs, including managing director of the firmwide strategy group and the technology, media, and telecom investment banking group. Prior to Goldman Sachs, Mann was a Moore Instructor and National Science Foundation Postdoctoral Fellow at the Massachusetts Institute of Technology.

Other Public Company Boards: None

Board Committees: Audit

Director Qualifications:

●  Public company CFO as CFO of Verisk

●  Financial and accounting expertise, software and services business, global business, private equity, investment banking or capital allocation, and human capital management experience as CFO of Verisk and former CFO of the Ratings and Mobility divisions of S&P Global Inc.

●  Technology experience as CFO of Verisk and former managing director of the technology, media, and telecom investment banking group at Goldman Sachs

Principal Occupation: Executive Vice President and Chief Financial Officer of Verisk Analytics, Inc. (“Verisk”)
Age: 49 Director since: 2024 Independent

GREGORY K. MONDRE

Mr. Mondre is Co-CEO and Managing Partner of Silver Lake, a global technology investment firm, and is based in New York. Mr. Mondre joined Silver Lake in 1999 and was previously Managing Partner and Managing Director from January 2013 to December 2019. Prior to his time at Silver Lake, Mr. Mondre was a principal at TPG, where he focused on private equity investments across a wide range of industries, with a particular focus on technology.

Other Public Company Boards: GoodRx Holdings, Inc. In the last five years, Mr. Mondre served on the boards of Expedia Group from May 2020 to October 2021 and GoDaddy, Inc. from May 2014 to February 2020.

Board Committees: Compensation and Leadership, Governance and Nominating

Director Qualifications:

●  Relevant industry, technology, global business, and software and services business experience as Co-CEO and Managing Partner of Silver Lake

●  Financial and accounting expertise and private equity, investment banking or capital allocation, and human capital management experience as Co-CEO and Managing Partner of Silver Lake and as former principal at TPG

●  Public company board experience

Principal Occupation: Co-CEO and Managing Partner, Silver Lake
Age: 50 Director since: 2015 Independent

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	13

JOSEPH M. TUCCI

Mr. Tucci is the Chairman of Bridge Growth Partners. He is a founder, served as director from September 2016 to July 2022, and as the Co-Chairman and Co-Chief Executive Officer from September 2016 to February 2019, of GTY Technology Holdings Inc., a software-as-a-service company that offers a cloud-based suite of solutions for the public sector in North America. Mr. Tucci was the Chairman and Chief Executive Officer of EMC Corporation, a provider of enterprise storage systems, software, and networks. He was EMC’s Chairman from January 2006 and CEO from January 2001 until September 2016, when Dell Technologies acquired the company.

Other Public Company Boards: Paychex, Inc. In the last five years, Mr. Tucci also served on the board of GTY Technology Holdings, Inc. from September 2016 to July 2022.

Board Committees: Compensation and Leadership (Chair), Governance and Nominating, Executive

Director Qualifications:

●  Public company CEO, technology, global business, software and services business, and human capital management experience, and financial and accounting expertise as former Chairman, CEO and President of EMC Corporation

●  Relevant industry, and private equity experience as former Co-CEO and Co-Chairman of GTY Technology Holdings, Inc. and founding member and current Chairman of Bridge Growth Partners

●  Government, public policy, and regulatory experience as a former member of the Business Roundtable and Chair of its Task Force on Education and the Workforce and as a former member of the Technology CEO Council

●  Public company board experience

Principal Occupation: Chairman of Bridge Growth Partners
Age: 77 Director since: 2017 Independent

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE SEVEN NOMINEES NAMED HEREIN AS DIRECTORS. UNLESS OTHERWISE INDICATED ON YOUR PROXY, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF SUCH SEVEN NOMINEES AS DIRECTORS.

14	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

OUR BOARD’S QUALIFICATIONS

We believe our Board should be comprised of individuals with appropriate skills and experiences to meet its board governance responsibilities and contribute effectively to the Company. Our Governance and Nominating Committee carefully considers the skills and experiences of current directors and new candidates to ensure that they meet the needs of the Company before nominating directors for election to our Board. All of our non-employee directors serve on Board committees, further supporting our Board by providing expertise to those committees. The needs of the committees also are reviewed when considering nominees to our Board. Our Board has a deep working knowledge of matters common to large companies and is comprised of individuals with a mix of attributes, skills and qualifications which include, with respect to our seven director nominees:

•	Independence: Six of seven director nominees

•	Relevant industry experience: Six of seven director nominees

•	Public company CEO, division CEO or CFO: Five of seven director nominees

•	Financial and accounting expertise: All director nominees

•	Technology experience: All director nominees

•	Cybersecurity and privacy experience: Four of seven director nominees

•	Software and services business experience: All director nominees

•	Global business experience: Six of seven director nominees

•	Government, public policy or regulatory experience: Three of seven director nominees

•	Private equity, investment banking or capital allocation experience: All director nominees

•	Public company board experience: Six of seven director nominees

•	Human capital management experience: All director nominees

Specific experience, qualifications, attributes and skills of our nominees are listed in the biographies above.

HOW OUR BOARD IS SELECTED AND ASSESSED

Director Nominating Process

The Governance and Nominating Committee recommends candidates to our Board it believes are qualified and suitable to become members of our Board. The Governance and Nominating Committee also considers the performance of incumbent directors in determining whether to recommend them for re-election. The Governance and Nominating Committee considers recommendations from many sources, including members of our Board, management and search firms. From time to time, Motorola Solutions hires search firms to help identify and facilitate the screening and interview process of director candidates. In 2024, we continued our retention of Russell Reynolds to assist with this process. Russell Reynolds compiles a list of candidates (which may include candidates recommended by other search firms), evaluates each candidate and makes recommendations to the Governance and Nominating Committee (e.g., Ms. Mann). They screen candidates based on our Board’s criteria, perform reference checks, prepare a biography of each candidate for the Governance and Nominating Committee’s review and help arrange interviews if necessary. The Governance and Nominating Committee and the Chairman of the Board will conduct interviews with candidates who meet our Board’s criteria. The Governance and Nominating Committee has full discretion in considering potential candidates and making its nominations to our Board.

The Governance and Nominating Committee will consider nominees recommended by Motorola Solutions shareholders as described below. A description of certain considerations our Governance and Nominating Committee reviews in evaluating director nominees is described in “Skills and Experience” on page 16 of this Proxy Statement. A shareholder wishing to propose a candidate for consideration should forward the candidate’s name and information about the candidate’s qualifications in writing to Secretary, Motorola Solutions, Inc., 500 West Monroe Street, Chicago, IL 60661. Our Secretary will forward all recommendations received to the Chair of our Governance and Nominating Committee for discussion and consideration. A shareholder who wishes to directly nominate an individual as a director candidate, rather than recommending the individual to the Governance and Nominating Committee as a nominee, must comply with the advance notice requirements for shareholder nominations set forth in Article III, Section 13 of our Bylaws (including the requirement to provide reasonable evidence that such shareholder has complied with the requirements of Rule 14a-19 of the Securities Exchange Act, as amended (the “Exchange Act”)) or the proxy access process set forth in Article III, Section 17 of our Bylaws. See the section titled “Important Dates for the 2026 Annual Meeting” on page 90 of this Proxy Statement for further information on these procedures.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	15

Governance and Nominating Committee Director Commitment Level Assessment

Our Board recognizes that a robust evaluation and assessment process is an essential component of strong corporate governance practices and promoting Board effectiveness. The Governance and Nominating Committee oversees an annual assessment of our director nominees’ director commitment levels with respect to service on other public company boards. Our director commitment policy in our Board Governance Guidelines provides that the Chairman of the Board and the Lead Independent Director may serve on no more than four public boards (including our own, unless the Chairman of the Board is a “named executive officer,” in which case such limit shall be three public boards), and all other director nominees may serve on no more than five public boards (including our own), in each case with consideration given to public company leadership roles (the “Director Commitment Policy”).

With respect to the Governance and Nominating Committee’s annual review of director commitment levels, the Governance and Nominating Committee affirms that all director nominees are compliant with the Director Commitment Policy as of the date of this Proxy Statement.

Skills and Experience

Our Board seeks members with varying professional backgrounds and other characteristics who combine a broad spectrum of experience and expertise with a reputation for integrity. As stated in our Board Governance Guidelines, when selecting directors, our Board and the Governance and Nominating Committee review and consider many factors, including: experience in the context of the Board’s needs; integrity; leadership qualities; ability to exercise sound judgment; existing time commitments; years to retirement age; and independence. They also consider ethical standards. Our Board and the Governance and Nominating Committee recognize the importance of a Board representing a multitude of knowledge and experiences and strive to nominate directors with a variety of complementary skills, backgrounds and perspectives so that, as a group, the Board will possess the appropriate talent, skills, experience and expertise to oversee the Company’s businesses. The Governance and Nominating Committee annually assesses the effectiveness of its director nomination process and the Board Governance Guidelines.

Board Assessment and Director Peer Review and Process

Our Board recognizes that a robust evaluation and assessment process is an essential component of strong corporate governance practices and promoting Board effectiveness. The Governance and Nominating Committee oversees an annual assessment process of our director nominees. Our Board Governance Guidelines provide that, at a minimum, the annual assessment of director nominees will address the overall effectiveness, achievement of mission, discharge of responsibilities, structure, meetings, processes, relationships with management and Board and committee development. Such assessment process also includes the following steps:

1

The Governance and Nominating Committee reviews the format of the Board assessment and director peer review process as necessary to help ensure that the solicited feedback remains relevant and appropriate.

2

Each director completes an annual self-assessment of the Board and the committees on which such director serves. These self-assessments are designed to help assess the skills, qualifications, and experience represented on the Board and its committees, and to determine whether the Board and its committees are functioning effectively.

3	The results of this annual self-assessment are discussed by the full Board and each committee, as applicable, and changes to the Board’s and its committees’ practices are implemented as appropriate.

4

The Lead Independent Director also conducts a confidential director peer review process. As part of this process, the Lead Independent Director speaks with each other director individually to obtain insights regarding the contributions of other directors (and the Chairman of the Board may speak with each other director regarding the contributions of the Lead Independent Director), and to discuss issues in greater depth and obtain more targeted feedback with respect to Board, committee and individual director effectiveness.

With respect to Mr. Brown, the Compensation and Leadership Committee also conducts an annual review of his performance as CEO, as described in our Board Governance Guidelines and the charter of the Compensation and Leadership Committee.

16	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

Board Refreshment

Our Board believes that a degree of Board refreshment is important to ensure that Board composition is aligned with the changing needs of the Company and the Board, and that fresh viewpoints and perspectives are regularly considered. Our Board also believes that directors develop an understanding of the Company and an ability to work effectively as a group over time that provides significant value, and therefore a significant degree of continuity year-over-year should be expected. Our current director nominee tenure and board refreshment statistics as of the date of the Annual Meeting are as follows:

DIRECTOR NOMINEE TENURE	BOARD REFRESHMENT

1 of 7 Director Nominees less than 1 year
2 of 7 Director Nominees 1-5 years
1 of 7 Director Nominees +10 years
3 of 7 Director Nominees 6-9 years

	+4 Directors added	-7 Directors retired
over the last 8 years

Our Board does not have absolute limits on the length of time that a director may serve, but considers the tenure of directors as one of several factors in re-nomination decisions. As set forth in our Board Governance Guidelines, the Board requires that a director must offer to resign if a significant change in personal circumstances, including job responsibilities, occurs, and has established a retirement age of 75 for non-executive directors, requiring such directors to tender their resignation from the Board at the annual meeting of shareholders following their 75th birthday. Directors who are members of management will retire from the Board upon retirement from the Company. The CEO may remain on the Board after retirement from the Company with the approval of the Board. There are no additional exemptions or conditions to this retirement policy other than what is set forth in our Board Governance Guidelines. Given Mr. Tucci’s extensive industry knowledge, meaningful knowledge of the Company, tenure on the Board and continued significant contributions to the Board (including his role as Chair of the Compensation and Leadership Committee), our Board has granted a further additional one-year waiver of the retirement age for Mr. Tucci.

While our Board believes that refreshment is an important consideration in assessing Board composition, it also believes the best interests of the Company are served by being able to take advantage of all available talent. Therefore, our Board does not make determinations with regard to its membership based solely on age or tenure.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	17

HOW OUR BOARD GOVERNS THE COMPANY

We believe that the governance tone of a company is set at the top. Our Board has:

•	Responsibility for overseeing management and providing strategic guidance

•	A belief in the steady refreshment of our Board to bring new perspectives

•	A belief in the importance of staying well informed

•	A willingness to manage risks, seize opportunities and embrace leadership

Board Governance Practices and Principles

We adhere to a number of good board governance practices and principles:

•	6 of our 7 director nominees are independent, including all committee members

•	A Lead Independent Director

•	All members of our Audit Committee qualify as “audit committee financial experts”

•	Regular executive session meetings of independent directors

•	Annual director self-assessment process

•	Robust oversight of risk

•	Board Governance Guidelines

•	Director Independence Guidelines

Corporate Governance Practices and Principles

We maintain a strong foundation of corporate governance practices and principles:

•	Proxy access provision in our Bylaws

•	Annual election of directors

•	No super majority voting provisions in our organizational documents

•	No “poison pill”

•	Majority voting standard in uncontested director elections

•	20% threshold for shareholder right to call special meeting

•	Shareholder right to act by written consent

•	Succession planning (for additional information, see “Human Capital Management and Succession Planning” on page 19 of this Proxy Statement)

•	Proactive shareholder engagement (for additional information, see “Shareholder Engagement” on page 21 of this Proxy Statement)

Compensation Governance Practices and Principles

We maintain a robust compensation governance framework:

•	Pay-for-performance and at-risk compensation

•

A significant portion of our targeted annual compensation is performance-based and/or subject to forfeiture (“at-risk”), with emphasis on variable pay to reward short- and long-term performance measured against pre-established objectives informed by the Company’s strategy. For 2024, performance-based compensation comprised approximately 95% of the targeted annual compensation for our CEO and, on average, approximately 85% of the targeted annual compensation for our other NEOs.

•	Compensation aligned with shareholder interests

•	Performance measures for incentive compensation are linked to the overall performance of the Company and are designed to be aligned with the creation of long-term shareholder value.

•	Emphasis on future pay opportunity vs. current pay

•

Our long-term incentive awards are equity-based, use multi-year vesting provisions to encourage retention, and are designed to align our NEOs’ interests with long-term shareholder interests. For 2024, long-term equity compensation comprised approximately 84% of the targeted annual compensation for our CEO and, on average, approximately 68% of the targeted annual compensation for the other NEOs.

18	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

•	Retention of independent compensation consultant

•	Annual “say on pay” vote

•	No excise tax gross-up provisions

•	A recoupment “clawback” policy for compensation paid to certain officers

•	Robust stock ownership guidelines for directors and officers

•

An Insider Trading Prohibitions Policy, which we updated in 2024 to comply with recent legal developments, prohibits, among other things, our directors and officers from engaging in any pledging, short sales, hedging or other derivative transactions involving our securities

•	“Double trigger” severance benefits in the event of a change in control

•	No repricing of options without shareholder approval

•	No excessive perquisites

Governance of Risks and Corporate Controls

We maintain comprehensive governance of risks and corporate controls:

•	Code of Business Conduct

•	Supplier Code of Conduct and regular supplier audits

•	Annual training programs for employees addressing information security, intellectual property protection and data protection and privacy

•	Anti-Human Trafficking Compliance Plan

•	Robust oversight of risk (for additional information, see “Risk Oversight” on page 19 of this Proxy Statement)

We encourage you to visit www.motorolasolutions.com/investors/corporate-governance.html to obtain more information and view our governance documents, including our Code of Business Conduct and our Board Governance Guidelines, which are publicly available on such website. The information contained on or accessible through our corporate website is not incorporated by reference into and is not a part of this Proxy Statement. Any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Business Conduct will be posted on our website within four business days following the date of the amendment or waiver. There were no waivers in 2024.

Human Capital Management and Succession Planning

Our Board believes that human capital management and succession planning are critical to the Company’s success. Our Board’s involvement in leadership development and succession planning is ongoing throughout the year, and our Board provides input on important decisions in each of these areas. Our Board has primary responsibility for succession planning for the CEO and oversight of other senior management positions. The Compensation and Leadership Committee oversees the development of the process and will periodically report to our Board on succession planning, as described in our Board Governance Guidelines. The entire Board will work with the Compensation and Leadership Committee, or a special committee designated by our Board, to nominate and evaluate potential successors to the CEO. In 2024, our Board reviewed short and long-term succession plans for the CEO and other members of management who are part of our Executive Committee. When assessing possible CEO candidates, our Board identified skills and behavioral characteristics it considers a requirement for the Company’s CEO. Our Board evaluates these succession plans with the overall business strategy in mind. When possible, potential leaders are introduced to our Board through presentations or separate events. The Compensation and Leadership Committee is also regularly updated on key talent indicators for the overall workforce, including recruiting, attrition and development programs.

Risk Oversight

Our approach to enterprise risk management is designed to effectively identify, assess, prioritize, mitigate, and monitor the Company’s principal risks. Management is responsible for the Company’s day-to-day risk management activities. Our Board’s role is to exercise informed risk oversight, which is done both directly and indirectly through its committees. Our Board oversees the business of the Company, including CEO and senior management performance and risk management, to assure that the long-term interests of the shareholders are being served. Each committee of the Board is also responsible for reviewing the risk exposure of the Company related to the committee’s areas of responsibility and providing input to management on such risks. Management and our Board have a robust process embedded throughout the Company to identify, analyze, manage and report all significant risks facing the Company. Our CEO and other senior managers regularly report to our Board on significant risks facing the Company, including financial, environmental, social and governance (“ESG”), cybersecurity and data privacy, artificial intelligence (“AI”), operational, strategic, reputational, M&A/integration and regulatory and compliance risks. Each of the Board committees reviews with management significant risks related to the committee’s area of responsibility and reports to the Board on such risks.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	19

While each committee is responsible for reviewing significant risks in the committee’s area of responsibility, the entire Board is regularly informed about such risks through committee reports and presentations. The oversight of specific risks by Board committees enables the entire Board to oversee risks facing the Company more effectively and develop strategic direction taking into account the effects and magnitude of such risks. The independent Board members also discuss the Company’s significant risks when they meet in executive session without management.

Our audit services department has a very important role in the risk management program, providing management and the Audit Committee with an overarching and objective view of the risk management activities of the Company. Audit services identifies and conducts engagements utilizing inputs from our annual enterprise risk management assessment, which considers the probability, impact and velocity of potential risks. The engagements span financial, operational, strategic and compliance risks, with a view to assessing risks over a two-year time horizon. The engagement results assist management in maintaining acceptable risk levels. The Vice President of Audit Services reports directly to the Audit Committee as well as the Chief Financial Officer and meets regularly with the Audit Committee and its chairperson, including in executive sessions.

In addition, we have a Vice President of Ethics & Compliance who reports directly to the General Counsel and who meets regularly with the Audit Committee and its chairperson, including in executive session.

Additional detail regarding the manners in which our Board and its committees undertake their risk oversight responsibilities include the following:

Board

•  Receives updates on our business operations, financial results, and long-range plan at its regularly-scheduled meetings

•  Monitors overall culture and risk management environment

•  Receives periodic (at least annual) updates from management regarding top-identified enterprise risks

•  Receives annual report on political contributions made by the Company and MSIPAC, a voluntary employee-funded political action committee

h	h	h

Audit Committee	Compensation and Leadership Committee	Governance and Nominating Committee

•  Reviews and considers our annual audit risk assessment, which identifies risks related to our internal control over financial reporting and informs our internal and external audit plans

•  Monitors and oversees ESG-related risks as part of our enterprise risk management program, including risks related to cybersecurity threats and AI

•  Monitors independence of our external auditor

•  Reviews our annual audited financial statements and quarterly financial statements with management and our external auditor

•  Reviews risks related to regulatory and compliance matters

•  Reviews the use and consistent presentation of non-GAAP measures in our earnings releases and SEC filings

•  Considers the impact of risk on our financial position and the adequacy of our risk-related internal controls

•  Receives annual enterprise risk management report

•  Receives quarterly report on litigation and compliance trends and an annual update on regulatory developments

•  Assesses, on an annual basis, whether our compensation plans, policies, and practices encourage excessive or inappropriate risk taking by employees

•  Reviews risks related to talent acquisition, retention and development, as well as management succession

•  Conducts an annual review of our corporate governance policies and practices

•  Receives updates on emerging corporate governance issues and trends

•  Oversees annual self-assessment process for the Board and each of its committees, which includes soliciting directors’ views on our strategy and enterprise risks

•  Monitors and reviews our ESG strategy, initiatives and policies

•  Reviews quarterly expenditures for Company and MSIPAC political contributions, lobbying, and industry association memberships

20	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

Board Oversight of ESG-Related Risks

Our Board views oversight and effective management of ESG-related risks as important to our ability to execute our strategy and achieve long-term sustainable growth. Our Board receives periodic updates on ESG topics. In addition to oversight by the full Board, our Board has delegated primary responsibility for more frequent and in-depth oversight of our ESG strategy, initiatives and policies to the Governance and Nominating Committee. The Governance and Nominating Committee receives at least semi-annual updates on topics such as environmental stewardship, human capital management and community engagement. The Governance and Nominating Committee receives such updates from our Vice President, Legal and ESG, who is also a member of our Executive Management Governance Team. We formed our Executive Management Governance Team in 2020 to drive decision-making on strategies and initiatives to responsibly shape our corporate impact, and the team is headed by two members of our Executive Committee. In addition, the Audit Committee reviews ESG-related risks as part of our enterprise risk management program, reviews our corporate responsibility report each year (along with the full Board) and receives at least semi-annual updates on ESG-related risks.

Board Oversight of Risks Related to Cybersecurity Threats

Another area which our Board views as important to our ability to execute strategy and achieve long-term sustainable growth is oversight and effective management of risks related to cybersecurity threats. Our Board has delegated to the Audit Committee the responsibility to oversee risks related to cybersecurity threats as part of our enterprise risk management program. Specifically, subject to oversight by the full Board, the Vice President of Cybersecurity & Information Technology Infrastructure provides the Audit Committee with periodic cybersecurity and information security reports, including recent cybersecurity incidents and updates on cybersecurity products and operations. In addition, a subset or the full group of certain individuals, such as our Chief Information Officer, Vice President of Cybersecurity & Information Technology Infrastructure, and Data Protection Officer, present at least once per year to the Audit Committee regarding cybersecurity and data privacy risk topics. For further information regarding our oversight of risks related to cybersecurity threats, please refer to Part I, Item 1C. of our Annual Report on Form 10-K for the year ended December 31, 2024.

Board Oversight of Risks Related to AI

Our Board has been highly engaged with management regarding notable developments as we are increasingly leveraging AI (including generative AI) into our product offerings, as well as increasingly utilizing AI within the Company to help improve our employees’ productivity and efficiency. In addition to oversight by the full Board, our Board has delegated to the Audit Committee the responsibility to oversee risks related to AI as part of our enterprise risk management program. The Board and the Audit Committee receive regular updates regarding AI from our Corporate Vice President – AI & Data Engineering; from members of the Motorola Solutions Technology Advisory Committee (the “MTAC”), including from a member of our Executive Committee and our Corporate Vice President, Products, Channel & Intellectual Property Law; and from our executive finance team. The MTAC was commissioned by our Executive Committee in an effort to ensure that our technological advancements remain aligned with our purpose and ethics, and are informed by the broader implications to our customers, the communities we serve and society at large. In addition, we formed our AI Operations Council in 2024, which is headed by a member of our Executive Committee and our Corporate Vice President – AI & Data Engineering, to govern efforts within the Company to utilize AI in a responsible manner to help improve both employee productivity and efficiency and customer outcomes.

Shareholder Engagement

We recognize the value of listening to and considering the perspectives of our shareholders. Developing relationships with our shareholders is an integral part of that process and we routinely engage with, and collect feedback from, our shareholders on a variety of topics, through both our investor relations team and shareholder outreach. Our senior management team maintains regular contact with a broad base of investors, including through quarterly earnings calls and other channels of communication, to understand their concerns. In addition, we have a robust shareholder outreach program, which is a recurring effort led by a cross-functional team that includes members of our investor relations, legal, executive rewards, ESG, environmental, health and safety and ethics teams, with participation from our information technology team. In 2024, we held discussions with a diverse cross-section of our shareholders. Specifically, during the spring of 2024, we contacted our top 25 shareholders (owning approximately 50% of our outstanding stock) to collect feedback, and in the fall and winter of 2024, we offered to engage again with such top 25 shareholders (owning approximately 53% of our outstanding stock). These discussions covered various ESG, compensation, corporate governance, operational and financial performance matters. Recent examples of enhancements to our practices based on feedback from our shareholders include updating our director skills matrix in this Proxy Statement and updating our director commitment policy in our Board Governance Guidelines.

We are continuing our program of active shareholder engagement during fiscal year 2025, including participation at industry and investment community conferences, analyst meetings, and select one-on-one meetings with shareholders.

In addition to direct engagement, we have instituted a number of complementary mechanisms that allow shareholders to effectively communicate with the Board and management, including the policy regarding direct correspondence with individual directors and the Board as a whole described in the section entitled “How You Can Communicate with our Board” on page 26 of this Proxy Statement, a commitment to thoughtfully consider shareholder proposals submitted to the Company, an annual advisory vote to approve executive compensation, and attendance at our

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	21

annual shareholder meetings. Our investor relations website (at
 www.motorolasolutions.com/investors.html
) features substantive information and materials for the reference of our shareholders, including earnings and conference presentations, corporate governance documents, public filings and news releases. The information contained in or accessed through our corporate website, as described in this “Shareholder Engagement” section, is not incorporated by reference into and is not a part of this Proxy Statement.
Company Insider Trading Prohibitions Policy
We have adopted an Insider Trading Prohibitions Policy (the “Insider Trading Policy”) that governs the purchase, sale and other transfers of our securities by directors, officers and employees, as well as contractors and consultants who have access to material non-public information. In addition, the Company follows certain processes for the repurchase of its securities. We believe that both the Insider Trading Policy and the processes applicable to the Company are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. Among other things, the Insider Trading Policy prohibits directors, officers and any other persons designated by our insider trading compliance officer from holding our securities in a margin account or engaging in hedging, short sales, pledging or any other derivative transaction relating to our securities. Our Insider Trading Policy is included as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 14, 2025.
OUR BOARD’S LEADERSHIP STRUCTURE
At the annual meeting of our Board held in May 2011, our Board combined the roles of Chairman and Chief Executive Officer and appointed Gregory Q. Brown to serve as both Chief Executive Officer and Chairman of the Board and also appointed an independent director as Lead Independent Director. Our Board regularly reviews its leadership structure and effectiveness, and reappointed Mr. Brown as Chairman of the Board and an independent director as Lead Independent Director at the annual meetings of the Board held in 2012 through 2024. The Board determined that Mr. Brown’s thorough knowledge of Motorola Solutions’ business, strategy, people, operations, competition and financial position coupled with his leadership and vision made him well positioned to chair Board meetings and bring key business and stakeholder issues to the Board’s attention. Additionally, the feedback of our directors over the years confirms that this structure of a combined Chairman and CEO and Lead Independent Director has provided for a highly conducive atmosphere for directors to exercise their responsibilities and fiduciary duties, and to enjoy adequate opportunities to thoroughly deliberate matters before the Board and to make informed and independent decisions.
The Lead Independent Director presides at all meetings of our Board at which the Chairman is not present, including the executive sessions of the Board; advises on Board meeting agendas, materials and schedules and assesses the quality, quantity and timeliness of the information provided to the Board by management to assist the Board in performing its oversight duties, including risk oversight; acts as a liaison between our independent directors and the Chairman and management by, among other things, regularly consulting with the independent directors who serve as committee chairs and making recommendations to the Company when requested by the Chairman of the Board; leads the CEO succession planning process; assists the Chairman in performing Board responsibilities as requested; if requested by major shareholders, ensures that he or she is available for consultation and direct communication as needed; and leads the confidential director peer review process and the annual assessment of our CEO, as described above on page 16 of this Proxy Statement under “Board Assessment and Director Peer Review and Process.” If elected at the Annual Meeting, Mr. Denman will continue to serve as our Lead Independent Director. Mr. Denman’s extensive leadership skills as a former chairman of the board, as well as a former CEO at several companies, in addition to his experience in his past and current service as a director of public companies, ensure that he is able to exercise effective independent leadership over our Board.

22	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

COMMITTEES OF THE BOARD

To assist it in carrying out its duties, our Board has delegated certain authority to several committees. Our Board currently has the following standing committees: (1) Audit, (2) Compensation and Leadership, (3) Governance and Nominating, and (4) Executive. The charters for each of the Audit Committee, Compensation and Leadership Committee and Governance and Nominating Committee are available on our website at www.motorolasolutions.com/investors/corporate-governance.html. Committee membership as of December 31, 2024 (except as otherwise noted), the number of meetings of each committee during 2024, and the key responsibilities of each committee and independence information are described below:

AUDIT COMMITTEE

Key Responsibilities

•   Assist the Board in fulfilling its oversight responsibilities as they relate to the integrity of the Company’s financial statements and accounting policies, internal controls, disclosure controls and procedures, financial reporting practices and legal and regulatory compliance.

2024 Meetings: 9
Judy C. Lewent (Chair)* Nicole Anasenes Dr. Ayanna M. Howard Clayton M. Jones* Elizabeth D. Mann * Ms. Lewent and Mr. Jones have not been nominated for re-election at the Annual Meeting.

•   Engage the independent registered public accounting firm.

•   Monitor the qualifications, independence and performance of the Company’s independent registered public accounting firm and the performance of the Company’s internal auditors.

•   Maintain, through regularly scheduled meetings, a line of communication between the Board and the Company’s financial management, internal auditors and independent registered public accounting firm.

•   Oversee compliance with the Company’s policies for conducting business, including ethical business standards as specified in the Company’s Code of Business Conduct.

•   Review the Company’s overall financial position, asset utilization and capital structure.

•   Review the need for equity and/or debt financing and specific outside financing proposals.

•   Monitor the performance and investments of employee retirement and related funds.

•   Review the Company’s dividend payment plans and practices.

•   Prepare the report of the Audit Committee included in this Proxy Statement.

•   Review significant risk exposure as it relates to the Audit Committee’s areas of responsibilities, including as part of our enterprise risk management program, such as ESG-related, cybersecurity and data privacy, AI, financial and regulatory and compliance risk.

•   Review the Company’s quarterly and annual SEC filings and quarterly earnings releases.

Independence, Financial Expertise, and Financial Literacy

Our Board has determined that each member of the Audit Committee qualifies as an independent director under the corporate governance standards of the NYSE, our Director Independence Guidelines and the additional Audit Committee independence requirements under the rules of the SEC. Our Board has also determined that each member of the Audit Committee qualifies as an “audit committee financial expert,” as defined by SEC rules. All members of the Audit Committee are familiar with finance and accounting practices and principles and are financially literate.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	23

COMPENSATION AND LEADERSHIP COMMITTEE*

Key Responsibilities

•   Assist the Board in overseeing the management of the Company’s human resources, including:

•   compensation and benefits programs;

•   CEO performance and compensation;

•   executive development and succession; and

•   evaluation of the Company’s senior management.

•   Evaluate the overall performance and approve the compensation of officers subject to Section 16 of the Exchange Act and of officers who are members of the senior leadership team.

2024 Meetings: 6
Joseph M. Tucci (Chair) Kenneth D. Denman Gregory K. Mondre

•   Determine and approve CEO compensation with the concurrence of the independent directors of the Board.

•   Review and discuss the Compensation Discussion and Analysis (“CD&A”) with management and make a recommendation to the Board on the inclusion of the CD&A in this Proxy Statement.

•   Prepare the report of the Compensation and Leadership Committee included in this Proxy Statement.

•   Review significant risk exposure as it relates to the Compensation and Leadership Committee’s areas of responsibilities, including compensation risk.

The Compensation and Leadership Committee may, in its reasonable discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation and Leadership Committee and, solely with respect to compensation of non-executive officer employees, to management, as appropriate.

The Compensation and Leadership Committee is supported in its work by our independent compensation consultant, Compensation Advisory Partners LLC (“CAP”). CAP provides the Compensation and Leadership Committee with information regarding market compensation and practices, assists the Compensation and Leadership Committee in the review and evaluation of such compensation and practices, carries out competitive reviews as directed by the Compensation and Leadership Committee, and advises the Compensation and Leadership Committee on executive compensation decisions and the Governance and Nominating Committee on non-employee director compensation decisions.

Independence

Our Board has determined that each member of the Compensation and Leadership Committee during 2024 (including former director Mr. Durban while he served on such committee) qualifies as an independent director under the corporate governance standards of the NYSE (including the additional Compensation and Leadership Committee requirements) and our Director Independence Guidelines. Our Board has also determined that each member of the Compensation and Leadership Committee during 2024 (including former director Mr. Durban while he served on such committee) is a “non-employee director” for purposes of Section 16 of the Exchange Act.

*	Egon P. Durban served as a member of the Compensation and Leadership Committee until the expiration of his term on the Board on May 14, 2024.

GOVERNANCE AND NOMINATING COMMITTEE

Key Responsibilities

•   Identify individuals qualified to become Board members, consistent with the criteria approved by the Board.

•   Recommend director nominees and individuals to fill vacant positions and to serve on committees.

•   Assist the Board in interpreting the Company’s Board Governance Guidelines, the Board’s Principles of Conduct and any other similar governance documents adopted by the Board.

•   Oversee the evaluation of the Board and its committees.

•   Review the independence of directors and evaluate related party transactions.

•   Oversee the governance of the Board and compensation of non-employee members of the Board.

2024 Meetings: 5
Kenneth D. Denman (Chair) Gregory K. Mondre Joseph M. Tucci

•   Review the Company’s ESG strategy, initiatives and policies.

•   Review significant risk exposure as it relates to the Governance and Nominating Committee’s areas of responsibilities.

Independence

Our Board has determined that each member of the Governance and Nominating Committee qualifies as an independent director under the corporate governance standards of the NYSE and our Director Independence Guidelines.

24	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

EXECUTIVE COMMITTEE

Key Responsibilities

•   Act for the Board between meetings on matters already approved in principle by the Board.

•   Exercise the authority of the Board on specific matters assigned by the Board from time to time.

2024 Meetings: 0
Gregory Q. Brown (Chair) Kenneth D. Denman (Lead Independent Director) Judy C. Lewent Joseph M. Tucci

Attendance at Board Meetings

Our Board held seven meetings during 2024. During 2024, all but two incumbent directors attended 100% of the combined total meetings of the Board and the committees on which such director served for the period for which such director served. The remaining two incumbent directors attended 75% and 79% of such meetings. At the Board meetings, independent directors of the Company meet regularly in executive session led by Mr. Denman, the Lead Independent Director, and without management as required by the Board Governance Guidelines and NYSE listing standards. Generally, executive sessions are held in conjunction with regularly-scheduled meetings of the Board. In 2024, the non-employee independent members of the Board met in executive session five times. In addition, Board members are expected to attend the annual meeting of shareholders as provided in the Board Governance Guidelines. All of the directors who stood for election at the 2024 Annual Meeting of Shareholders attended that meeting.

INDEPENDENCE

On March 13, 2025, our Board made the determination, based on the recommendation of the Governance and Nominating Committee and in accordance with our Director Independence Guidelines, that the current non-employee directors, Ms. Anasenes, Mr. Denman, Dr. Howard, Mr. Jones, Ms. Lewent, Ms. Mann, Mr. Mondre and Mr. Tucci, and former non-employee director Mr. Durban, were independent during the periods in 2024 and 2025 that they were members of the Board. Mr. Brown does not qualify as an independent director because he is an executive officer of the Company. See “Motorola Solutions’ Relationship with Entities Associated with Independent Directors” below for further details.

Determining Independence

The Director Independence Guidelines include both the NYSE independence standards and additional independence standards the Board has adopted to determine if a relationship that a Board member has with the Company is material. We have adopted a stricter application of the NYSE independence standards requiring a lookback period of four years when assessing independence in connection with a director’s (i) status as an employee of the Company, (ii) direct compensation from the Company in excess of $120,000, (iii) relationship with our internal or external auditor, and (iv) employment with a company that has made payments to, or received payments from, the Company for property or services.

A complete copy of the Director Independence Guidelines is available on the Company’s website at www.motorolasolutions.com/investors/corporate-governance.html.

Motorola Solutions’ Relationship with Entities Associated with Independent Directors

When assessing independence, Ms. Lewent had a relationship with an entity that was reviewed by our Board under independence standards covering contributions or payments to charitable or similar not-for-profit organizations. In addition, each of Ms. Anasenes, Dr. Howard, Mr. Jones, Ms. Mann, Mr. Mondre and former director Mr. Durban had relationships with entities that were reviewed by our Board under independence standards covering payments to, or received from, other entities. In each case, the payments or contributions were significantly less than the NYSE independence standards or the Director Independence Guidelines adopted by our Board, or did not constitute a disqualifying event under such standards.

RELATED PERSON TRANSACTION POLICY AND PROCEDURES

The Company has established a written policy for the review of certain related person transactions, including those that are required to be disclosed in this Proxy Statement (the “RPT Policy”). For purposes of the RPT Policy, a “related person transaction” includes, subject to certain exceptions, a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company or any of its subsidiaries was, is or will be a participant, (ii) the amount involved exceeds or will exceed $120,000, and (iii) any Related Person (as defined below) has or will have a direct or indirect material interest. The RPT Policy supplements our other conflict of interest policies set forth in the Principles of Conduct for Members of the Motorola Solutions, Inc. Board of Directors, the Code of Business Conduct for employees and our other internal procedures.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	25

For purposes of the RPT Policy, a Related Person is defined to include directors, director nominees and executive officers of the Company since the beginning of the Company’s last fiscal year, beneficial owners of 5% or more of any class of voting securities of the Company and members of their respective immediate families. The Governance and Nominating Committee reviews all RPT Policy matters.

The RPT Policy provides that, prior to engaging in any possible related person transaction, any such transaction is to be promptly reported to the Company’s Secretary. The Secretary will assist with gathering important information about the possible related person transaction. If the Secretary determines that such transaction is a defined “related person transaction,” then the Governance and Nominating Committee will conduct a reasonable prior review of such related person transaction. There may be circumstances where ratification of a related person transaction by the Governance and Nominating Committee is warranted if such a prior review is unreasonable.

The Governance and Nominating Committee will determine whether to approve, reject or, if necessary, ratify the related person transaction, and will prohibit such transaction if it determines it to be inconsistent with the interests of the Company and its shareholders. In making its determination, the Governance and Nominating Committee may consider: (i) whether the related person transaction is in the ordinary course of the Company’s business; (ii) whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances; (iii) the aggregate amount of the related person transactions; (iv) the types of goods and services provided; (v) the relationship of the Related Person to the Company; (vi) the extent of the Related Person’s interest in the related person transaction; (vii) whether the related person transaction involves a conflict of interest; and (viii) any other information regarding the related person transaction or Related Person that would be material to investors in light of the circumstances of the transaction.

Motorola Solutions had no related person transactions requiring approval or ratification under the RPT Policy since January 1, 2024, except for the repurchase of $1 billion in aggregate principal amount of 1.75% senior convertible notes due September 2024 (the “Silver Lake Convertible Debt”) on February 14, 2024.

For further information regarding the Company’s transactions with Silver Lake, please refer to the Company’s Current Reports on Form 8-K filed with the SEC on September 5, 2019 and February 15, 2024, as well as Note 5, “Debt and Credit Facilities” of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

HOW YOU CAN COMMUNICATE WITH OUR BOARD

All interested parties, including our shareholders, who wish to communicate with the Board of Directors as a whole, any individual director (including the Chairman or the Lead Independent Director), or the non-management directors as a group, may send written correspondence addressed to the attention of Secretary, Motorola Solutions, Inc., 500 West Monroe Street, Chicago, IL 60661 or by email to boardofdirectors@MotorolaSolutions.com. Our Secretary reviews all written communications and forwards to the Board a summary and/or copies of any such correspondence that, in the opinion of the Secretary, deals with the functions of the Board or Board committees or that the Secretary otherwise determines requires the Board’s or any Board committee’s attention.

HOW WE DETERMINE DIRECTOR COMPENSATION

The Governance and Nominating Committee recommends to the Board the compensation for non-employee directors, which is to be consistent with market practices of other similarly situated companies and takes into consideration the impact on non-employee directors’ independence and objectivity. This recommendation is based, in part, on input received from CAP, our independent compensation consultant. CAP conducts compensation benchmarking regarding compensation of non-employee directors of the Company’s peer group, which results the Governance and Nominating Committee considers. Our Board has asked the Compensation and Leadership Committee to assist the Governance and Nominating Committee in making such recommendations. The charter of the Governance and Nominating Committee does not permit it to delegate director compensation matters to management, and management has no role in recommending the amount or form of director compensation.

As previously disclosed, in November 2023, our Board approved increases to certain components of our non-employee directors’ compensation, as follows: an increase to the annual cash retainer for each non-employee director to $110,000 (from $100,000); an increase to the Lead Independent Director fee to $55,000 (from $40,000); and an increase to the annual equity grant for each non-employee director to $245,000 (from $220,000). This increase to the annual equity grant applied to our directors’ compensation with the May 2024 annual equity grant, and the increases to the cash compensation applied to our directors’ compensation beginning May 2024 (on a prorated basis for the second quarter of 2024). In approving these increases, the Board considered competitive pay practices across our peer group and, as a supplemental reference, pay practices more broadly within our industry (both with input from CAP). The median compensation of our peer group is considered as an initial guideline for determining non-employee director compensation. The Board also considered the continued expansion of Lead Independent Director and non-employee director responsibilities, expectations for technical and functional expertise and increasing developments in corporate governance.

26	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

HOW OUR DIRECTORS ARE COMPENSATED

Non-employee director compensation on an annual basis (effective as of May 2024) was as follows:

Cash Compensation	Annual Compensation (paid quarterly)

Annual Cash Retainer	$110,000

Lead Independent Director Fee	$55,000

Audit Committee Chairperson Fee	$25,000

Compensation and Leadership Committee Chairperson Fee	$20,000

Governance and Nominating Committee Chairperson Fee	$15,000

Audit Committee Member Fee	$10,000
Equity Compensation	Annual Compensation (paid annually)

Annual Equity Grant	$245,000

During 2024, a director could elect to receive all or a portion of his or her annual cash retainer and other cash fees in the form of (i) deferred stock units (“DSUs”) that settle when the director terminates service, (ii) DSUs that settle after one year (unless service is earlier terminated), or (iii) outright shares of Common Stock. Directors could also elect to receive the annual equity grant in the form of (i) DSUs that settle when the director terminates service, or (ii) DSUs that settle after one year (unless service is earlier terminated). These choices allow directors to engage in tax planning appropriate for their circumstances.

On May 14, 2024, each non-employee director received his or her annual equity award in the form of a DSU award of 679 shares of Common Stock. The number of DSUs awarded was determined by dividing $245,000 by the fair market value of a share of Common Stock on the date of grant based on the closing price on the date of grant and rounding the result up to the next whole number. For a non-employee director who becomes a member of the Board after the annual grant of DSUs, the award will be prorated based on the number of full months to be served until the next annual meeting of shareholders ($20,416.67 per month) divided by the closing price of the Common Stock on the day of election to the Board.

Non-employee directors are not eligible to participate in the Motorola Solutions Management Deferred Compensation Plan. Motorola Solutions does not have a non-equity incentive plan or pension plan for non-employee directors. Non-employee directors do not receive any additional fees for attendance at meetings of the Board or its committees, or for additional work done on behalf of the Board or a committee. The Company also reimburses its directors and, in certain circumstances, spouses who accompany directors, for travel, lodging and related expenses they incur in attending Board and committee meetings or other meetings as requested by Motorola Solutions. Mr. Brown, who was an employee during 2024, received no additional compensation for serving on the Board.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	27

The following table further summarizes compensation paid to the non-employee directors during 2024.

Name (a)	Fees Earned or Paid in Cash ($)(1) (b)	Stock Awards ($)(2)(3) (c)	All Other Compensation ($)(4) (g)	Total ($) (h)

Nicole Anasenes	107,501	245,153	144	352,798

Kenneth D. Denman	171,667	245,153	157	416,977

Egon P. Durban(5)	0	52,228	65	52,293

Dr. Ayanna M. Howard	116,667	245,153	157	361,977

Clayton M. Jones(6)	116,667	245,153	157	361,977

Judy C. Lewent(6)	131,667	245,153	157	376,977

Elizabeth D. Mann	50,000	163,487	65	213,552

Gregory K. Mondre	0	352,789	157	352,946

Joseph M. Tucci	126,667	245,153	157	371,977

(1)

During 2024, directors could elect to receive all or a portion of their annual cash retainer or other cash fees in the form of (i) DSUs that settle when the director terminates service, (ii) DSUs that settle after one year (unless service is earlier terminated), or (iii) outright shares (in each case, rounded up to the next whole share). The amounts in column (b) are the portion of the annual cash retainer and any other fees the non-employee director has elected to receive in cash.

(2)

The non-employee directors received an annual grant of DSUs on May 14, 2024. With respect to the annual grant of equity, Messrs. Denman, Jones, Mondre and Tucci and Ms. Anasenes elected to receive DSUs that settle at termination of service, and Dr. Howard and Mses. Lewent and Mann elected to receive DSUs that settle at termination or after one year, whichever is earlier, and these amounts are included in column (c). All amounts in column (c) are the aggregate grant date fair value of DSUs computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation–Stock Compensation (“ASC Topic 718”), including dividend equivalents, as applicable. The number of DSUs received, including quarterly fees elected to be received in equity, and the fair value on each date of grant are as follows:

	March 29	May 14	June 28	September 27	December 31
Directors	Deferred Stock Units	Annual Grant of Deferred Stock Units	Deferred Stock Units	Deferred Stock Units	Deferred Stock Units

Nicole Anasenes	–	679	–	–	–
Fair Value		$245,153

Kenneth D. Denman	–	679	–	–	–
Fair Value		$245,153

Egon P. Durban	71	–	70	–	–
Fair Value	$25,204		$27,024

Dr. Ayanna M. Howard	–	679	–	–	–
Fair Value		$245,153

Clayton M. Jones	–	679	–	–	–
Fair Value		$245,153

Judy C. Lewent	–	679	–	–	–
Fair Value		$245,153

Elizabeth D. Mann(7)	–	380	–	–	–
Fair Value		$163,487

Gregory K. Mondre	71	679	70	62	60
Fair Value	$25,204	$245,153	$27,024	$27,674	$27,734

Joseph M. Tucci	–	679	–	–	–
Fair Value		$245,153

28	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

(3)	The aggregate number of Motorola Solutions DSU awards outstanding at December 31, 2024 includes accrued dividend equivalents or shares, and is shown below:

Directors	Deferred Stock Units

Nicole Anasenes	796

Kenneth D. Denman	6,487

Egon P. Durban*	21,243

Dr. Ayanna M. Howard	2,661

Clayton M. Jones	15,959

Judy C. Lewent	5,295

Elizabeth D. Mann	381

Gregory K. Mondre	22,556

Joseph M. Tucci	10,967

*

The total for Mr. Durban is as of May 14, 2024, prior to the expiration of his term on the Board at the conclusion of the 2024 annual meeting of shareholders. These DSUs were settled in shares of Common Stock upon the termination of his service on the Board.

(4)

Non-employee directors are covered by insurance that provides accidental death and dismemberment coverage of $500,000 per person. The spouse of each such director is also covered by such insurance when traveling with the director on business trips for the Company. The Company pays the premiums for such insurance. The total premiums for coverage of all such non-employee directors and their spouses during the year ended December 31, 2024 were approximately $1,216 (in the aggregate).

(5)	Mr. Durban was not nominated for re-election at the 2024 annual meeting of shareholders and his term on the Board expired at the conclusion of the 2024 annual meeting of shareholders on May 14, 2024.
(6)	Mr. Jones and Ms. Lewent have not been nominated for re-election at the Annual Meeting.
(7)	Ms. Mann joined the Board on August 26, 2024 and received a prorated 2024 annual grant of DSUs as of August 26, 2024.

Director Stock Ownership Guidelines

Our Board stock ownership guidelines provide that non-employee directors are expected to own Common Stock with a value equivalent to at least five times the annual cash retainer fee for directors within five years after the date of joining the Board. Directors who do not meet their stock ownership requirement within five years must hold 100% of shares acquired by them upon the vesting of their DSUs until compliance with the stock ownership requirement is achieved. Shares counted toward guideline achievement include directly owned shares, vested DSUs and unvested DSUs. As of December 31, 2024, all non-employee directors met their stock ownership requirement or are within their five-year achievement period.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	29

OUR COMPANY

WHO WE ARE

Organization of our Business

As a global leader in public safety and enterprise security, we are driven by our commitment to help make everywhere safer for all. We manage our business organizationally through two segments: “Products and Systems Integration” and “Software and Services.” Within these segments, we are building and connecting an ecosystem of safety and security technologies to help protect people, property and places, which includes Land Mobile Radio Communications, Video Security and Access Control and Command Center. Across all three technologies, we offer on-premises, cloud-based and hybrid software solutions, and services such as cybersecurity subscription services and managed and support services.

Our strategy is to generate value through our technologies that help meet the changing needs of our customers around the world in protecting people, property and places. While each technology individually strives to make users safer and more productive, we believe we can enable better outcomes for our customers when we unite these technologies to work together. Our goal is to help remove silos and barriers between people and technologies, so that data unifies, information flows, operations run and collaboration improves to help strengthen safety and security everywhere.

We support police, fire and other emergency responders to help protect communities, while our base of enterprise customers, including schools, hospitals, businesses and stadiums, continues to grow as the criticality of safety and security becomes increasingly important. As a provider to both public safety and enterprises, our technologies can connect those in need with those who can help, enabling the collaboration that is critical for a more proactive approach to safety and security.

Human Capital Management

At Motorola Solutions, we have a “people first” philosophy and are committed to fostering a culture where all of our employees can thrive, our customers and communities are supported, and our partners recognize and share in our values.

As our driving force, our approximately 21,000 employees are drawn from all segments of our global society to make a difference for our customers. We invest in their development and training at all levels, enabling them to network, develop and grow their skills to influence the future of public safety and enterprise security.

We believe our senior leadership team, whose biographies are presented below, has the experience necessary to effectively execute our strategy and advance our technology leadership. Our Chief Executive Officer and senior management leaders have extensive industry experience and are supported by a talented management team.

30	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

OUR LEADERSHIP TEAM

Our Chief Executive Officer’s team, the management Executive Committee, is comprised of the following seven individuals as of March 27, 2025:

JOHN “JACK” MOLLOY

Mr. Molloy is Executive Vice President and Chief Operating Officer for Motorola Solutions. He leads the Company’s worldwide sales and services organization and product development of land mobile radio.

Previous Experience

Executive Vice President, Products and Sales, overseeing worldwide sales and product development for land mobile radio and video security and access control; Executive Vice President, Worldwide Sales & Services, overseeing global sales, systems integration and managed and support services.

Education

Mr. Molloy earned a bachelor’s degree in marketing from Northern Illinois University and a master’s degree in business administration from Loyola University.

Executive Vice President and Chief Operating Officer
Joined Motorola Solutions: 1994 Age: 53

KATHRYN MOORE

Ms. Moore is Senior Vice President, Human Resources for Motorola Solutions. She leads human resources for the Company, as well as the Motorola Solutions Foundation.

Previous Experience

Corporate Vice President, Human Resources. Ms. Moore has held various human resources roles throughout her career.

Education

Ms. Moore earned a bachelor’s degree in business management from Benedictine University.

Senior Vice President, Human Resources
Joined Motorola Solutions: 2008 Age: 52

RAJAN NAIK

Dr. Naik is Senior Vice President, Strategy and Ventures for Motorola Solutions. He is responsible for the corporate strategy organization, mergers and acquisitions and venture capital portfolio and competitive and market intelligence. Dr. Naik serves on the boards of directors for CSG Systems International and Evolv Technologies Holdings, Inc.

Previous Experience

Senior Vice President and Chief Strategy Officer, Advanced Micro Devices; Partner, Technology/Media/Telecom, McKinsey & Company.

Education

Dr. Naik earned a bachelor’s degree in engineering from Cornell University and a doctorate in engineering from the Massachusetts Institute of Technology.

Senior Vice President, Strategy and Ventures
Joined Motorola Solutions: 2016 Age: 53

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	31

JAMES NIEWIARA

Mr. Niewiara is Senior Vice President, General Counsel of Motorola Solutions. He leads the Company’s legal, ethics and compliance teams.

Previous Experience

Senior Vice President, Commercial Law, Litigation, Antitrust & Intellectual Property. Mr. Niewiara joined Motorola Solutions in 2008 and has held several law leadership roles at the Company. Most recently, he was responsible for overseeing the Company’s commercial legal teams as well as litigation and intellectual property. Prior to joining the Company, he spent 15 years as a commercial litigator in Chicago.

Education

Mr. Niewiara earned a bachelor’s degree in political science and economics from the University of Illinois at Urbana-Champaign and a law degree from Harvard Law School.

Senior Vice President, General Counsel
Joined Motorola Solutions: 2008 Age: 56

MAHESH SAPTHARISHI

Dr. Saptharishi is Executive Vice President and Chief Technology Officer for Motorola Solutions. He is responsible for the Company’s public safety software and video security and access control solutions. He also leads the chief technology office.

Previous Experience

Senior Vice President, Software Enterprise and Mobile Video, and Chief Technology Officer; Chief Technology Officer & Senior Vice President, Software Enterprise; Senior Vice President, Chief Technology Officer; Chief Technology Officer, Senior Vice President of Avigilon. Prior to Avigilon, Dr. Saptharishi founded VideoIQ, a video analytics company that was acquired by Avigilon, as well as Broad Reach Security, which was later acquired by GE.

Education

Dr. Saptharishi earned a bachelor of science and a master of science degree in electrical and computer engineering, and a doctoral degree in artificial intelligence, from Carnegie Mellon University.

Executive Vice President and Chief Technology Officer
Joined Motorola Solutions: 2018 Age: 47

JASON WINKLER

Mr. Winkler is Executive Vice President and Chief Financial Officer for Motorola Solutions. He is responsible for the Company’s financial strategy and leads all financial functions as well as supply chain and information technology. Mr. Winkler serves as President of the Motorola Solutions Foundation.

Previous Experience

Senior Vice President, Finance; Corporate Vice President, Finance, Global Sales & Services; and Vice President and Director, North America, each for Motorola Solutions. Since joining the Company in 2001, Mr. Winkler has held a number of financial leadership positions supporting investor relations, global channel management, mergers and acquisitions and product operations.

Education

Mr. Winkler earned a bachelor’s degree in business administration from Valparaiso University and a master’s degree in business administration from the University of Chicago’s Booth School of Business.

Executive Vice President and Chief Financial Officer
Joined Motorola Solutions: 2001 Age: 51

32	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

CYNTHIA YAZDI

Ms. Yazdi is Senior Vice President, Communications & Brand for Motorola Solutions. She is responsible for supporting the Chairman and CEO of Motorola Solutions and for global communications and brand for the Company.

Previous Experience

Senior Vice President, Chief of Staff, Marketing and Communications and Motorola Solutions Foundation. Ms. Yazdi has held a variety of leadership positions in strategy, marketing and operations roles during her 24 year career with the Company. Prior to her role as Chief of Staff, she led product and business operations for the Asia Pacific and Middle East regions.

Education

Ms. Yazdi earned a bachelor’s degree in civil engineering from Concordia University.

Senior Vice President, Communications & Brand
Joined Motorola Solutions: 2000 Age: 60

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	33

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025

The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. PwC has acted in this capacity since its appointment for 2019, following a competitive proposal process that took place in 2018. We are asking our shareholders to ratify the appointment of PwC as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the appointment of PwC to our shareholders for ratification as a matter of good corporate governance.

Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will have the opportunity to respond to appropriate questions from shareholders. In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the appointment is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Services provided to the Company and its subsidiaries by PwC in fiscal years 2024 and 2023 are described under the section of the Proxy Statement on page 83 titled “Independent Registered Public Accounting Firm Fees.”

RECOMMENDATION OF THE BOARD AND THE AUDIT COMMITTEE

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025. UNLESS OTHERWISE INDICATED ON YOUR PROXY, YOUR SHARES WILL BE VOTED FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP.

34	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

OUR PAY

PROPOSAL NO. 3 — ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, we are providing our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers (“NEOs”) as disclosed in this Proxy Statement. Our Board has adopted a policy providing for annual “say on pay” advisory votes. Although the vote is non-binding, the Board and Compensation and Leadership Committee review and consider the outcome of the vote when considering future executive compensation arrangements. In deciding how to vote on this proposal, our Board encourages you to read the CD&A section of this Proxy Statement below for a detailed description of our executive compensation philosophy and programs. In particular, you should consider the following factors, which are more fully discussed in the CD&A:

•	We actively engage our shareholders on their views and consider this input when designing our executive compensation programs.

•

Our programs are designed to pay-for-performance, and therefore a majority of the NEOs’ total compensation is based on the performance of the Company and 100% of their annual long-term incentives are performance-based.

•

Our executive compensation program incorporates many leading practices to ensure ongoing good governance, including a “clawback” policy, anti-hedging and anti-pledging policies, stock ownership guidelines and no excise tax gross-ups.

For the reasons discussed above, our Board unanimously recommends that shareholders vote in favor of the following resolution:

“Resolved, that the shareholders approve, on an advisory basis, the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including in the Compensation Discussion and Analysis, the compensation tables and other related disclosures in this Proxy Statement.”

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION. UNLESS OTHERWISE INDICATED ON YOUR PROXY, YOUR SHARES WILL BE VOTED FOR THE ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	35

COMPENSATION DISCUSSION AND ANALYSIS

36	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

SAY ON PAY VOTE RESULTS AND SHAREHOLDER ENGAGEMENT

HISTORICAL SAY ON PAY RESULTS AND BOARD RESPONSIVENESS

The Compensation and Leadership Committee (the “Committee”) strives to ensure our executive compensation program aligns with the interests of our shareholders and adheres to our pay-for-performance philosophy. Each year we take steps to understand and respond to our shareholders’ concerns, regardless of the say on pay (“SOP”) outcome. Our shareholders continue to show strong support for our executive compensation program with approximately 93% support in 2024, demonstrating their concurrence that our program reflects our strong pay-for-performance philosophy.

The Committee, with input from Compensation Advisory Partners, LLC (“CAP”), its independent compensation consultant, considered the 2024 SOP vote result and current market practices as it evaluated our executive compensation program. During the past year, as further described in “2024 Shareholder Engagement” below, we actively contacted many of our largest shareholders to advise them of recent compensation, corporate governance, environmental, social and governance (“ESG”) and other actions and to listen to any concerns they may have. We always welcome shareholder comments and suggestions and continue to consider the outcome of the SOP vote in our program design.

2024 SHAREHOLDER ENGAGEMENT

Consistent with prior years, our shareholder engagement process in 2024 was comprehensive and continuous. Our efforts in 2024 included monitoring trends, seeking input on pay practices and corporate governance, and engaging investors and shareholder groups on pay topics as well as our ESG and operational and financial performance matters. We continued to conduct targeted outreach efforts twice a year with our largest shareholders.

Every year, our shareholders’ perspective is a critical input considered by the Committee for reviewing our pay programs and determining executive compensation. Our outreach efforts in 2024 included:

•	Spring: contacted our top 25 shareholders from early 2024 (approximately 50% ownership) to collect feedback

•	Fall/Winter: offered to engage again with our top 25 shareholders (approximately 53% ownership) to hear their perspectives

Recent examples of enhancements to our practices based on feedback from our shareholders include updating our director skills matrix in this Proxy Statement and updating our director commitment policy in our Board Governance Guidelines.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	37

EXECUTIVE SUMMARY

NAMED EXECUTIVE OFFICERS

Our Compensation Discussion and Analysis (the “CD&A”) describes the Company’s executive compensation philosophy and programs governed by the Committee. The CD&A includes 2024 total compensation for our Named Executive Officers (“NEOs”), who are listed below.

GREGORY Q. BROWN Chairman and Chief Executive Officer	MAHESH SAPTHARISHI Executive Vice President and Chief Technology Officer

JASON J. WINKLER Executive Vice President and Chief Financial Officer	RAJAN S. NAIK Senior Vice President, Strategy and Ventures

JOHN P. MOLLOY Executive Vice President and Chief Operating Officer

OUR BUSINESS | Solving for safer

Motorola Solutions’ business is safety and security. Every day we work to deliver on our commitment of helping to create safer communities, safer schools, safer hospitals and safer businesses. Our work as a global leader in public safety and enterprise security is grounded in nearly 100 years of close customer and community collaboration. We design and advance technology for more than 100,000 public safety and enterprise customers in over 100 countries, driven by our commitment to help make everywhere safer for all.

We manage our business organizationally through two segments: “Products and Systems Integration” and “Software and Services.” Within these segments, we are building and connecting an ecosystem of safety and security technologies to help protect people, property and places, which includes Land Mobile Radio Communications (“LMR” or “LMR Communications”), Video Security and Access Control (“Video”) and Command Center. Across all three technologies, we offer on-premises, cloud-based and hybrid software solutions, and services such as cybersecurity subscription services and managed and support services.

We support police, fire and other emergency responders to help protect communities, while our base of enterprise customers, including schools, hospitals, businesses and stadiums, continues to grow as the criticality of safety and security becomes increasingly important. As a provider to both public safety and enterprises, our technologies can connect those in need with those who can help, enabling the collaboration that is critical for a more proactive approach to safety and security.

KEY SOLUTIONS

LMR Communications	Video Security and Access Control	Command Center
$10.8 BILLION	~21,000 EMPLOYEES	~6,500 PATENTS

in annual sales (2024)	in 60 countries	granted

$917 MILLION	100,000+ CUSTOMERS	13,000 NETWORKS

in R&D spending (2024)	in over 100 countries	installed across the globe

HEADQUARTERS	CHAIRMAN and CEO
500 West Monroe Street Chicago, IL USA	Greg Brown

38	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

COMPANY PERFORMANCE

Our total shareholder return (“TSR”) outperformed the S&P 500 in 2024, 49% compared to 25%, and over the past three years, 76% compared to 29%. Additionally, 2024 was another record year for other key financial metrics such as revenue, operating earnings, operating cash flow and ending backlog.

2024 Total Shareholder Return
70%
60%
50%
40%
30%
20%
10%
0%
49%
25%
MSI
S&P 500
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

# 3 Year Total Shareholder Return (2022 - 2024)

100%
80%
60%
40%
20%
0%
-20%
-40%
76%
18%
-4%
29%
3%
-18%
MSI
S&P 500
1 Year
2 Year
3 Year

When making compensation decisions, the Committee considers specific accomplishments in 2024, as well as how those accomplishments position us to execute against our growth and expansion strategy.

PAYING FOR PERFORMANCE

CEO Framework

Annually, individual performance objectives for Mr. Brown are established collaboratively with our Board and progress towards achieving these objectives is reviewed throughout the year. When determining Mr. Brown’s annual target compensation opportunities and earned incentives, our Board evaluates performance against four main categories:

•	Financial – revenue, earnings per share and dividends

•	Operational – backlog, customer experience and key litigation

•	Long-Term Strategic Initiatives – expansion of product and service offerings and acquisitions

•	People – organizational optimization, talent development and succession planning

Specific accomplishments considered for 2024 with respect to these four categories are listed in the “CEO Individual Performance” section of this Proxy Statement on page 40.

In recognition of the dynamic and broad-based range of Mr. Brown’s responsibilities, we do not assign a specific weight to each category. The individual performance categories do, however, reflect the Committee’s perspective that both current year results, as well as the quality of the foundation laid for future growth, are equally worthy of consideration. Additionally, the Committee reviews the momentum of the business – multiple year trajectory of key metrics – when reviewing Mr. Brown’s performance. As a result, for example, the Committee looks at annual revenue and earnings growth as well as multi-year trends of these metrics, while also focusing on the Company’s execution of acquisitions and the attraction of critical talent to the Company’s growth areas.

Short-Term Incentive Plan Results

The Executive Officer Short Term Incentive Plan (“STIP”) provides annual cash incentives to executives based on a combination of objective Company-wide financial performance targets and unique individual executive performance goals. Given the broad range of strategic activities necessary to continue driving the growth and expansion of our business, the Company performance factor is multiplied by an individual performance factor (“IPF”) to reward our executives for accomplishments beyond strong financial results. The IPF is based on the Committee’s subjective and thorough review of each NEO’s individual performance throughout the year.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	39

Company-Wide Financial Performance in 2024

In 2024, we achieved approximately 102% of our operating plan for non-GAAP Operating Earnings (“non-GAAP OE”) and approximately 108% of our operating plan for Free Cash Flow, resulting in a Company performance factor of 1.09 as shown in the table below. Our performance targets for 2024 remained aggressive, with an 11% increase in non-GAAP OE and a 10% increase in Free Cash Flow from actual 2023 results. In January 2025, the Committee approved our Company performance factor of 1.09.

COMPANY PERFORMANCE MEASURE	MINIMUM	TARGET	MAXIMUM	2024 RESULT	COMPANY PERFORMANCE FACTOR	MEASURE WEIGHT	WEIGHTED RESULT

Non-GAAP OE1 (in millions)	$2,777	$3,085	$3,394	$3,142	1.06	65%	0.69

Free Cash Flow[2] (in millions)	$1,778	$1,975	$2,271	$2,134	1.14	35%	0.40

TOTAL							1.09

[1]

Non-GAAP OE is our reported GAAP Operating Earnings excluding share-based compensation expense, reorganization of business charges, intangible assets amortization expense, tangible and intangible asset impairments, legal settlements and other contingencies, Hytera-related legal expenses and acquisition-related transaction fees.

[2]	Free Cash Flow is a non-GAAP financial measure calculated as net cash provided by operating activities less capital expenditures.

CEO Individual Performance

The Committee uses the IPF in the STIP to capture key qualitative and quantitative objectives important to the execution of annual contributions to our long-term strategies. Mr. Brown’s IPF incorporates both his individual accomplishments and his role in supporting the accomplishments of his leadership team, for which he is accountable.

Mr. Brown’s 2024 IPF of 1.4 was derived from his accomplishments under the “CEO Framework” section described above. Highlights from his accomplishments in each category are provided in the table below.

2024 ACCOMPLISHMENT HIGHLIGHTS
FINANCIAL

•   Achieved revenue growth of 8% to $10.8 billion, a company record

¡  Products and Systems Integration up 10%

¡  Software and Services up 5%

¡  Growth in all technologies

◾  LMR up 8%

◾  Video up 11%

◾  Command Center up 10%

•   Record operating cash flow of $2.4 billion, 17% growth year over year

•   Achieved gross margin of $5.5 billion, a company record

•   Achieved record revenue in both Products and Systems Integration and Software and Services segments

•   Upgraded by S&P and Fitch to BBB credit rating with neutral outlook; ended the year with highest pension funding status in company history

•   Settled Silver Lake Convertible Debt for $1.59 billion in cash, inclusive of conversion premium

OPERATIONAL

•   Finished year with ending backlog of $14.7 billion, a company record

•   Invested $917 million in research and development (“R&D”) and maintained the patent portfolio at approximately 6,485 granted patents and approximately 725 patent applications pending

•   Outsourced video manufacturing operations with no supply or revenue disruptions

•   Reduced inventory to $766 million with improved inventory turnover year over year

40	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

2024 ACCOMPLISHMENT HIGHLIGHTS
LONG-TERM STRATEGIC INITIATIVES

•   Expanded and amplified our brand narrative, “Solving for safer”

•   Expanded R&D with the launch of a new Research and Development Centre in Cork, Ireland

•   Significantly increased international investor relations (“IR”) coverage with in-person engagements by CEO, CFO and IR team in seven major international money centers; international actively managed funds now own 41% of the Company’s shares, up from 34% in prior year

•   Launched AI Operations Council, AI framework, and AI for financial operations; developed AI savings plan and measurement system

•   Closed four acquisitions - Silent Sentinel, Noggin, 3tc Software, and a vehicle location and management solutions business

PEOPLE

•   Hired 2,885 employees and gained 384 employees in connection with four acquisitions

•   Achieved record employee volunteering of over 105,000 hours

•   Provided a global mental health day to employees to emphasize importance of mental wellbeing

•   Received multiple awards:

¡  Fast Company: World’s Most Innovative Companies of 2024

¡  Forbes: World’s Best Employers 2024

¡  Newsweek: World’s Most Trustworthy Companies 2024

¡  TIME: World’s Best Companies of 2024

¡  Wall Street Journal: 250 Best Managed Companies of 2024

Based on the many accomplishments highlighted above, the Committee determined Mr. Brown’s performance warrants application of a 1.4 IPF with respect to his 2024 STIP payout.

Other NEO Individual Performance

Other NEO individual performance objectives integrate with Mr. Brown’s objectives, as set by our Board. Mr. Brown evaluated the other NEOs’ individual performance based primarily, but not exclusively, on the same categories in the CEO framework and made the following recommendations, which were approved by the Committee.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	41

The tables below include highlights from each NEO’s many accomplishments that contributed to the Company’s success in 2024. For the purposes of this table, accomplishments have been ascribed to a specific category, though many of them are relevant across multiple categories.

	IPF	FINANCIAL AND OPERATIONAL	LONG-TERM STRATEGIC INITIATIVES	PEOPLE

WINKLER	1.4

•  Record operating cash flow of $2.4 billion, 17% growth year over year

•  Outsourced video manufacturing operations with no supply or revenue disruptions

•  Closed four acquisitions

•  Settled Silver Lake Convertible Debt for $1.59 billion in cash, inclusive of conversion premium, and settled $313 million of senior notes due within the year

•  Refinanced Company’s balance sheet with issuance of $1.3 billion of long-term debt, extending debt maturity profile

•  Reduced lead times to various products

•  Reduced inventory to $766 million with improved inventory turnover year over year

•  Implemented a new segment disclosure accounting standard update, including enhancing internal control structure to support the new disclosure requirements

•  Developed Command Center subscription offer, resulting in first-of-its kind $24 million order for Maricopa County Sheriff’s Office, AZ

•  Added 20,000 external users to our customer self-service portals, representing an increase of 33%; with over 70% digital service interactions

•  Enabled platform modernization for our services by deploying cloud platforms for services opportunity management and forecasting

•  Expanded R&D with the launch of a new Research and Development Centre in Cork, Ireland

•  Launched AI Operations Council, AI framework, and AI for financial operations; developed AI savings plan and measurement system

•  Upgraded by S&P and Fitch to BBB credit rating with neutral outlook; ended the year with highest pension funding status in company history

•  Achieved record level of global cash centralization, with over 85% of cash centralized in the US at year-end, driven by effective cash repatriation from overseas entities

•  Significantly increased international IR coverage with in-person engagements by CEO, CFO and IR team in seven major international money centers; international actively managed funds now own 41% of the Company’s shares, up from 34% in prior year

•  Ranked #2 for CFO and #3 for IR by Institutional Investor in Best CFO and IR categories within the IT Hardware and Electronics industry

•  Launched fixed video sales and operations planning modernization efforts

•  Continued success and expansion of CFO Mentor Program, with over 400 participants

•  Invested in talent pipeline and strengthened succession plans

•  Hosted 42 interns globally, across 25 different universities

•  Motorola Solutions Foundation President and board member

42	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

	IPF	FINANCIAL AND OPERATIONAL	LONG-TERM STRATEGIC INITIATIVES	PEOPLE

MOLLOY	1.4

•  Achieved revenue growth of 8% to $10.8 billion, a company record

•  Achieved gross margin of $5.5 billion, a company record

•  Finished year with ending backlog of $14.7 billion, a company record

•  Achieved record revenue in both Products and Systems Integration and Software and Services segments

•  Achieved record revenue in LMR

•  Achieved record revenue in Video

•  Achieved record revenue in Command Center

•  Launched 112 new LMR products and software releases, including MXP660 TETRA Radio, R5 Professional Series Radio and ASTRO D-Series Station

•  Launched 33 new service offerings across all technologies

•  Expanded R&D with the launch of a new Research and Development Centre in Cork, Ireland

•  Hosted the first Executive Partner Forum (EPF) for both the Company’s professional and commercial radio and Video partners

•  Executed succession plans that resulted in the elevation of seven vice presidents

•  Established dedicated implementation teams to ensure execution for our full portfolio of products

•  Motorola Solutions Foundation board member

•  Invested and sponsored a suite of leader development programs for high-potential employees

•  Continued investment in building talent pipeline, sponsoring over 300 internships

•  Sponsored improvements in global wellness program

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	43

	IPF	FINANCIAL AND OPERATIONAL	LONG-TERM STRATEGIC INITIATIVES	PEOPLE

SAPTHARISHI	1.4

•  Grew Command Center SaaS and subscription revenue with enhanced offerings

•  Expanded Command Center and Video portfolios with four acquisitions

•  Consolidated cloud and on- premises camera platforms leading to margin improvement

•  Realigned engineering organization after outsourcing of video manufacturing operations, resulting in no supply or revenue disruptions

•  Utilized AI tools to increase R&D productivity and capacity

•  Streamlined dataset creation and curation to enable rapid development of AI model

•  Launched multiple Command Center products and features:

¡  Launched CommandCentral Responder mobile app and improved Rave mobile apps

¡  Launched VESTA NXT cloud call handling solution

¡  Launched the CommandCentral Aware public-private partnership program

¡  Launched Call and Evidence AI Assist solution (400+ customers)

¡  Integrated Noggin with Rave Alert API

•  Launched multiple Video products and features:

¡  Launched the V500 body-worn camera

¡  Expanded edge and cloud AI offerings for Avigilon Alta, Avigilon Unity and Envysion

¡  Launched multiple new fixed video cameras

¡  Shipped Avigilon AI NVR 2, the Company’s highest-density analytics solution

¡  Introduced high resilience Avigilon Alta Cloud Connector

¡  Added enterprise software management features and license plate recognition in Avigilon Unity

•  Expanded Managed Detection and Response (MDR) capabilities; increased Public Safety Threat Alliance membership by 58% year over year

•  Won 16 global product design awards

•  Aligned and consolidated multiple teams, including teams across enterprise incident management and cloud AI services, public safety software products and R&D

•  Executive sponsor of Motorola Solutions Innovators Circle (MIC) and Motorola Solutions Technology Advisory Committee (MTAC)

•  Hosted inaugural Global Hackathon: ~1,600 participants, 400+ projects created

•  Expanded “10% time” program to provide time to employees for professional development

44	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

	IPF	FINANCIAL AND OPERATIONAL	LONG-TERM STRATEGIC INITIATIVES	PEOPLE

NAIK	1.4	• Closed four acquisitions – Silent Sentinel, Noggin, 3tc Software, and a vehicle location and management solutions business • Drove annual strategic planning and investment prioritization

•  Defined go-to-market and channel investment strategy to grow key enterprise verticals for video security

•  Defined international expansion strategy for body-worn cameras

•  Developed pricing strategy for fixed video portfolio

•  Defined growth strategy for remote video monitoring and Enterprise Security Operations Centers

				• Acquisitions resulted in 384 new employees

2024 NEO Short-Term Incentive Payouts

As detailed earlier, the Committee assessed and determined that Mr. Brown and the other NEOs largely exceeded their qualitative and quantitative individual performance objectives again in 2024. To recognize and reward these achievements, the Committee approved the following IPFs and total STIP payouts for 2024.

NEO	ELIGIBLE EARNINGS ($)[1]	STIP TARGET (%)	COMPANY PERFORMANCE FACTOR	INDIVIDUAL PERFORMANCE FACTOR	STIP AWARD ($)	AWARD AS % OF TARGET

BROWN	$1,350,000	225%	1.09	1.4	$4,635,225	153%

WINKLER	$849,961	125%	1.09	1.4	$1,621,301	153%

MOLLOY	$953,846	125%	1.09	1.4	$1,819,461	153%

SAPTHARISHI	$849,961	125%	1.09	1.4	$1,621,301	153%

NAIK	$627,192	95%	1.09	1.4	$909,241	153%

[1]	Eligible earnings consist of the base salary earned during the performance period from January 1 through December 31.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	45

Long-Term Incentive Plan Results

Our annual long-term incentive (“LTI”) program is 100 percent performance-based and provides awards in the form of performance stock units (“PSUs”), performance options (“POs”) and market stock units (“MSUs”), which are earned based on either relative TSR (in the case of PSUs and POs) or change in absolute stock price (in the case of MSUs). The annual LTI program not only rewards long-term stock price performance, but also ensures that our TSR outperforms the median of the S&P 500 in order to receive a target payout.

Long Range Incentive Plan (“LRIP”) and Performance Options

The PSUs, under the 2022-2024 LRIP cycle, and POs granted in 2022 were earned based on our TSR relative to the S&P 500 over the three-year performance period.

MSI’s three-year cumulative TSR performance of 95.58% resulted in a 92nd percentile rank versus S&P 500 companies, with awards earned at 250% of target.

Our TSR calculation is defined in the “2024 Annual Compensation
Elements” section, which starts on page 52.

2022-2024 LRIP	POs ($222.30 exercise price)
RELATIVE TSR PAYOUT SCALE (S&P 500)
PERCENTILE RANK	PAYOUT	TSR
MSI (92nd Percentile)	250%	95.58%
90th - 100th Percentile	250%	84.49%
80th - 89.99th Percentile	200%	54.52%
70th - 79.99th Percentile	175%	41.41%
60th - 69.99th Percentile	150%	25.99%
55th - 59.99th Percentile	110%	21.17%
50th - 54.99th Percentile	90%	16.46%
45th - 49.99th Percentile	80%	13.19%
35th - 44.99th Percentile	50%	1.37%
30th - 34.99th Percentile	30%	-3.38%
<30th Percentile	0%	–

Market Stock Units

One-third of the MSUs granted in each of 2021, 2022 and 2023 were earned in 2024 based on absolute stock price appreciation. These awards were earned at 182%, 149%, and 124% of target, respectively, with corresponding stock price appreciation.

Grant Date: March 8, 2021 3rd of 3 Tranches Earned on March 8, 2024	Grant Date: March 10, 2022 2nd of 3 Tranches Earned on March 10, 2024	Grant Date: March 9, 2023 1st of 3 Tranches Earned on March 9, 2024
Beginning stock price: $180.62 Ending stock price: $328.57	Beginning stock price: $220.15 Ending stock price: $328.57	Beginning stock price: $265.43 Ending stock price: $328.57
PAYOUT = 182% OF TARGET	PAYOUT = 149% OF TARGET	PAYOUT = 124% OF TARGET

EVOLUTION OF OUR CEO’S PAY PROGRAM

This section outlines Mr. Brown’s compensation since Motorola Solutions became a publicly traded company in January 2011. Additional detail for each component of pay, including changes from 2023 to 2024, and the corresponding rationale, can be found in the “2024 Annual Compensation Elements” section, which starts on page 52.

2011-2024 CEO Compensation

The Committee reviews Mr. Brown’s compensation in an effort to deliver a competitive and appropriate, but responsible, target compensation package. Throughout Mr. Brown’s 17 years as CEO, the Committee has exercised its discretion to both increase and decrease Mr. Brown’s target compensation, as it has deemed appropriate. For a detailed description of Mr. Brown’s employment agreement, please refer to the section of this Proxy Statement on page 68 titled “Employment Contracts.”

46	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

Since 2011, the Committee has focused on increasing Mr. Brown’s long-term compensation more than his short-term cash compensation, resulting in a net increase to his target total compensation of 151.4% over such time period. During this same time period, Mr. Brown has guided the Company through a significant transformation and Motorola Solutions has delivered TSR of 1,475%.

PAY COMPONENT	2011	2024	% CHANGE	COMMENTS

BASE SALARY	$1,200,000	$1,350,000	12.5%

In 2014, the Committee increased Mr. Brown’s base salary by $50,000 and he received an amended employment agreement, which lowered his target incentive to 150%, resulting in an 18.6% decrease to Target Total Cash. In 2018, the Committee increased Mr. Brown’s target incentive from 150% to 175%. Effective October 1, 2022, the Committee increased Mr. Brown’s base salary by $100,000 and target incentive from 175% to 225%.

STIP TARGET %	220%	225%	2.3%
TARGET TOTAL CASH	$3,840,000	$4,387,500	14.3%

LRIP	$3,000,000	$7,621,666	154.1%

Beginning with the performance cycle that ended in 2018, Mr. Brown has received his LRIP payouts in stock, thus eliminating cash from his LTI program. Beginning with the performance cycle that started in 2019, Mr. Brown’s LRIP has been denominated 100% in PSUs.

EQUITY	$4,000,000	$15,243,334	281.1%

In 2015, the Committee replaced Mr. Brown’s stock options and restricted stock units (“RSUs”) (containing a stock price hurdle) with POs and MSUs, emphasizing the long-term performance orientation of the program.

TOTAL LTI	$7,000,000	$22,865,000	226.6%

TARGET TOTAL COMPENSATION	$10,840,000	$27,252,500	151.4%	AVERAGE ANNUAL INCREASE OVER 14 YEARS IS 11%

CEO Compensation vs. TSR

Over this 14-year period, the Committee, with the concurrence of the Board, has managed Mr. Brown’s target compensation program to provide appropriate pay levels in relation to significant returns for our shareholders. A similarly strong relationship holds true when considering Mr. Brown’s compensation as reported in the 2024 Summary Compensation Table on page 61 of this Proxy Statement.

TARGET COMPENSATION VS. TSR	SUMMARY COMPENSATION TABLE VS. TSR

COMPENSATION
TSR
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
–
1,600
1,400
1,200
1,000
800
600
400
200
0
1,475%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Base
Stock
Options
NEIP*
TSR

COMPENSATION
TSR
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
–
1,600
1,400
1,200
1,000
800
600
400
200
0
1,475%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Base
STIP
LRIP
Equity
TSR

CEO 2024 LTI Pay Decisions

The Committee and our Board recognize that the retention of highly qualified leaders is critical to the Company’s continued success. Mr. Brown is a highly experienced senior leader at our Company. He joined the Company in 2003 and became CEO in 2008. Under Mr. Brown’s visionary and extraordinary leadership as CEO, the Company is a global leader in public safety and enterprise security, committed to “Solving for safer” by innovating the technologies needed for safer communities, safer schools, safer hospitals and safer businesses. Mr. Brown has led the Company through the successful execution of key strategic initiatives that have positioned the Company for long-term success and, in doing so, has created significant value for shareholders. As in prior years, when evaluating Mr. Brown’s 2024 long-term incentive compensation, the Committee took

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	47

into consideration the fact that the Company generated TSR of 193% over the five-year period ended December 31, 2023, outperforming the S&P 500 index by 86 percentage points.

As the Committee and the Board looked ahead, they believed it to be in the best interests of our shareholders and critical to the Company’s path forward to continue to retain Mr. Brown as CEO. In particular, they considered his ability to generate shareholder returns, to make strategic investments that strengthen the Company’s portfolio, to grow its Video offerings and continue to successfully execute the Company’s long-term strategy and senior leadership succession plan. The Company’s outstanding financial performance again in 2024 further illuminated the key role Mr. Brown plays at our Company. We are confident in Mr. Brown’s ability to continue to make strategic investments that strengthen our portfolio and grow our expanding businesses. In a highly competitive industry in which the need for proven leadership is critical, the Committee supports Mr. Brown’s LTI and total pay opportunities. As such, our Board determined to increase Mr. Brown’s 2024 long-term incentive opportunity 15% from $19.8 million in 2023 to $22.865 million for 2024. His relative LTI pay position is above market median, with significant alignment with shareholder value creation.

PROCESS FOR DETERMINING EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

Our executive compensation program design is guided by five key principles.

PRINCIPLE	DESCRIPTION

Business	Incentives are aligned with the Company’s business goals and avoid excessive risk-taking

Performance Differentiated	Programs designed to create an effective link between pay and performance at both the Company and individual levels

Market Competitive	Total compensation package is competitive to attract, retain and motivate top talent needed to successfully execute our business strategy

Ownership Oriented	Compensation is aligned with shareholder interests by delivering meaningful equity awards and maintaining robust stock ownership guidelines

Simplicity	Engagement is driven through simple, cost-efficient plan design

COMPENSATION OBJECTIVES

Consistent with prior years, we built our 2024 executive compensation program upon the following objectives:

48	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

SOUND GOVERNANCE PRACTICES

Our executive compensation program aligns to our business strategy and incorporates strong governance.

WHAT WE DO
PRACTICE	MSI PRACTICE
Annual Shareholder Say on Pay	We seek an annual non-binding advisory vote from shareholders on our executive compensation
Robust Stock Ownership Guidelines	Executives are required to hold stock equal to 10x salary for CEO and 3x salary for other NEOs
Transparent Disclosure	Robust individual performance disclosure for STIP
Pay-for-Performance and Shareholder Alignment	Long-term incentive program for management team, including the NEOs, is 100% performance-based with respect to annual grants
Use of Independent Advisor	The Committee retains CAP to review Company compensation programs and practices (CAP provides no other services for the Company)

WHAT WE DON’T DO
PRACTICE	MSI PRACTICE
No Cash in NEO LTI Program	NEO LTI has been 100% performance-based equity since 2021
No Excise Tax Gross-ups	We do not provide tax gross-ups in connection with any perquisites or in the event of any “golden parachute payment” in connection with a change in control
No Excessive Perquisites	We do not provide excessive perquisites to our NEOs and believe that our limited perquisites are reasonable and competitive
No Trading on Margin or Hedging or Pledging of Company Securities

Our Insider Trading Prohibitions Policy prohibits directors, officers and other designated individuals from holding securities in a margin account or engaging in hedging, short sales, pledging or any other derivative transaction relating to our securities

No Single Trigger Severance in a Change in Control	In the event of a change in control, all severance pay components have a double trigger (subject to certain conditions)

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	49

EVOLUTION OF OUR EXECUTIVE COMPENSATION PROGRAM

The timeline below illustrates our responsiveness to shareholder feedback and the evolution of our compensation program over the past several years.

HOW WE PLAN COMPENSATION

The foundation of our compensation framework is sound design principles, which allows for the flexibility to competitively, but responsibly, address the dynamic labor markets in which we compete. These programs have been designed to focus executives on the achievement of our long-term business plan and shareholder value creation. Our incentive plans utilize rigorous financial goals and, with respect to awards with relative TSR goals, require above median relative outperformance for target payouts, while incorporating risk-mitigating features, such as payout caps, to ensure we reward sustainable growth.

Over the years, our executive compensation program has evolved with our business strategy, incorporated feedback from our shareholders, and maintained market competitiveness to properly incent and reward our senior management team. Additionally, we conduct regular risk assessments of our compensation programs and practices and review results with the Committee annually.

When setting annual compensation for our NEOs, the Committee balances the current state of the business with setting the stage for the future. The Committee, with assistance from its independent advisor, CAP, considers the following: peer company pay practices for comparable positions; NEO experience, tenure, scope of responsibility and performance; internal pay alignment; and succession planning. Each year, the Committee uses the 50th percentile of our peer group and surveys as an initial guideline for establishing target total compensation opportunities for our NEOs with pay above market median (e.g., 75th percentile) targeted for significant contributions and sustained strong performance levels, as well as scope and responsibilities.

The Committee engages CAP to advise on the Company’s executive compensation strategy and program design and to provide regulatory and market trend updates. CAP carries out competitive reviews as directed by the Committee and provides input on specific compensation recommendations for our CEO and other members of management’s Executive Committee.

In 2024, the Committee continued to engage CAP as its independent compensation consultant. CAP participates in Committee meetings, including regular discussions with the Committee, with and without management present. During 2024, the Committee also reviewed CAP’s independence using assessment criteria that aligned with the Securities and Exchange Commission (“SEC”) and related New York Stock Exchange (“NYSE”) rules. The Committee concluded that CAP was independent and had no conflicts of interest.

50	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

PERFORMANCE-BASED COMPENSATION STRUCTURE

The performance-based structure for 2024 incorporates incentives that measure both short-term and long-term performance. In addition to base salary and an annual STIP award, this structure, shown graphically below (with incentives at their target amounts), includes an annual LTI award made up of our LRIP, POs and MSUs. The Committee believes a majority of compensation should be in the form of LTI awards to better drive alignment with shareholder interests and executive retention.

CEO

16% SHORT-TERM
SALARY
5%
STIP
11%
LTI
84%
84 % LONG-TERM
PAY AT RISK 95%

AVERAGE OTHER NEOs

32% SHORT-TERM
SALARY
15%
STIP
17%
LTI
68%
68 % LONG-TERM
PAY AT RISK 85%

2024 TARGET TOTAL COMPENSATION SUMMARY

When setting NEO compensation, the Committee first determines target total compensation and second, determines each pay component in support of the appropriate aggregate value and mix.

NEO	BASE SALARY	TARGET STIP %	TARGET TOTAL CASH		TARGET LTI[1]		TARGET TOTAL COMPENSATION	YEAR-OVER YEAR CHANGE
				LRIP[2]	PO	MSU

BROWN	$1,350,000	225%	$4,387,500	$7,621,666	$7,621,667	$7,621,667	$27,252,500	12.7%

WINKLER	$860,000	125%	$1,935,000	$1,500,000	$1,500,000	$1,500,000	$6,435,000	10.3%

MOLLOY	$965,000	125%	$2,171,250	$1,633,334	$1,633,333	$1,633,333	$7,071,250	10.3%

SAPTHARISHI	$860,000	125%	$1,935,000	$1,500,000	$1,500,000	$1,500,000	$6,435,000	10.3%

NAIK	$635,000	95%	$1,238,250	$750,000	$750,000	$750,000	$3,488,250	10.0%

[1]	Excludes retention awards discussed below.
[2]

Reflects the target value of the equity award. This is lower than the accounting value that appears in the 2024 Summary Compensation Table, as we use the closing price on the date of grant to calculate the number of shares awarded.

2024 RETENTION AWARDS

In October 2024, in order to reward, retain and further incentivize the Company’s most senior executive operational leadership team and to continue to maintain strong emphasis on long-term shareholder value creation, the Committee approved (with a grant date effective mid-November 2024, in accordance with the Company’s equity award policies) a special retention grant of $12 million in target value of PSUs to each of Mr. Winkler, Mr. Molloy, and Dr. Saptharishi. These awards also recognize the specific skills and expertise of each of these executives and their criticality to the achievement of the Company’s long-term strategy, growth and overall success.

These awards are subject to substantially the same terms as the NEOs’ 2024 regular annual awards, including the same relative multi-year TSR performance criteria as the annual LRIP awards, except the Committee determined the maximum potential payout percentage of these awards to be lower, at 200% of the target award. These retention awards have a three-year performance period beginning on the grant date of November 11, 2024. The retention awards are also not subject to any special vesting upon retirement nor any adjustment for mid-cycle promotions.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	51

2024 ANNUAL COMPENSATION ELEMENTS

BASE SALARY

As the only fixed compensation element in our program, base salary is used to provide what we believe to be a baseline level of stability required to be market competitive. Salaries are reviewed and adjusted by the Committee as needed. Annual increases are not guaranteed or automatic.

In March 2024, the Committee reviewed base salaries for our NEOs and applied market adjustments for all NEOs, other than Mr. Brown, who did not receive a base salary increase in 2024. Mr. Brown has not received a base salary increase since 2022.

NEO	2023 BASE SALARY	2024 BASE SALARY	YEAR-OVER- YEAR CHANGE	2024 ACTUAL SALARY EARNED

BROWN	$1,350,000	$1,350,000	0.0%	$1,350,000

WINKLER	$815,000	$860,000	5.5%	$849,961

MOLLOY	$915,000	$965,000	5.5%	$953,846

SAPTHARISHI	$815,000	$860,000	5.5%	$849,961

NAIK	$600,000	$635,000	5.8%	$627,192

SHORT-TERM INCENTIVES

The STIP is an annual cash incentive award based on the Company’s achievement of financial performance and an executive’s individual performance. The Committee sets the target value for STIP as a percentage of an executive’s base salary.

Incentive Targets

The individual target award percentage for all NEOs did not change in 2024. Mr. Brown’s individual STIP target award percentage remained 225%, and the other NEOs’ STIP target percentages remained 125% and 95% for our executive and senior vice presidents, respectively.

Payout Formula

Actual STIP awards are based on the executive’s target incentive opportunity, the Company’s achievement of performance results (“Business Performance Factor”) and IPF assessment. The payout opportunity for both the Business Performance Factor and the IPF ranges from 0% to 140%, resulting in a total plan maximum payout opportunity of 196% of target. The incentive target opportunity for each NEO was determined based on a market evaluation.

Metric Selection

Again in 2024, the Business Performance Factor was based on achievement of non-GAAP OE (weighted 65%) and Free Cash Flow (weighted 35%) goals. Non-GAAP OE measures our profits from sales and Free Cash Flow measures the cash available after capital expenditures. These are common performance measures both inside and outside of our industry and are fundamental inputs we use to measure profitability, business liquidity and rates of return for the business. We believe non-GAAP OE and Free Cash Flow appropriately measure our annual business performance and ultimately drive our long-term shareholder value over time.

52	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

LONG-TERM INCENTIVES

The Committee designed our LTI program with the specific intention of aligning the largest component of NEO pay to the achievement of exceptional and sustainable value creation for our shareholders. To achieve this, we continue to focus on expanding our safety and security products and services, evolving our LMR focus to include video security, access control and command center solutions that help protect people, property and places. These investments reflect our sharpened focus on safety and security technologies that support public safety agencies and enterprises alike, enabling the collaboration that is critical for safer communities, safer schools, safer hospitals and safer businesses. The Committee designed the LTI program to achieve this alignment through:

•	100% performance-based vesting with respect to our regular annual grant under the LTI program (i.e., no time-based vesting or guaranteed value)

•	The program metrics being 100% aligned to creating more value for our shareholders

•	The majority of the total award value requiring TSR performance above the median of S&P 500 companies in order to receive at least a target payout

Determining Target Award Values

The Committee reviews LTI target award values annually by first determining a target total compensation value appropriate for the size and complexity of the NEO’s role and then determining the appropriate LTI value based on our philosophy of delivering the largest percentage of total compensation in LTI. The Committee also considers the 100% performance-based nature of our LTI program and how our Company’s future performance is expected to be impacted by the groundwork that has been set in the prior year. As we continue to execute our long-term strategy through our Company’s transformation, the Committee believes it is critical that each NEO’s target opportunity appropriately reflects their contribution.

When setting LTI target awards for 2024, the Committee considered the significant impact of Mr. Brown’s decisions and actions on our longer-term business strategy, as well as the remarkable value created for our shareholders.

The Committee approved total target 2024 LTI at its March 2024 meeting.

NEO	TOTAL TARGET 2023 LTI	2024 LRIP	2024 POs	2024 MSUs	TOTAL TARGET 2024 LTI	YEAR-OVER- YEAR CHANGE

BROWN	$19,800,000	$7,621,666	$7,621,667	$7,621,667	$22,865,000	15.5%

WINKLER	$4,000,000	$1,500,000	$1,500,000	$1,500,000	$4,500,000	12.5%

MOLLOY	$4,350,000	$1,633,334	$1,633,333	$1,633,333	$4,900,000	12.6%

SAPTHARISHI	$4,000,000	$1,500,000	$1,500,000	$1,500,000	$4,500,000	12.5%

NAIK	$2,000,000	$750,000	$750,000	$750,000	$2,250,000	12.5%

LTI Components

Our 100% performance-based annual LTI program includes the LRIP, POs and MSUs, each of which comprise one-third of the total LTI mix.

•

Both the LRIP and POs are based on three-year TSR relative to the S&P 500. The payout scale for the LRIP and POs requires our performance over a three-year period to exceed median performance of the S&P 500 companies before earning a target payout.

•

The 2024-2026 LRIP cycle is denominated 100% in PSUs for each NEO. The LRIP and POs utilize a three-year performance period and, consistent with earned POs, earned PSUs will settle on the third anniversary of the grant.

•

With LRIP cycles (beginning with our 2021 performance cycle) now denominated 100% in equity, the 2024 Summary Compensation Table on page 61 of this Proxy Statement will show LRIP awards in two places for 2022: (1) LRIP earned from the 2020-2022 cycle (with amounts paid in cash and stock) will be reflected in the Non-Equity Incentive Plan column, and (2) target PSU grants for the 2022-2024 LRIP cycle will be reflected in the Stock Awards column (with grant date fair value of the new LRIP PSUs at target).

•

If our TSR over the performance period is negative, but would still result in a ranking that would provide a payout, the Committee has unlimited discretion to reduce the calculated LRIP payout (and number of POs vesting).

•

The TSR calculation uses a three-month average stock price at the beginning (three months preceding performance cycle start) and end (final three months in performance cycle, plus the value of reinvested dividends) of the period for measurement purposes. This approach minimizes the impact of a single beginning and ending point stock price for each performance cycle.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	53

•	MSUs are based on absolute stock price appreciation/depreciation and provide a vehicle to further align with our shareholders and support retention of our NEOs.

•

Each 1% increase/decrease in stock price results in a 1% increase/decrease in the number of MSUs earned at the end of the performance period, with a maximum payout at 100% stock price appreciation and a threshold of 40% stock price depreciation, below which no MSUs are earned.

•

The MSUs are earned and vest based on stock price appreciation/depreciation at the first, second, and third anniversaries of the date of grant with respect to one-third of the grant for each of the three concurrent performance periods.

LTI VEHICLE MIX		PAYOUT SCALE
1/3 Performance Stock Units (LRIP) + 1/3 Performance Options	2/3 Performance-Based vs. S&P 500	Relative TSR Payout Scale
1/3 Market Stock Units	1/3 Performance-Based vs. Absolute Stock Price Appreciation	

LTI VEHICLE MIX

1/3 Performance Stock Units (LRIP)

1/3 Performance Options

1/3 Market Stock Units

PAYOUT SCALE

2/3 Performance-Based vs. S&P 500

Relative TSR Payout Scale

MSI 3-Year TSR Percentile Rank	Payout Factor*
90th - 100th Percentile	250%
80th - 89.99th Percentile	200%
70th - 79.99th Percentile	175%
60th - 69.99th Percentile	150%
55th - 59.99th Percentile	110%
50th - 54.99th Percentile	90%
45th - 49.99th Percentile	80%
35th - 44.99th Percentile	50%
30th - 34.99th Percentile	30%
< 30.00th Percentile	0%

*Committee has full discretion to adjust the payout when MSI's TSR is negative.

1/3 Performance-Based vs. Absolute Stock Price Appreciation

Year 0	Year 1	Year 2	Year 3
Grant	33%	33%	33%

Amount earned is equal to the stock price appreciation/depreciation at each vest date

Threshold = 40% stock price depreciation

Maximum = 100% stock price appreciation

COMPARATIVE MARKET DATA

When setting compensation for our NEOs, the Committee reviews comparative market data from our peer group companies, as well as survey market data.

2024 PEER GROUP

Our peer group is used by the Committee to compare pay levels, pay mix and alignment of pay with our performance, as discussed in the “How We Plan Compensation” section above on page 50 of this Proxy Statement.

Peer Selection Criteria

To ensure meaningful comparisons, the Committee, with the assistance of the Committee’s independent consultant, reviews the peer group annually and makes updates as necessary. Specifically, as we continue to extend our leadership in public safety and enterprise security by expanding our technologies within each of our Products and Systems Integration and Software and Services segments through strategic investments and acquisitions, the Committee continues to include software and services companies in its review.

To create a sufficiently sized peer group with whom we compete for executive talent, the Committee considers a combination of primary criteria and secondary criteria, including those listed below:

•

Primary Criteria: Publicly traded securities listed on a U.S. stock exchange, revenues and/or market capitalization within 1/3x to 3.0x of that of Motorola Solutions, and relevant Global Industry Classification Standard (GICS) sub-industry segments across the communications, information technology, software, and industrials sectors

•

Secondary Criteria: Companies that list Motorola Solutions as a peer, companies named as peers by shareholder advisory firms, companies listed as peers by current peers, and companies with comparable revenue growth, TSR, and business mix

54	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

2024 Peer Group Companies

The Committee approved the same peer group for 2024 as it did in 2023, as follows:

Adobe Inc.	Illinois Tool Works Inc.	Roper Technologies, Inc.

Agilent Technologies, Inc.	Intuit Inc.	ServiceNow, Inc.

Autodesk, Inc.	L3Harris Technologies, Inc.	Trimble Inc.

Dover Corporation	Parker-Hannifin Corporation

Fortive Corporation	Rockwell Automation, Inc.

SURVEY MARKET DATA

To supplement our peer group data, the Committee also considers compensation surveys that include data from companies of similar size and business segments to the Company. For 2024, the Committee considered data from the Radford Global Technology Survey and the Mercer Comptryx Survey.

EQUITY USAGE AND GRANT PROCESSES UNDER OUR COMPENSATION PROGRAMS

Equity Usage

Over the years, we have modified our share granting practices to meet the changing needs of our business and drive our growth while continuing to monitor our stock-based compensation expense and overall shareholder dilution. The Committee has also delegated authority to our CEO, most senior human resources executive, Chief Financial Officer and General Counsel to make off-cycle equity grants to employees other than our Section 16 reporting officers when such employees are newly hired or promoted, in recognition of outstanding achievement or for retention. These grants are typically made on the first business day of each of March, June, September and December (during an open trading window) with respect to stock option grants to vice president level employees, and on the first business day of each month with respect to RSU grants to vice president level employees and our general employee base. For more information regarding our policies and practices on the timing of equity awards, see “Equity Grant Processes” below.

At the 2015 annual meeting of shareholders, our shareholders approved the Motorola Solutions 2015 Omnibus Incentive Plan, which was an amendment and restatement of the Motorola Solutions Omnibus Incentive Plan of 2006. This reduced the total number of shares reserved and approved for issuance by approximately 7 million shares, to 12 million shares. At the 2022 annual meeting of shareholders, our shareholders approved the Motorola Solutions Amended and Restated Omnibus Incentive Plan of 2015 (the “Omnibus Plan”), effective as of May 17, 2022, which increased the total number of shares reserved and approved for issuance by 4.65 million shares. Also in 2022, the Committee agreed to extend the eligibility for our annual equity grant to lower level managers. This additional eligibility helped attract and retain top performing employees in a competitive talent market. Throughout the years, we have continued to monitor our equity-granting practices to ensure our share usage and stock-based compensation expense remain in line with competitive levels.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	55

In 2024, we continued to have acquisition activity and, in an effort to preserve enterprise knowledge and align our new employees’ interests with those of our shareholders, we issued equity as part of the acquisitions and made retention grants under the Omnibus Plan. The shares issued as part of the acquisitions were granted outside of our standard compensation programs and do not count against our shares available for future issuance. The information below for 2022, 2023 and 2024 only includes share usage as a percentage of common stock outstanding as of December 31 for each year and aggregate value of equity granted under our compensation programs. It excludes 0.03% share usage and $13 million value of equity granted as part of acquisitions for 2022, 0.01% share usage and $5 million value of equity granted as part of the acquisition for 2023, and 0.04% share usage and $26 million value of equity granted as part of acquisitions for 2024.

Equity Grant Processes
The Committee approves all equity grants made to our Section 16 reporting officers, which includes our NEOs, with concurrence of the Board for grants to our CEO. The Committee approves and grants annual equity awards at approximately the same time each year. Each year the Committee approves (with the concurrence of the Board with respect to our CEO) the annual grant of PSUs, POs and MSUs for our eligible employees, including our NEOs, at its March meeting. Employees are not permitted to choose the grant date for their individual grants. Grants are effective on the date of the meeting, subject to the terms of our equity granting policies described below.
All stock options are granted at an exercise price at or above the closing market price of our common stock on the date of grant. Equity awards, including options, are not structured to precede or coincide with the disclosure of material non-public information, such as, for example, significant earnings announcements or announcements regarding a material acquisition or similar transaction likely to result in changes to the price of our Common Stock.
In addition, we do not grant any equity awards to our Section 16 reporting officers or options to our other vice president-level employees during periods in which there is material non-public information about the Company. This includes during closed trading windows established in connection with the public release of earnings information or any other event-specific closed trading window under our Insider Trading Prohibitions Policy (each, a “Closed Window”), or at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Current Report on Form 8-K that discloses material non-public information (each, a “Filing Window”). If a meeting of the Committee during which equity awards are granted to our Section 16 reporting officers occurs during a Closed Window or a Filing Window, then the grant will not be effective until after the first business day following the disclosure of the applicable material non-public information, unless such day is within a Filing Window, in which case such grants will not be effective until after the first business day following the end date of the Filing Window. In addition, in 2024, we did not grant any equity awards to our Section 16 reporting officers during a Filing Window.
It is not our practice to, and during the year ended December 31, 2024 we did not, time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

56	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

OTHER COMPENSATION POLICIES AND PRACTICES

BENEFITS AND PERQUISITES

To enhance our ability to attract and retain talented executives in a highly competitive talent market, we provide the benefits and perquisites detailed in the following table:

BENEFIT OR PERQUISITE	NAMED EXECUTIVES	OTHER EXECUTIVES AND MANAGERS	ALL ELIGIBLE FULL-TIME EMPLOYEES

Retirement[1], Saving and Stock Purchase Plans

Health and Welfare Benefits[2]

Deferred Compensation[3]

Financial Planning Counseling[4]		Vice Presidents

Executive Physicals		Senior and Executive VPs

Security System Monitoring	CEO

Personal Use of Corporate Aircraft Service[5]	CEO

1 Pension provided to U.S.-based eligible employees hired prior to January 1, 2005. For a detailed description of our retirement plans, please refer to the section of this Proxy Statement on page 67 titled “Retirement Plans.”

2 Includes medical, dental, vision, group life insurance, business travel accident insurance, short- and long-term disability and work life programs.

3 For a detailed discussion of the Motorola Solutions Management Deferred Compensation Plan, please refer to the section of this Proxy Statement on page 67 titled “Nonqualified Deferred Compensation in 2024.”

4 We also offer a financial wellness counseling program to all U.S. employees.

5 Mr. Brown is required to use the Company’s aircraft (or Company arranged charter aircraft) for business and personal travel pursuant to the Company’s security policy. In limited circumstances, and as approved by the CEO, other employees (including our NEOs) are permitted to use our corporate aircraft service for personal purposes.

STOCK OWNERSHIP GUIDELINES

To ensure strong alignment of our senior management with the interests of our shareholders, the Company maintains stock ownership guidelines for our senior executives, including each of our NEOs. The Committee reviews compliance with the ownership guidelines annually. In the Committee’s last review, it was determined that all NEOs had met their stock ownership requirement.

Our stock ownership requirements are a multiple of base salary as shown below:

EXECUTIVE GROUP	MULTIPLE OF BASE SALARY 2024

Chairman and Chief Executive Officer	10x

Executive Vice Presidents and Executive Committee Members	3x

Senior Vice Presidents	2x

Corporate Vice Presidents	1x

Executives subject to the guidelines must meet their ownership requirement within five years from the date they first become subject to their applicable ownership requirement. Executives who do not meet their stock ownership requirement within five years must hold 100% of net shares acquired by them (net of tax withholding) upon the exercise of stock options and the vesting of RSUs or MSUs until compliance with the stock ownership requirement is achieved. Shares counted toward guideline achievement include directly owned shares, unvested RSUs and target MSUs.

CHANGE IN CONTROL POLICY

The Company maintains the Senior Officer Change in Control Severance Plan (the “CIC Severance Plan”), which the Board has the ability to amend or terminate with at least one year’s notice to participants.

The CIC Severance Plan covers our NEOs (except for Mr. Brown, whose employment agreement contains change in control provisions) and our other senior executives. Our Board considers the maintenance of an effective and stable management team essential to protecting and enhancing the value of the Company for the benefit of our shareholders. To that end, we recognize that the possibility of a change in control may exist and

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	57

that this possibility, along with the uncertainty and questions it may raise for certain senior executives, may result in the distraction, and potential departure, of senior management employees to the detriment of the Company and our shareholders. The CIC Severance Plan helps to encourage the continued attention and dedication of our senior management to their assigned duties without the distraction that may arise from the possibility of a change in control event.

The CIC Severance Plan employs a “double trigger” in order for severance benefits to be paid, meaning that both a change in control event must occur and an executive must be involuntarily terminated without “cause” or must leave for “good reason” within 24 months following the change in control.

The table below highlights key provisions of the CIC Severance Plan. For a detailed description of the CIC Severance Plan, please refer to the section of this Proxy Statement on page 69 titled “Change in Control Arrangements.” Additionally, for a detailed description of our 2011 Executive Severance Plan, amended and restated in 2014, please refer to the section of this Proxy Statement on page 71 titled “Executive Severance Plan.”

CIC PROVISION	CIC SEVERANCE PLAN
Eligibility	Executive and Senior Vice Presidents
Cash Severance Multiple	Two times sum of base salary and target bonus

Medical Benefit Continuation	Two years
LRIP and Equity Treatment (Provision in Omnibus Plan)

Equity and LRIP subject to “double trigger” unless awards are not assumed or replaced by acquirer. If not assumed or replaced, equity and LRIP provide for accelerated treatment with performance at target.

Excise Tax Gross-Up

None. Participants receive “best net” after-tax position of either the participant paying the excise tax or a reduction in severance benefits to a level that eliminates the imposition of the excise tax.

AMENDED AND RESTATED INCENTIVE COMPENSATION RECOUPMENT POLICY AND RELATED EQUITY AWARD PROVISIONS

In November 2023, the Board, upon the recommendation of each of the Committee and the Audit Committee, amended and restated our prior incentive compensation recoupment policy in order to comply with new SEC and NYSE requirements implementing the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Amended and Restated Recoupment Policy”).

Consistent with the SEC and NYSE requirements, the Amended and Restated Recoupment Policy requires the Company to seek recovery of erroneously awarded incentive-based compensation received by our executive officers during any three-fiscal-year period prior to the date that the Company is required to prepare an accounting restatement due to material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Under the Amended and Restated Recoupment Policy, the Board will determine, in its sole discretion, the method for recouping the applicable incentive-based compensation, consistent with SEC and NYSE requirements.

Our Amended and Restated Recoupment Policy is included as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 14, 2025.

In addition to the authority under our Amended and Restated Recoupment Policy, it is also the Company’s policy and practice that our equity award agreements applicable to all of our participants, including our executive officers, require the forfeiture and recovery of proceeds of stock awards, including those subject to time-based vesting, if the participant violates certain restrictions in the equity award agreements, such as confidentiality, employee and customer non-solicit and non-competition restrictive covenants, as applicable.

IMPACT OF TAX TREATMENT ON COMPENSATION PROGRAM DESIGN

Tax treatment of the various elements of our total compensation program was an important, but not the sole, consideration in its design. Section 162(m) of the Internal Revenue Code limits the deductibility of certain items of compensation paid to the CEO and certain other highly compensated executive officers (together, the “covered officers”) to $1 million annually, but in years prior to 2018 there was an exception to such limit for compensation that qualified as “performance-based compensation.” Beginning in 2018, the Tax Cuts and Jobs Act amended Section 162(m) to, among other things, eliminate the exception for performance-based compensation, except for certain qualifying arrangements in place as of November 2, 2017.

58	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

The Committee reserves the right to provide for compensation to executive officers that may not be deductible pursuant to Section 162(m). In addition, because of the continued development of the application and interpretation of Section 162(m) and the regulations issued thereunder, we cannot guarantee that compensation intended to satisfy the requirements for deductibility under Section 162(m), as in effect prior to 2018, would or will in fact be deductible.

TRADING ON MARGIN AND ANTI-HEDGING AND ANTI-PLEDGING POLICIES

We have adopted, as part of our Insider Trading Prohibitions Policy, prohibitions on directors, officers (including our NEOs) and other designated individuals from holding securities in a margin account or engaging in hedging, short sales, pledging or any other derivative transaction related to our securities (other than, for the avoidance of doubt, holding stock options delivered directly to employees by us under our equity incentive plans).

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	59

COMPENSATION AND LEADERSHIP COMMITTEE REPORT

THE FOLLOWING REPORT OF THE COMPENSATION AND LEADERSHIP COMMITTEE ON EXECUTIVE COMPENSATION AND RELATED DISCLOSURE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

On May 14, 2024, Joseph M. Tucci was again appointed the Chair of the Compensation and Leadership Committee (the “Committee”), and Gregory K. Mondre was appointed as a member of the Committee. Egon P. Durban served as a member of the Committee from January 1, 2024 until May 14, 2024. Each of Joseph M. Tucci and Kenneth D. Denman was a member of the Committee throughout 2024.

The Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with Company management. Based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into Motorola Solutions’ Annual Report on Form 10-K for the year ended December 31, 2024.

Respectfully submitted,

Joseph M. Tucci, Chair

Kenneth D. Denman

Gregory K. Mondre

COMPENSATION AND LEADERSHIP COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Joseph M. Tucci, Director and Chair of the Committee, and Kenneth D. Denman, Director, each served on the Committee throughout 2024. Gregory K. Mondre, Director, was appointed to the Committee on May 14, 2024, and Egon P. Durban served as a member of the Committee from January 1, 2024 until May 14, 2024. No member of the Committee was, during the fiscal year ended December 31, 2024, an officer, former officer, or employee of the Company or any of our subsidiaries. We did not have any compensation committee interlocks in 2024.

60	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

NAMED EXECUTIVE OFFICER COMPENSATION

2024 SUMMARY COMPENSATION TABLE

The following table sets forth the total compensation of each of the Company’s NEOs, for the years ended December 31, 2024, 2023 and 2022, as applicable.

Name and Principal Position (a)	Year (b)	Salary ($)(1) (c)	Bonus ($) (d)	Stock Awards ($)(2,3) (e)	Option Awards ($)(3) (f)	Non-Equity Incentive Plan Compensation ($)(4) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5) (h)	All Other Compensation ($)(6) (i)	Total ($)(7) (j)
Gregory Q. Brown Chairman and Chief Executive Officer

	2024	1,350,000	0	16,831,588	7,621,587	4,635,225	21,418	393,569	30,853,387

	2023	1,350,000	0	15,267,677	6,599,930	4,635,225	1,247	324,419	28,178,498

	2022	1,273,077	0	10,956,744	5,162,429	3,276,785	0	347,446	21,016,481
Jason J. Winkler Executive Vice President and Chief Financial Officer

	2024	849,961	0	17,751,612	1,499,864	1,621,301	2,479	88,927	21,814,144

	2023	806,846	0	3,084,259	1,333,221	1,539,059	1,617	100,201	6,865,203

	2022	726,346	0	2,440,567	1,149,956	1,586,347	0	60,780	5,963,996
John P. Molloy Executive Vice President and Chief Operating Officer

	2024	953,846	0	18,046,068	1,633,308	1,819,461	10,330	88,363	22,551,376

	2023	908,884	0	3,353,882	1,449,889	1,733,697	3,591	43,373	7,493,316

	2022	828,654	0	2,582,068	1,216,638	2,099,370	0	51,624	6,778,354
Mahesh Saptharishi Executive Vice President and Chief Technology Officer

	2024	849,961	0	17,751,612	1,499,864	1,621,301	0	13,800	21,736,538

	2023	806,846	0	3,084,259	1,333,221	1,539,059	0	13,200	6,776,585

	2022	696,923	0	2,122,252	999,983	1,462,176	0	13,138	5,294,472
Rajan S. Naik Senior Vice President, Strategy and Ventures

	2024	627,192	0	1,655,866	749,861	909,241	0	32,990	3,975,150

	2023	589,808	0	1,542,129	666,549	855,044	0	38,067	3,691,597

(1)

Salary includes amounts deferred pursuant to salary reduction arrangements under the Motorola Solutions 401(k) Plan (the “401(k) Plan”) and the Motorola Solutions Management Deferred Compensation Plan (the “Deferred Compensation Plan”).

(2)

In 2024, the amounts in column (e) reflect the aggregate grant date fair value of the long-term equity incentive awards under the 2024-2026 LRIP awarded in the form of PSUs, MSUs, and retention PSUs. Stock awards in column (e) during fiscal year 2024 are as follows:

	Mr. Brown	Mr. Winkler	Mr. Molloy	Dr. Saptharishi	Dr. Naik
2024 MSUs	$7,621,337	$1,499,898	$1,633,257	$1,499,898	$749,750
2024-2026 LRIP PSUs	9,210,251	1,812,647	1,973,744	1,812,647	906,116
2024 Retention PSUs	0	14,439,067	14,439,067	14,439,067	0

TOTAL	$16,831,588	$17,751,612	$18,046,068	$17,751,612	$1,655,866

In 2023, the amounts in column (e) reflect the aggregate grant date fair value of the long-term equity incentive awards under the 2023-2025 LRIP awarded in the form of PSUs and MSUs. Stock awards in column (e) during fiscal year 2023 are as follows:

	Mr. Brown	Mr. Winkler	Mr. Molloy	Dr. Saptharishi	Dr. Naik
2023 MSUs	$6,599,933	$1,333,157	$1,449,890	$1,333,157	$666,578
2023-2025 LRIP PSUs	8,667,744	1,751,102	1,903,992	1,751,102	875,551

TOTAL	$15,267,677	$3,084,259	$3,353,882	$3,084,259	$1,542,129

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	61

In 2022, the amounts in column (e) reflect the aggregate grant date fair value of the long-term equity incentive awards under the 2022-2024 LRIP awarded in the form of PSUs and MSUs. Stock awards in column (e) during fiscal year 2022 are as follows:

	Mr. Brown	Mr. Winkler	Mr. Molloy	Dr. Saptharishi
2022 MSUs	$5,162,373	$1,149,852	$1,216,500	$999,956
2022-2024 LRIP PSUs	5,794,371	1,290,715	1,365,568	1,122,296

TOTAL	$10,956,744	$2,440,567	$2,582,068	$2,122,252

(3)

The amounts in columns (e) and (f) reflect the aggregate grant date fair value of the stock and option awards granted in the respective fiscal year as computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in Note 9, “Share-Based Compensation and Other Incentive Plans” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. If maximum performance is achieved for performance-based stock awards, the aggregate grant date fair value in column (e) is $38,268,302 for Mr. Brown, $36,409,339 for Mr. Winkler, $37,079,006 for Mr. Molloy, $36,409,339 for Dr. Saptharishi, and $3,764,792 for Dr. Naik. If maximum performance is achieved for performance-based option awards, the aggregate grant date fair value in column (f) is $19,053,897 for Mr. Brown, $3,749,590 for Mr. Winkler, $4,083,271 for Mr. Molloy, $3,749,590 for Dr. Saptharishi, and $1,874,583 for Dr. Naik.

(4)

In 2024, the amounts in column (g) consist of awards earned by eligible NEOs at the time under the 2024 STIP. The full amount of the 2022-2024 LRIP was granted in the form of PSUs in 2022, and is therefore reflected in column (e) for 2022.

In 2023, the amounts in column (g) consist of awards earned by eligible NEOs at the time under the 2023 STIP. The full amount of the 2021-2023 LRIP was granted in the form of PSUs in 2021, and was therefore reflected in column (e) for 2021.

In 2022, the amounts in column (g) consist of awards earned by eligible NEOs at the time under the 2022 STIP and under the 2020-2022 LRIP. All of the 2020-2022 LRIP for Mr. Brown and 50% of the 2020-2022 LRIP for Mr. Molloy was granted in the form of PSUs in 2020, and were therefore reflected in column (e) for 2020. The other 50% of the 2020-2022 LRIP for Mr. Molloy was paid in cash and is reflected in column (g) for 2022. The 2020-2022 LRIP for Mr. Winkler and Dr. Saptharishi was paid 50% in stock and 50% in cash and is reflected in column (g) for 2022. Earned payments in column (g) during fiscal year 2022 are as follows:

	Mr. Brown	Mr. Winkler	Mr. Molloy	Dr. Saptharishi
2022 STIP	$3,276,785	$1,022,075	$1,166,037	$980,672
2020-2022 LRIP (paid in stock)	0	282,136	0	240,752
2020-2022 LRIP (paid in cash)	0	282,136	933,333	240,752

TOTAL	$3,276,785	$1,586,347	$2,099,370	$1,462,176

(5)

The amounts in column (h) represent the aggregate change in actuarial present value of the respective NEO’s benefits under all pension plans. If the aggregate change in value of benefits under all pension plans was negative, the value is reflected as $0. A summary of the specific values for each period are set forth below:

NEO	Period	Change in Present Value of Pension Plan	Above Market Deferred Compensation Earnings	Total
Gregory Q. Brown	Dec. 31, 2023 to Dec. 31, 2024	$21,418	$0	$21,418

	Dec. 31, 2022 to Dec. 31, 2023	$1,247	$0	$1,247

	Dec. 31, 2021 to Dec. 31, 2022	($51,334)	$0	($51,334)
Jason J. Winkler	Dec. 31, 2023 to Dec. 31, 2024	$2,479	$0	$2,479

	Dec. 31, 2022 to Dec. 31, 2023	$1,617	$0	$1,617

	Dec. 31, 2021 to Dec. 31, 2022	($75,464)	$0	($75,464)
John P. Molloy	Dec. 31, 2023 to Dec. 31, 2024	$10,330	$0	$10,330

	Dec. 31, 2022 to Dec. 31, 2023	$3,591	$0	$3,591

	Dec. 31, 2021 to Dec. 31, 2022	($159,181)	$0	($159,181)
Mahesh Saptharishi	Dec. 31, 2023 to Dec. 31, 2024	$0	$0	$0

	Dec. 31, 2022 to Dec. 31, 2023	$0	$0	$0

	Dec. 31, 2021 to Dec. 31, 2022	$0	$0	$0
Rajan S. Naik	Dec. 31, 2023 to Dec. 31, 2024	$0	$0	$0

	Dec. 31, 2022 to Dec. 31, 2023	$0	$0	$0

62	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

(6)

The amounts in column (i) for 2024 consist of (A) perquisite costs for personal use of Company aircraft, the value of a filing fee paid by the Company on behalf of Mr. Brown in connection with a Hart-Scott-Rodino Act (“HSR Act”) filing that was required as a result of his participation in the Company’s equity compensation program, security system monitoring, financial planning, guest attendance at Company events, and executive annual physical exams; and (B) Company matching contributions to the Deferred Compensation Plan (on a pre-tax basis) and the 401(k) Plan. The amounts of the Company’s matching contributions to the Deferred Compensation Plan (on a pre-tax basis) for our participating NEOs was $50,000. The aggregate incremental cost to the Company for any personal use of Company aircraft is calculated by multiplying the number of hours an NEO travels in a particular plane by the direct cost per flight hour per plane. Direct costs include fuel, maintenance, labor, parts, loading and parking fees, catering and crew. Specific perquisites applicable to each NEO are identified by an “X” below, and where such perquisite exceeded the greater of $25,000 or 10% of the total amount of perquisites, the dollar amount is given.

	Perquisites						Company Defined Contribution Plans

NEO	Personal Aircraft Use	HSR Act Filing Fee	Security System Monitoring	Financial Planning	Guest Attendance at Company Events	Executive Annual Physical Exam	Deferred Compensation Plan Match	401K Plan Match

Gregory Q. Brown	$255,452	X	X	X		X	$50,000	$13,800

Jason J. Winkler				X	X	X	$50,000	$13,800

John P. Molloy				X	X	X	$50,000	$12,883

Mahesh Saptharishi								$13,800

Rajan S. Naik				X		X		$13,800

(7)

Even though LRIP awards are generally made only once per year, for NEOs other than the CEO, there are two LRIP awards reflected for 2022, due to the transition from a cash-based LRIP (which is reported in the “Non-Equity Incentive Plan Compensation” column in the year earned) to a PSU-based LRIP (which is reported in the “Stock Awards” column in the year granted). More specifically, in 2022, the values of both (i) the payout of the 2020-2022 LRIP (to the extent these awards were paid in cash or stock) and (ii) the grant of the 2022-2024 LRIP PSUs (to the extent these awards were granted in PSUs) are included in the Summary Compensation Table. For 2023 and 2024, only the value of granted LRIP PSUs is reported.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	63

GRANTS OF PLAN-BASED AWARDS IN 2024

					Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh)(5) (k)	Grant Date Fair Value of Stock and Option Awards ($) (l)
Name (a)	Grant Type	Grant Date (b)		Approval Date(1)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#)(2)(3)(4) (g)		Maximum (#) (h)
Gregory Q. Brown	STIP	1/1/2024	(6)		0	3,037,500	5,953,500	–	–		–	–	–	–	–
	MSUs	3/14/2024			–	–	–	11,521	19,202	(7)	38,404	–	–	–	7,621,337
	POs	3/14/2024			–	–	–	16,157	53,859	(8)	134,647	–	–	342.69	7,621,587
	PSUs	3/14/2024			–	–	–	6,672	22,240	(9)	55,600	–	–	–	9,210,251
Jason J. Winkler	STIP	1/1/2024	(6)		0	1,062,452	2,082,406	–	–		–	–	–	–	–
	MSUs	3/14/2024			–	–	–	2,267	3,779	(7)	7,558	–	–	–	1,499,898
	POs	3/14/2024			–	–	–	3,179	10,599	(8)	26,497	–	–	342.69	1,499,864
	PSUs	3/14/2024			–	–	–	1,313	4,377	(9)	10,942	–	–	–	1,812,647
	PSUs	11/11/2024		10/8/2024	–	–	–	7,243	24,146	(10)	48,292	–	–	–	14,439,067
John P. Molloy	STIP	1/1/2024	(6)		0	1,192,308	2,336,923	–	–		–	–	–	–	–
	MSUs	3/14/2024			–	–	–	2,469	4,115	(7)	8,230	–	–	–	1,633,257
	POs	3/14/2024			–	–	–	3,462	11,542	(8)	28,855	–	–	342.69	1,633,308
	PSUs	3/14/2024			–	–	–	1,429	4,766	(9)	11,915	–	–	–	1,973,744
	PSUs	11/11/2024		10/8/2024	–	–	–	7,243	24,146	(10)	48,292	–	–	–	14,439,067
Mahesh Saptharishi	STIP	1/1/2024	(6)		0	1,062,452	2,082,406	–	–		–	–	–	–	–
	MSUs	3/14/2024			–	–	–	2,267	3,779	(7)	7,558	–	–	–	1,499,898
	POs	3/14/2024			–	–	–	3,179	10,599	(8)	26,497	–	–	342.69	1,499,864
	PSUs	3/14/2024			–	–	–	1,313	4,377	(9)	10,942	–	–	–	1,812,647
	PSUs	11/11/2024		10/8/2024	–	–	–	7,243	24,146	(10)	48,292	–	–	–	14,439,067
Rajan S. Naik	STIP	1/1/2024	(6)		0	595,833	1,167,832	–	–		–	–	–	–	–
	MSUs	3/14/2024			–	–	–	1,133	1,889	(7)	3,778	–	–	–	749,750
	POs	3/14/2024			–	–	–	1,589	5,299	(8)	13,247	–	–	342.69	749,861
	PSUs	3/14/2024			–	–	–	656	2,188	(9)	5,470	–	–	–	906,116

(1)	This column indicates the date the award was approved, if different from the grant date.
(2)

In the aggregate, the MSUs (at target) described in this table represent approximately 0.02% of the total shares of Common Stock outstanding on February 7, 2025. MSUs are not eligible for dividend equivalent rights. Each of these MSU target awards was granted under the Omnibus Plan. The fair value for MSUs is determined using a Monte Carlo simulation model.

(3)

In the aggregate, the POs (at target) described in this table are exercisable for approximately 0.06% of the total shares of Common Stock outstanding on February 7, 2025. All option awards were granted under our Omnibus Plan. All POs entitle the holder to acquire shares of Common Stock at the exercise price determined on the grant date. The POs carry the right to elect to have shares withheld upon exercise and/or to deliver previously-acquired shares of Common Stock to satisfy tax-withholding requirements. POs may be transferred to family members or certain entities in which family members have an interest.

(4)

In the aggregate, the PSUs (at target) described in this table represent approximately 0.07% of the total shares of Common Stock outstanding on February 7, 2025. PSUs are not eligible for dividend equivalent rights. Each of these PSU target awards was granted under the Omnibus Plan. The fair value for PSUs is determined using a Monte Carlo simulation model.

(5)	The exercise price of option awards is based on the fair market value of our Common Stock at the time of grant, which is the closing price for a share of our Common Stock on the date of grant.
(6)

These grants were made pursuant to the STIP for the 2024 plan year and are payable in cash. The STIP is the Company’s annual pay-for-performance bonus plan that is based on a formula that combines Company and individual performance. For a detailed discussion of the STIP, including the targets and plan mechanics, see the section of this Proxy Statement titled “Compensation Discussion and Analysis” beginning on page 36. Threshold payouts assume the minimum individual and business performance factors of 0.0. Target payouts assume individual and business performance factors of 1.0. Maximum payouts assume the maximum individual and business performance factors of 1.4. Awards under the STIP for NEOs are determined using their eligible earnings and individual incentive target percentages for the plan year.

(7)

MSUs are granted at target on the grant date. Actual shares are earned and vest on the first, second and third anniversary of the grant date based on stock price appreciation or depreciation. For every 1% increase or decrease in stock price, MSUs earned on the performance measurement date will increase or decrease by 1%. Maximum opportunity is 200% of the target award for 100% stock price appreciation. Minimum opportunity is 60% of the target award at 40% stock price depreciation.

(8)

POs are granted at target on the grant date. Actual options are earned and vest on the third anniversary of the grant date based on the payout factor that corresponds with the Company’s relative TSR percentile rank amongst the S&P 500. Maximum opportunity is 250% of the target award if percentile rank is at least the 90th percentile. Minimum opportunity is 30% of the target award if percentile rank is at least the 30th percentile.

(9)

These PSU grants are for the 2024-2026 LRIP. Awards under the 2024-2026 LRIP cycle are denominated in PSUs and are granted at target on the grant date. For a discussion of the LRIP, including the targets and plan mechanics, see the section of this Proxy Statement titled “Compensation Discussion and Analysis” beginning on page 36. Actual shares are earned and vest on the third anniversary of the grant date based on the payout factor that corresponds with the Company’s relative TSR percentile rank amongst the S&P 500. Maximum opportunity is 250% of the target award if percentile rank is at least the 90th percentile. Minimum opportunity is 30% of the target award if percentile rank is at least the 30th percentile.

(10)

These PSU grants are for retention purposes, and were granted at target on the grant date. For a discussion of the retention PSUs, including the target dollar value for these grants and award mechanics, see the section of this Proxy Statement titled “Compensation Discussion and Analysis – 2024 Retention Awards” on page 51. Actual shares are earned and vest on the third anniversary of the grant date based on the payout factor that corresponds with the Company’s relative TSR percentile rank amongst the S&P 500. Maximum opportunity is 200% of the target award if percentile rank is at least the 90th percentile. Minimum opportunity is 30% of the target award if percentile rank is at least the 30th percentile.

64	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END

	Option Awards								Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (Vested) (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (Unvested) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (#) (d)		Option Exercise Price ($) (e)	Option Expiration Date (f)	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1) (j)

Gregory Q. Brown	3/10/2016	307,765	(2)	0			71.22	3/10/2026	3/10/2022			14,096	(4)	6,515,594

	3/9/2017	378,435	(3)	0			81.37	3/9/2027	3/10/2022			58,057	(6)	26,835,687

	3/8/2018	182,210	(5)	0			108.47	3/8/2028	3/9/2023			29,400	(14)	13,589,562

	3/22/2019	140,460	(7)	0			138.64	3/22/2029	3/9/2023			62,220	(15)	28,759,951

	3/13/2020	105,691	(8)	0			154.95	3/13/2030	3/14/2024			38,404	(17)	17,751,481

	3/8/2021	162,748	(9)	0			179.21	3/8/2031	3/14/2024			55,600	(18)	25,699,988

	3/10/2022	0			152,320	(10)	222.30	3/10/2032

	3/9/2023	0			134,637	(13)	265.18	3/9/2033

	3/14/2024	0			134,647	(16)	342.69	3/14/2034

TOTAL		1,277,309		0	421,604					0	0	257,777		119,152,263

Jason J. Winkler	3/13/2020	4,727	(11)	0			154.95	3/13/2030	3/10/2022			3,140	(4)	1,451,402

	7/1/2020	7,552	(11)	0			135.97	7/1/2030	3/10/2022			12,932	(6)	5,977,558

	3/8/2021	35,308	(9)	0			179.21	3/8/2031	3/9/2023			5,938	(14)	2,744,722

	3/10/2022	0			33,930	(10)	222.30	3/10/2032	3/9/2023			12,570	(15)	5,810,231

	3/9/2023	0			27,197	(13)	265.18	3/9/2033	3/14/2024			7,558	(17)	3,493,534

	3/14/2024	0			26,497	(16)	342.69	3/14/2034	3/14/2024			10,942	(18)	5,057,721

									11/11/2024			48,292	(19)	22,322,011

TOTAL		47,587		0	87,624					0	0	101,372		46,857,179

John P. Molloy	3/8/2021	37,514	(9)	0			179.21	3/8/2031	3/10/2022			3,322	(4)	1,535,528

	6/1/2021	5,085	(11)	0			205.14	6/1/2031	3/10/2022			13,682	(6)	6,324,231

	3/10/2022	0			35,897	(10)	222.30	3/10/2032	3/9/2023			6,458	(14)	2,985,081

	3/9/2023	0			29,577	(13)	265.18	3/9/2033	3/9/2023			13,667	(15)	6,317,297

	3/14/2024	0			28,855	(16)	342.69	3/14/2034	3/14/2024			8,230	(17)	3,804,153

									3/14/2024			11,915	(18)	5,507,470

									11/11/2024			48,292	(19)	22,322,011

TOTAL		42,599		0	94,329					0	0	105,566		48,795,771

Mahesh Saptharishi	2/1/2019	37,009	(12)	0			118.37	2/1/2029	3/10/2022			2,730	(4)	1,261,888

	3/1/2019	6,388	(11)	0			143.61	3/1/2029	3/10/2022			11,245	(6)	5,197,776

	3/13/2020	4,431	(11)	0			154.95	3/13/2030	3/9/2023			5,938	(14)	2,744,722

	3/8/2021	2,395	(11)	0			179.21	3/8/2031	3/9/2023			12,570	(15)	5,810,231

	5/3/2021	4,586	(11)	0			188.76	5/3/2031	3/14/2024			7,558	(17)	3,493,534

	6/1/2021	6,356	(11)	0			205.14	6/1/2031	3/14/2024			10,942	(18)	5,057,721

	3/10/2022	0			29,505	(10)	222.30	3/10/2032	11/11/2024			48,292	(19)	22,322,011

	3/9/2023	0			27,197	(13)	265.18	3/9/2033

	3/14/2024	0			26,497	(16)	342.69	3/14/2034

TOTAL		61,165		0	83,199					0	0	99,275		45,887,883

Rajan S. Naik	1/2/2018	3,568	(11)	0			90.55	1/2/2028	3/10/2022			1,524	(4)	704,439

	3/8/2018	8,033	(11)	0			108.47	3/8/2028	3/10/2022			6,277	(6)	2,901,418

	3/22/2019	15,167	(7)	0			138.64	3/22/2029	3/9/2023			2,968	(14)	1,371,899

	3/13/2020	11,243	(8)	0			154.95	3/13/2030	3/9/2023			6,285	(15)	2,905,116

	3/8/2021	17,344	(9)	0			179.21	3/8/2031	3/14/2024			3,778	(17)	1,746,305

	3/10/2022	0			16,472	(10)	222.30	3/10/2032	3/14/2024			5,470	(18)	2,528,398

	3/9/2023	0			13,597	(13)	265.18	3/9/2033

	3/14/2024	0			13,247	(16)	342.69	3/14/2034

TOTAL		55,355		0	43,316					0	0	26,302		12,157,575

(1)	Market values in column (j) are based on the closing price of our Common Stock on December 31, 2024 of $462.23 per share.
(2)

These POs vested in one installment on the third anniversary of the March 10, 2016 grant date based on a payout factor that corresponded with our relative TSR percentile rank among the S&P 500. Maximum opportunity was 250% of target award if percentile rank was at least the 90th percentile. Minimum opportunity was 30% of target award if percentile rank was at least the 30th percentile. On March 10, 2019, these POs vested at 250% of target.

(3)

These POs vested in one installment on the third anniversary of the March 9, 2017 grant date based on a payout factor that corresponded with our relative TSR percentile rank among the S&P 500. Maximum opportunity was 250% of target award if percentile rank was at least the 90th percentile. Minimum opportunity was 30% of target award if percentile rank was at least the 30th percentile. On March 9, 2020, these POs vested at 250% of target.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	65

(4)

These MSUs vest in one-third increments on each of the first, second and third anniversary of the March 10, 2022 grant date based on stock price appreciation or depreciation, with a maximum opportunity of 200% of target. On March 10, 2023, the first anniversary of the grant date, our stock had appreciated by 21%; therefore, one-third of the award was earned at 121% of target. On March 10, 2024, the second anniversary of the grant date, our stock had appreciated by 49%; therefore, one-third of the award was earned at 149% of target. Table reflects maximum with respect to the unvested one-third of the award.

(5)

These POs vested in one installment on the third anniversary of the March 8, 2018 grant date based on a payout factor that corresponded with our relative TSR percentile rank among the S&P 500. Maximum opportunity was 250% of target award if percentile rank was at least the 90th percentile. Minimum opportunity was 30% of target award if percentile rank was at least the 30th percentile. On March 8, 2021, these POs vested at 200% of target.

(6)

These PSUs vest in one installment based on the Company’s total shareholder return performance from January 1, 2022 until December 31, 2024 relative to the companies listed in the S&P 500 at the beginning of the period, in an amount calculated based on a payout factor, with a maximum opportunity of 250%. The PSUs earned during the period, if any, will settle on March 10, 2025. Any PSUs earned will convert into shares of common stock on a 1-for-1 basis on the settlement date. Table reflects maximum.

(7)

These POs vested in one installment on the third anniversary of the March 22, 2019 grant date based on a payout factor that corresponds with our relative total shareholder return percentile rank among the S&P 500. Maximum opportunity was 250% of target award if percentile rank was at least the 90th percentile. Minimum opportunity was 30% of target award if percentile rank was at least the 30th percentile. On March 22, 2022, these POs vested at 175% of target.

(8)

These POs vested in one installment on the third anniversary of the March 13, 2020 grant date based on a payout factor that corresponds with our relative TSR percentile rank among the S&P 500. Maximum opportunity was 250% of target award if percentile rank was at least the 90th percentile. Minimum opportunity was 30% of target award if percentile rank was at least the 30th percentile. On March 13, 2023, these POs vested at 175% of target.

(9)

These POs vested in one installment on the third anniversary of the March 8, 2021 grant date based on a payout factor that corresponds with our relative TSR percentile rank among the S&P 500. Maximum opportunity was 250% of target award if percentile rank was at least the 90th percentile. Minimum opportunity was 30% of target award if percentile rank was at least the 30th percentile. On March 8, 2024, these POs vested at 200% of target.

(10)

These POs vest in one installment on the third anniversary of the March 10, 2022 grant date based on a payout factor that corresponds with our relative TSR percentile rank among the S&P 500. Maximum opportunity is 250% of target award if percentile rank is at least the 90th percentile. Minimum opportunity is 30% of target award if percentile rank is at least the 30th percentile. Table reflects maximum.

(11)	The grant vested in three equal annual installments commencing on the first anniversary of the grant date.
(12)	The grant vested in four equal annual installments commencing on the first anniversary of the grant date.
(13)

These POs vest in one installment on the third anniversary of the March 9, 2023 grant date based on a payout factor that corresponds with our relative TSR percentile rank among the S&P 500. Maximum opportunity is 250% of target award if percentile rank is at least the 90th percentile. Minimum opportunity is 30% of target award if percentile rank is at least the 30th percentile. Table reflects maximum.

(14)

These MSUs vest in one-third increments on each of the first, second and third anniversary of the March 9, 2023 grant date based on stock price appreciation or depreciation, with a maximum opportunity of 200% of target. On March 9, 2024, the first anniversary of the grant date, our stock had appreciated by 24%; therefore, one-third of the award was earned at 124% of target. Table reflects maximum with respect to the unvested two-thirds of the award.

(15)

These PSUs vest in one installment based on the Company’s total shareholder return performance from January 1, 2023 until December 31, 2025 relative to the companies listed in the S&P 500 at the beginning of the period, in an amount calculated based on a payout factor, with a maximum opportunity of 250%. The PSUs earned during the period, if any, will settle on March 9, 2026. Any PSUs earned will convert into shares of common stock on a 1-for-1 basis on the settlement date. Table reflects maximum.

(16)

These POs vest in one installment on the third anniversary of the March 14, 2024 grant date based on a payout factor that corresponds with our relative TSR percentile rank among the S&P 500. Maximum opportunity is 250% of target award if percentile rank is at least the 90th percentile. Minimum opportunity is 30% of target award if percentile rank is at least the 30th percentile. Table reflects maximum.

(17)

These MSUs vest in one-third increments on each of the first, second and third anniversary of the March 14, 2024 grant date based on stock price appreciation or depreciation, with a maximum opportunity of 200% of target. Table reflects maximum.

(18)

These PSUs vest in one installment based on the Company’s total shareholder return performance from January 1, 2024 until December 31, 2026 relative to the companies listed in the S&P 500 at the beginning of the period, in an amount calculated based on a payout factor, with a maximum opportunity of 250%. The PSUs earned during the period, if any, will settle on March 14, 2027. Any PSUs earned will convert into shares of common stock on a 1-for-1 basis on the settlement date. Table reflects maximum.

(19)

These PSUs vest in one installment based on the Company’s total shareholder return performance from November 11, 2024 until November 10, 2027 relative to the companies listed in the S&P 500 at the beginning of the period, in an amount calculated based on a payout factor, with a maximum opportunity of 200%. The PSUs earned during the period, if any, will settle as soon as practicable after November 11, 2027. Any PSUs earned will convert into shares of common stock on a 1-for-1 basis on the settlement date. Table reflects maximum.

OPTION EXERCISES AND STOCK VESTED IN 2024

	Option Awards		Stock Awards

Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($)(1) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($)(2) (e)
Gregory Q. Brown	199,123	78,709,741	90,634	30,399,550
Jason J. Winkler	9,472	2,382,877	19,585	6,569,005
John P. Molloy	55,584	13,105,220	21,169	7,109,852
Mahesh Saptharishi	0	0	8,832	2,980,774
Rajan S. Naik	0	0	9,621	3,226,980

(1)

The “Value Realized on Exercise” is computed by determining the difference between the market price of the underlying securities at exercise and the exercise or base price of the options and multiplying such number by the number of options exercised. The market price of the underlying securities is based on the price of a share of our Common Stock as reported on the NYSE.

(2)

The “Value Realized on Vesting” is computed by multiplying the number of shares of stock or units by the market closing price as reported on the NYSE of the underlying shares on the vesting date. When an award vests on a non-trading day, the most recent previous market closing price as reported on the NYSE is used for the purpose of this calculation.

66	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

NONQUALIFIED DEFERRED COMPENSATION IN 2024

The Motorola Solutions Management Deferred Compensation Plan, as amended and restated effective as of June 1, 2013 (the “Deferred Compensation Plan”) allows eligible participants, including the NEOs, to defer portions of their base salary and cash incentive compensation otherwise payable in 2024. Motorola Solutions provides 100% matching contributions on up to 4% of eligible compensation deferred above IRS qualified plan limits ($345,000 in 2024), not to exceed $50,000 in the case of the NEOs. The Deferred Compensation Plan does not provide for the payment of above-market or preferential earnings on compensation deferred thereunder. Each of the NEOs, except Dr. Saptharishi and Dr. Naik, participated in the Deferred Compensation Plan in 2024.

Name(1) (a)	Executive Contributions in Last FY ($)(2) (b)	Registrant Contributions in Last FY ($)(3) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)

Gregory Q. Brown	5,184,203	48,825	1,677,238	0	13,331,627

Jason J. Winkler	832,761	48,825	629,703	0	4,970,000

John P. Molloy	97,556	48,825	198,006	0	2,016,518

(1)	Dr. Saptharishi and Dr. Naik did not participate in the Deferred Compensation Plan in 2024.
(2)

The amounts shown in this column reflect executive contributions that were deferred from the applicable NEOs’ base salaries (with respect to Messrs. Brown, Winkler and Molloy), and the applicable NEO’s 2023 STIP (with respect to Messrs. Brown, Winkler and Molloy) under the Deferred Compensation Plan, which amounts are also reported as part of “Salary” (for base salary) in the 2024 Summary Compensation Table and “Non-Equity Incentive Plan Compensation” (for the 2023 STIP) in the 2023 Summary Compensation Table.

(3)

The amounts shown in this column reflect company contributions under the Deferred Compensation Plan after applicable taxes have been withheld on such amounts. These amounts are also reported as part of “All Other Compensation” in the 2024 Summary Compensation Table on a pre-tax basis.

The amounts reported in the “Aggregate Earnings in Last FY” column in the table above represent all earnings on nonqualified deferred compensation in 2024.

The Deferred Compensation Plan uses the following funds as the index for calculating investment returns on a participant’s deferrals. The investment fund choices mirror the fund choices available in the Motorola Solutions 401(k) Plan. The participant’s deferrals into the Deferred Compensation Plan are deemed to be invested in one or more of these funds, as per the participant’s election. The participant does not actually own any shares of the investment funds he selects.

Fund Offering	Investment Classification	1-Year Annualized Average Rate of Return on December 31, 2024

* Short-Term Investment Fund	Money Market	5.38%

* Short-Term Bond Fund	Short-Term Bond	4.06%

* Intermediate-Term Bond Fund	Intermediate-Term Bond	1.27%

* Large Company Equity Fund	Large Cap Blend	24.99%

* Mid-Sized Company Equity Fund	Mid Cap Blend	13.94%

* Small Company Equity Fund	Small Cap Blend	11.67%

* International Equity Fund	International Large Blend	5.30%

Changes to distribution elections must be filed at least 12 months in advance of a previously elected payment start date. Any change will require that the payment start date be at least five years later than the previously elected payment start date. Hardship withdrawals are available, but no other nonscheduled withdrawals are available. Termination payments cannot be earlier than six months after separation from service, except in the event of death or, under certain circumstances, a change in control of the Company.

RETIREMENT PLANS

We offered the Motorola Solutions Pension Plan, a defined benefit pension plan, to eligible employees (including NEOs) hired before January 1, 2005. The Motorola Solutions Pension Plan was a qualified plan with two different benefit formulas. Effective January 1, 2005, newly hired employees were no longer eligible to participate in the Motorola Solutions Pension Plan. Effective March 1, 2009, all future benefit accruals and compensation increases automatically ceased for all individuals who were participants as of February 28, 2009. In connection with the December 3, 2014 termination of the Motorola Solutions Pension Plan, a new pension plan was adopted with the same terms and conditions as the Motorola Solutions Pension Plan, and the benefits for eligible employees did not change. All references herein to the Pension Plan shall be deemed to refer to the new pension plan.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	67

The Company also offers a defined contribution 401(k) plan, which permits employee deferrals and provides for an employer matching contribution.

Pension Plan

The Pension Plan contains two benefit formulas, referred to as the Traditional Plan and the Portable Plan. The Traditional Plan formula provides an annual pension annuity benefit based on the participant’s average earnings and benefit service, offset by an estimated age 65 Social Security benefit. The Traditional Plan formula is calculated either based on “final average earnings” and estimated Social Security benefit as of December 31, 2007, or “modified average earnings” as of February 28, 2009, whichever produces the higher benefit. The Portable Plan formula provides a lump-sum pension benefit based on the participant’s average earnings, and a “benefit percentage” determined by the participant’s vesting and benefit service. The Portable Plan also calculates a benefit based on “final average earnings” as of December 31, 2007 or “modified average earnings” as of February 28, 2009, whichever produces the higher benefit.

A participant’s “final average earnings” are his/her average earnings for the five years of his/her highest pay during the last ten calendar years (including years he/she did not work a complete year) of the participant’s employment with the Company. A participant’s “modified average earnings” are: (1) the sum of (a) his/her average earnings for the five (or fewer if hired after 2002) years of his/her highest pay during the ten calendar years before January 1, 2008, plus (b) his/her earnings during all years after 2007 in which he/she participated in the Pension Plan, divided by (2) the sum of (a) the number of years of the participant’s benefit service under the Pension Plan prior to January 1, 2008, up to a maximum of five years (or fewer, if less than five); plus (b) the participant’s total years of participation in the Pension Plan for all years after 2007. Eligible earnings include regular earnings, commissions, overtime, lump sum merit pay, and incentive pay with respect to the period January 1, 2000 to February 3, 2002. After February 3, 2002, incentive pay was excluded from the definition of eligible compensation.

401(k) Plan

The Motorola Solutions 401(k) Plan provides a dollar-for-dollar matching contribution each pay period on employee pre-tax and/or Roth after-tax contributions, up to the first 4% of eligible compensation. Employees are permitted to contribute up to 75% of eligible compensation on a pre-tax and/or Roth after-tax basis and up to 10% of eligible compensation as after-tax contributions, subject to IRS limits. The 401(k) Plan also offers a discretionary matching contribution, which shall be determined annually by a group comprised of certain Company officers and/or their designees.

PENSION BENEFITS IN 2024

Assumptions described in Note 8, “Retirement Benefits,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 are also used below and incorporated by reference.

Name(1) (a)	Plan Name (b)	Number of Years Credited Service (#)(2) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)

Gregory Q. Brown	Pension Plan (Portable Pension Plan)	6 Years 2 Months	169,496	0

Jason J. Winkler	Pension Plan (Portable Pension Plan)	7 Years 7 Months	103,162	0

John P. Molloy	Pension Plan (Portable Pension Plan)	14 Years 8 Months	246,689	0

(1)	Dr. Saptharishi and Dr. Naik joined the Company in 2018 and 2016, respectively and are therefore not eligible to participate in the Pension Plan.
(2)

When Motorola Solutions acquires a company, it does not credit or negotiate crediting years of service for the purpose of benefit accruals or augmentation. In certain circumstances, prior service may count toward eligibility and vesting service.

EMPLOYMENT CONTRACTS

Certain elements of compensation set forth in the 2024 Summary Compensation Table and Grants of Plan-Based Awards in 2024 Table reflect the terms of our employment agreement with Gregory Q. Brown, as further described below.

Employment Agreement with Gregory Q. Brown

During 2024, Gregory Q. Brown was employed as the Company’s Chief Executive Officer pursuant to an employment agreement originally entered into on August 27, 2008 and subsequently amended on each of December 15, 2008, May 28, 2010 and March 10, 2014 (as amended, the “employment agreement”). The employment agreement memorializes Mr. Brown’s base salary of not less than $1,200,000, an annual bonus target of not less than 150% of base salary, and a long-range incentive award target of not less than 250% of base salary. The employment agreement has an initial three-year term, with automatic one-year renewals absent a notice of non-renewal. The Compensation and Leadership Committee determines Mr. Brown’s compensation on an annual basis, which cannot be lower than the amounts described above.

68	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

In the event of Mr. Brown’s termination of employment by the Company “without cause” or by Mr. Brown for “good reason,” Mr. Brown will be entitled to, among other items and in general: (1) accrued and unpaid obligations (including base salary, vacation pay, undistributed bonuses and reimbursement of certain business expenses); (2) a lump sum severance payment equal to two times (prior to a change in control) or three times (on or within 24 months of a change in control) the sum of his base salary and target annual bonus; (3) a pro rata annual bonus based on actual performance during the year in which termination occurs; (4) two years (prior to a change in control) or three years (on or within 24 months of a change in control) of medical benefits continuation; and (5) two years’ continued vesting of all outstanding equity awards (prior to a change in control) or accelerated vesting of all outstanding equity awards (on or within 24 months of a change in control). In the event the Company terminates Mr. Brown’s employment for “cause” or Mr. Brown terminates employment without “good reason,” he is entitled only to accrued and unpaid base salary and vacation pay and reimbursement of certain business expenses. In the event of a termination of employment due to death or disability, Mr. Brown is entitled to, among other items, accrued and unpaid obligations (including base salary, vacation pay, undistributed bonuses and reimbursement of certain business expenses) and vesting of all then unvested equity awards that are outstanding at the date of termination.

“Good reason” for Mr. Brown to terminate his employment and receive the above generally includes: (1) a material reduction in salary, bonus targets, or aggregate level of employee benefits; (2) a diminution in title or material diminution in position, authority, duties or responsibilities, subject to certain exceptions; (3) a failure to continue on the Board or material negative change in reporting structure; (4) a relocation of employment beyond 50 miles of Schaumburg, Illinois; (5) the failure of the successor to what is now Motorola Solutions to assume the employment agreement; or (6) any other material breach by the Company of the employment agreement.

During his employment term, Mr. Brown is eligible to participate in the health and welfare plan, perquisites, fringe benefits and other arrangements generally available to other senior executives. Mr. Brown is required to use the Company’s aircraft, if any, or Company arranged charter aircraft, for business and personal travel pursuant to the Company’s security policy. Mr. Brown is not covered by the Company’s change in control severance plans. Mr. Brown is also not entitled to a gross up for excise taxes on excess parachute payments.

Mr. Brown’s employment agreement contains customary restrictive covenants, including perpetual confidentiality obligations and employee non-solicitation and business non-compete provisions relating to the Company that apply during the employment period and the two-year period following termination of employment.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

Change in Control Arrangements

The Company’s 2011 Senior Officer Change in Control Severance Plan, amended and restated in 2014 (the “CIC Severance Plan”), is applicable to the NEOs, other than Mr. Brown, as well as all officers who are at or above the level of Senior Vice President (“Senior Officers”).

CIC Provision	CIC Severance Plan

Eligibility	All existing or newly elected or promoted executives with the following titles: • Executive Vice President • Senior Vice President

CIC Cash Severance Multiple	Two times sum of current base salary and current target annual bonus

Medical Benefit Continuation	Two years

Excise Tax Gross-Up	None. In the event change in control benefits are subject to the excise tax under Section 4999 of the Code, either the participant will pay the excise taxes or the benefits will be cut back to an amount that eliminates imposition of the excise taxes, whichever option is more favorable to the participant on an after-tax basis.

Advance Notification to Participant of Plan Amendment	One year

In particular, under the CIC Severance Plan:

•

each participant is generally entitled to receive severance benefits if the participant terminates employment with the Company within two years subsequent to a Change in Control of the Company for “Good Reason;” or if the participant’s employment with the Company is involuntarily terminated within two years subsequent to a Change in Control of the Company for any reason other than termination for “Cause,” “Disability,” death or retirement under a mandatory retirement policy; or in the event of an anticipatory termination in connection with a Change in Control of the Company;

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	69

•

qualifying participants are entitled to receive a lump sum in cash (with limited exceptions) equal to their unpaid salary for accrued vacation days, accrued salary through the termination date as well as earned and unpaid annual incentive or sales incentive bonuses for the preceding year;

•

qualifying participants are also entitled to receive a lump sum in cash equal to two times the participant’s base salary in effect on the termination date plus two times the participant’s target annual bonus or sales incentive bonus for the year in which termination occurs;

•	qualifying participants will also receive a pro rata target annual or sales incentive bonus for the performance period (year, quarter or month) in which the termination occurs;

•	payments may be made at different times or in different formats depending on the application of Section 409A of the Code;

•

qualifying participants will also receive continued medical, dental and life insurance benefits for up to two years at the active employee premium rate, and two years of age and service credit for retiree medical eligibility; and

•

in the event a qualifying participant is subject to the excise tax under Section 4999 of the Code, either (a) the participant will pay all applicable Section 4999 excise taxes with respect to severance benefits (if such taxes apply) or (b) the severance benefits will be cut back to an amount that will not be subject to Section 4999 excise taxes, whichever option is more favorable to the participant on an after-tax basis.

If a Change in Control occurs during the term, the CIC Severance Plan continues for at least an additional two years from the Change in Control. The CIC Severance Plan may not be amended or terminated in a manner adverse to participants except upon one year’s advance written notice.

In addition to plans covering all of the Company’s Senior Officers, there are change in control protections for the general employee population under the Motorola Solutions, Inc. Involuntary Severance Plan.

Also, except as otherwise determined by the Compensation and Leadership Committee at the time of the grant of an award, under the Omnibus Plan, upon a Change in Control of the Company and a qualifying termination (known as a “double trigger”), all equity-based awards granted to employees, including our NEOs, become fully vested and exercisable; all performance goals are deemed achieved at target levels and all other terms and conditions are deemed met; all performance stock would be delivered as promptly as practicable; all performance units, restricted stock units and other units would be paid out as promptly as practicable; all annual short-term incentive awards would be paid out at target levels and all other terms and conditions deemed met; and all other stock or cash awards would be delivered and paid. The value of this potential acceleration of awards is the same as the value disclosed for the stock options and RSUs under the “Involuntary Termination-Change in Control” column of the Termination and Change in Control Table for 2024. A qualifying termination includes an NEO who is involuntarily terminated (for a reason other than “Cause”) or quits for “Good Reason” within 24 months following the Change in Control. This treatment also applies for any awards that are assumed or replaced by the successor corporation (or parent thereof) if these awards preserve the value of existing awards at the time of the Change in Control and provide for subsequent payout in accordance with the same vesting schedule applicable to the original awards. With respect to any awards that are not assumed or replaced, such awards shall immediately vest.

70	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

Executive Severance Plan

The Company has maintained an executive severance plan for all U.S.-based elected officers and Appointed Vice Presidents since October 1, 2008. On January 24, 2011, the Compensation and Leadership Committee approved and adopted the Company’s 2011 Executive Severance Plan, amended and restated in 2014 (the “Executive Severance Plan”). The Executive Severance Plan is applicable to the NEOs, other than Mr. Brown, and is the Company’s severance plan for officers of the Company at or above the level of Appointed Vice President (“Vice Presidents”), with additional eligibility for certain participants as set forth therein.

Executive Severance Provision	Executive Severance Plan

Eligibility

Existing or newly elected or promoted executives in the United States with the following titles:

•   Executive Vice President

•   Senior Vice President

•   Corporate Vice President

•   Appointed Vice President

Qualifying Event	Executive must have a qualifying termination and such termination of employment constitutes a separation from service within the meaning of Section 409A of the Code, and must execute a general release of claims in favor of the Company

Severance Amount	• Appointed Vice President – 9 months of base salary • Corporate Vice President and above – 12 months of base salary

Definition of Severance Bonus	Pro rata STIP or Annual Incentive Plan, as applicable, award based on actual business results for the year in which separation occurred and with an individual performance factor of 1.0, if applicable

Medical Benefit Continuation	• Appointed Vice President – 9 months of medical plan coverage • Corporate Vice President and above – 12 months of medical plan coverage

Career Outplacement Services	Up to 12 months outplacement services or a cash payment in lieu of such services

Financial Planning	Through the later of 12 months following separation or April 30 of calendar year following year of separation

Advance Notification to Participant of Plan Amendment	One year

In particular, under the Executive Severance Plan:

•

each participant is generally entitled to receive severance benefits if the participant’s employment is terminated by the Company other than: (a) for total and permanent disability; (b) for “Cause;” (c) due to death; (d) if the participant accepts employment with another company in connection with a sale, lease, exchange, outsourcing arrangement or other asset transfer or transfer of any portion of a facility or all or any portion of a discrete organizational unit or business segment of the Company (or is offered employment under such circumstances with certain compensation and benefits that are comparable to those provided by the Company when new employment would become effective); (e) if the termination of employment is followed by immediate or continued employment by the Company or an affiliate or subsidiary; or (f) if the participant terminates voluntarily for any reason;

•

qualifying participants who execute a prescribed release of claims in favor of the Company, are not in breach of any covenants or other agreements with the Company and comply with non-disparagement, confidentiality and other applicable covenants, are entitled to receive, in addition to accrued salary through the separation date, 12 months (or nine months in the case of Appointed Vice Presidents) of base salary continuation and a pro rata annual bonus or pro rata sales incentive, whichever is applicable, for the performance period (year, month or quarter, as applicable) in which separation occurs;

•

qualifying participants would receive (a) 12 months (nine months in the case of Appointed Vice Presidents) of continued medical plan coverage at the active employee premium rate, (b) up to 12 months of career outplacement services, or cash in-lieu thereof not to exceed the cost of such outplacement services, and (c) a minimum of 12 months of financial planning services;

•

any severance pay and benefits paid under the Executive Severance Plan are to be offset against any severance pay and benefits payable under the applicable change in control plan and/or other individual severance arrangements;

•

if a qualified participant receives a pro rata annual bonus or pro rata sales incentive under the Executive Severance Plan, the participant is not to receive an annual bonus or sales incentive under any applicable plan for the same performance period; and

•

the Compensation and Leadership Committee, or in some circumstances its delegate, may, in its sole discretion, reduce, eliminate or otherwise adjust the amount of a qualifying participant’s severance pay and benefits, including any bonus or incentive.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	71

If a Change in Control occurs, the Executive Severance Plan continues for at least an additional two years after the Change in Control. The Executive Severance Plan may not be amended or terminated in a manner adverse to participants or potential participants except upon one year’s advance written notice or qualifying participants’ written consent.

Termination and Change in Control Tables for 2024

The tables below outline the potential payments to our NEOs upon the occurrence of certain termination triggering events. Standard definitions for the various types of terminations follow the tables, although exact definitions may vary by agreement and by person.

As required, the amounts included in the following tables reflect theoretical potential payouts based on the assumption that the applicable triggering event occurred on December 31, 2024. For each NEO, the columns included reflect the triggering events that were theoretically possible on December 31, 2024.

Gregory Q. Brown

Chairman and Chief Executive Officer

Executive Benefits and Payments Upon Termination(1)	Voluntary Termination		Total and Permanent Disability or Death	Involuntary Termination
	Good Reason	Retirement		For Cause	Not For Cause	Change in Control(8)

Compensation

Severance(2)	$8,775,000	$0	$0	$0	$8,775,000	$13,162,500

Accrued but Unused Vacation Pay	38,942	38,942	38,942	38,942	38,942	38,942

Short-Term Incentive(3)	3,310,875	3,310,875	3,310,875	0	3,310,875	3,037,500

Long-Term Incentives

• Stock Options (Unvested and Accelerated or Continued Vesting)(4)	25,230,583	23,839,243	31,668,888	0	25,230,583	31,668,888

• Restricted, Performance and Market Stock Units (Unvested and Accelerated or Continued Vesting)(4)	27,474,027	23,103,642	40,712,294	0	27,474,027	40,712,294

Benefits and Perquisites(5)(6)

Health and Welfare Benefits Continuation(7)	28,416	0	0	0	28,416	42,625

Financial Planning Continuation	0	14,420	14,420	0	14,420	14,420

TOTAL	$64,857,843	$50,307,122	$75,745,419	$38,942	$64,872,263	$88,677,169

Jason J. Winkler

Executive Vice President and Chief Financial Officer

Executive Benefits and Payments Upon Termination(1)	Voluntary Termination		Total and Permanent Disability or Death	Involuntary Termination
	Resign	Retirement		For Cause	Not For Cause	Change in Control(8)

Compensation

Severance(2)	$0	$0	$0	$0	$860,000	$3,870,000

Accrued but Unused Vacation Pay	24,808	24,808	24,808	24,808	0	24,808

Short-Term Incentive(3)	0	0	1,158,072	0	1,158,072	1,062,452

Long-Term Incentives

• Stock Options (Unvested and Accelerated)(4)	0	0	6,667,041	0	3,256,330	6,667,041

• Restricted, Performance and Market Stock Units (Unvested and Accelerated)(4)	0	0	19,353,108	0	2,465,535	19,353,108

Benefits and Perquisites(5)(6)

Health and Welfare Benefits Continuation(7)	0	0	0	0	0	0

Financial Planning Continuation	0	14,000	14,000	0	14,000	14,000

Outplacement Services	0	0	0	0	18,000	0

TOTAL	$24,808	$38,808	$27,217,029	$24,808	$7,771,937	$30,991,409

72	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

John P. Molloy

Executive Vice President and Chief Operating Officer

Executive Benefits and Payments Upon Termination(1)	Voluntary Termination		Total and Permanent Disability or Death	Involuntary Termination
	Resign	Retirement		For Cause	Not For Cause	Change in Control(8)

Compensation

Severance(2)	$0	$0	$0	$0	$965,000	$4,342,500

Accrued but Unused Vacation Pay	27,837	27,837	27,837	27,837	0	27,837

Short-Term Incentive(3)	0	1,299,615	1,299,615	0	1,299,615	1,192,308

Long-Term Incentives

• Stock Options (Unvested and Accelerated)(4)	0	0	7,156,184	0	3,445,155	7,156,184

• Restricted, Performance and Market Stock Units (Unvested and Accelerated)(4)	0	0	20,053,386	0	2,662,907	20,053,386

Benefits and Perquisites(5)(6)

Health and Welfare Benefits Continuation(7)	0	0	0	0	19,284	38,568

Financial Planning Continuation	0	14,420	14,420	0	14,420	14,420

Outplacement Services	0	0	0	0	18,000	0

TOTAL	$27,837	$1,341,872	$28,551,442	$27,837	$8,424,381	$32,825,203

Mahesh Saptharishi

Executive Vice President and Chief Technology Officer

Executive Benefits and Payments Upon Termination(1)	Voluntary Termination		Total and Permanent Disability or Death	Involuntary Termination
	Resign	Retirement		For Cause	Not For Cause	Change in Control(8)

Compensation

Severance(2)	$0	$0	$0	$0	$860,000	$3,870,000

Accrued but Unused Vacation Pay	16,538	16,538	16,538	16,538	0	16,538

Short-Term Incentive(3)	0	0	1,158,072	0	1,158,072	1,062,452

Long-Term Incentives

• Stock Options (Unvested and Accelerated)(4)	0	0	6,242,365	0	2,831,654	6,242,365

• Restricted, Performance and Market Stock Units (Unvested and Accelerated)(4)	0	0	19,258,351	0	2,378,636	19,258,351

Benefits and Perquisites(5)(6)

Health and Welfare Benefits Continuation(7)	0	0	0	0	14,208	28,416

Financial Planning Continuation	0	14,000	14,000	0	14,000	14,000

Outplacement Services	0	0	0	0	18,000	0

TOTAL	$16,538	$30,538	$26,689,326	$16,538	$7,274,570	$30,492,122

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	73

Rajan S. Naik

Senior Vice President, Strategy and Ventures

Executive Benefits and Payments Upon Termination(1)	Voluntary Termination		Total and Permanent Disability or Death	Involuntary Termination
	Resign	Retirement		For Cause	Not For Cause	Change in Control(8)

Compensation

Severance(2)	$0	$0	$0	$0	$635,000	$2,476,500

Accrued but Unused Vacation Pay	12,212	12,212	12,212	12,212	0	12,212

Short-Term Incentive(3)	0	0	649,458	0	649,458	595,833

Long-Term Incentives

• Stock Options (Unvested and Accelerated)(4)	0	0	3,286,096	0	1,580,899	3,286,096

• Restricted, Performance and Market Stock Units (Unvested and Accelerated)(4)	0	0	4,084,727	0	1,222,136	4,084,727

Benefits and Perquisites(5)(6)

Health and Welfare Benefits Continuation(7)	0	0	0	0	19,284	38,568

Financial Planning Continuation	0	14,420	14,420	0	14,420	14,420

Outplacement Services	0	0	0	0	18,000	0

TOTAL	$12,212	$26,632	$8,046,913	$12,212	$4,139,197	$10,508,356

(1)

For purposes of this analysis, we assumed the NEOs’ compensation is as follows: Mr. Brown’s base salary is equal to $1,350,000 and his short-term incentive target opportunity under the STIP is equal to 225% of base salary. Mr. Winkler’s base salary is equal to $860,000 and his short-term incentive target opportunity under the STIP is equal to 125% of actual earnings. Mr. Molloy’s base salary is equal to $965,000 and his short- term incentive target opportunity under the STIP is equal to 125% of actual earnings. Dr. Saptharishi’s base salary is equal to $860,000 and his short-term incentive target opportunity under the STIP is equal to 125% of actual earnings. Dr. Naik’s base salary is equal to $635,000 and his short-term incentive target opportunity under the STIP is equal to 95% of actual earnings.

(2)

Under Involuntary Termination-Not for Cause, severance is generally calculated as 12 months of base salary pursuant to the Executive Severance Plan. For Mr. Brown, severance is calculated as two times base salary plus two times target STIP award, as further discussed in “Employment Agreement with Gregory Q. Brown” on page 68 of this Proxy Statement. Under Involuntary Termination-Change in Control, severance is calculated as two times base salary plus two times target bonus in the year of termination pursuant to the CIC Severance Plan, and pursuant to Mr. Brown’s employment agreement is calculated as three times base salary plus three times target bonus in the year of termination. Actual severance payments may vary. See “Executive Severance Plan” on page 71 of this Proxy Statement for further details.

(3)

Assumes the effective date of termination is December 31, 2024 and that the payment is calculated pursuant to the terms and conditions of the applicable arrangement or plan. If the NEO does not meet the rule of retirement under the STIP on the effective date of termination, zeroes are entered under Voluntary Termination-Retirement.

(4)

Assumes the effective date of termination is December 31, 2024 and the price per share of Common Stock on the date of termination is $462.23 per share, the closing price of the Common Stock on December 31, 2024. If the NEO does not meet the rule of retirement, if applicable, under the equity plans on the effective date of termination, zeroes are entered under Voluntary Termination-Retirement. For Involuntary Termination-Not For Cause, the vesting for unvested equity is pro rata accelerated for full months of service from the grant date, or beginning of the performance period, to the termination date. For Mr. Brown, under Voluntary Termination-Good Reason and Involuntary Termination-Not For Cause, equity continues to vest for a period of two years following termination. The value of dividend equivalent shares on Mr. Brown’s restricted shares is not included.

(5)

Payments associated with Benefits and Perquisites are limited to the items listed. No other benefits or perquisite continuation occurs under the termination scenarios listed that are not otherwise available to all regular U.S. employees.

(6)

See “Nonqualified Deferred Compensation in 2024” on page 67 of this Proxy Statement for a discussion of nonqualified deferred compensation. There would be no further enhancement or acceleration upon a termination or change in control.

(7)

Health and Welfare Benefits Continuation is calculated as 12 months (except with respect to Mr. Brown, which is calculated as 24 months per his employment agreement) as provided in the Executive Severance Plan under Involuntary Termination-Not for Cause and as 24 months (except with respect to Mr. Brown, which is calculated as 36 months per his employment agreement) under Involuntary Termination-Change in Control. Mr. Brown’s employment agreement also provides for 24 months benefits continuation under Voluntary Termination-Good Reason.

(8)

Mr. Brown’s employment agreement and our CIC Severance Plan use a “double trigger.” In other words, in order for severance benefits to be “triggered,” (1) a change in control must occur, and (2) an executive must be involuntarily terminated for a reason other than “Cause” or must leave for “Good Reason” within 24 months following the change in control. Mr. Brown’s employment agreement has unique definitions of “Cause” and “Good Reason.” The total amounts payable to the NEOs in the event of a change in control of the Company may be subject to reduction under Sections 280G and 4999 of the Internal Revenue Code.

Definitions:

“Voluntary Termination” means a termination initiated by the officer.

“Voluntary Termination-Good Reason” occurs when, other than in connection with a Change in Control, Mr. Brown’s employment is terminated for “good reason” as defined in his employment agreement, described above.

“Good Reason” means (1) an officer is assigned duties materially inconsistent with his position, duties, responsibilities and status, or his duties are materially diminished, during the 90-day period immediately preceding a Change in Control, (2) his position, authority, duties or responsibilities are materially diminished from those in effect during the 90-day period immediately preceding a Change in Control, (3) his annual base salary or total annual compensation opportunity are materially reduced from such total annual compensation as in effect during the 90-day period immediately preceding a Change in Control, (4) the Company requires regular performance of duties beyond a 50-mile radius from the

74	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

officer’s current location, (5) the Company fails to obtain a satisfactory agreement from any successor to assume and perform the relevant plan, or (6) any other material breach of the relevant plan. In the case of Mr. Brown, “Good Reason” also means (1) a failure to continue on the Board of Directors or a negative change in reporting structure, (2) Mr. Brown is not the sole Chief Executive Officer of Motorola Solutions on and after September 1, 2011, or (3) the failure of the successor to what is now Motorola Solutions to assume his employment agreement.

“Voluntary Termination–Retirement” means, for purposes of awards under the Omnibus Plan on or after March 9, 2015 and awards under the LRIP, retirement after reaching age 55 with at least 10 years of service, or age 60 with at least 5 years of service, or age 65; for purposes of the STIP, the definition of “retirement” that appears in the primary retirement plan covering the individual; and for purposes of the Pension Plan, retirement after reaching age 55 with 3 years of service.

“Total and Permanent Disability” means termination of employment following entitlement to long-term disability benefits under the Motorola Solutions Disability Income Plan, as amended and any successor plan, or a determination of a permanent and total disability under a state workers compensation statute.

“Involuntary Termination–For Cause” means termination of employment following any misconduct identified as a ground for termination in the Motorola Solutions Code of Business Conduct, or the human resources policies, or other written policies or procedures, including among other things, conviction for any criminal violation involving dishonesty, fraud or breach of trust or willful engagement in gross misconduct in the performance of the officer’s duties that materially injures the Company.

“Involuntary Termination–Not for Cause” means termination of employment for reasons other than “For Cause,” Change in Control as defined below, death, Retirement or Total and Permanent Disability as defined above.

“Involuntary Termination for Change in Control” occurs when, at any time (1) following a Change in Control and, assuming equity awards are not suitably replaced by a successor, prior to the second anniversary of a Change in Control or (2) during the 12 months prior to a Change in Control but after such time as negotiations or discussions that ultimately lead to a Change in Control have commenced, employment is terminated (a) involuntarily for any reason other than Cause, death, Disability or retirement under a mandatory retirement policy of the Company or any of its Subsidiaries or (b) by the officer after the occurrence of an event giving rise to Good Reason. For purposes of this definition, “Cause” means (1) conviction of any criminal violation involving dishonesty, fraud or breach of trust or (2) willful engagement in gross misconduct in the performance of the officer’s duties that materially injures the Company, and “Disability” means a condition such that the officer by reason of physical or mental disability becomes unable to perform his normal duties for more than 180 days in the aggregate (excluding infrequent or temporary absence due to ordinary transitory illness) during any 12 month period.

“Change in Control” (as used in the prior definition of “Involuntary Termination for a Change in Control”) shall be deemed to have occurred if (1) any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities (other than the Company or any employee benefit plan of the Company, and no Change in Control shall be deemed to have occurred as a result of the “beneficial ownership,” or changes therein, of the Company’s securities by either of the foregoing), (2) there shall be consummated (a) any consolidation or merger of the Company in which the Company is not the surviving or continuing corporation or pursuant to which shares of Common Stock would be converted into or exchanged for cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have, directly or indirectly, at least a 65% ownership interest in the outstanding Common Stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company other than any such transaction with entities in which the holder of Common Stock, directly or indirectly, have at least 65% ownership interest, (3) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company, or (4) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation (other than by the Board), contested election or substantial stock accumulation (a “Control Transaction”), the members of the Board immediately prior to first public announcement relating to such Control Transaction shall thereafter cease to constitute a majority of the Board.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	75

CEO PAY RATIO

Our CEO Pay Ratio for 2024, calculated in accordance with the requirements set forth in Item 402(u) of Regulation S-K, is approximately 318:1.

•

To calculate our CEO Pay Ratio for 2024, we used the same median employee who we identified in 2023, as permitted under SEC rules. Since the date used to select the median employee, there have been no changes to our employee population or compensation arrangements that we believe would significantly impact the pay ratio disclosure.

•

Mr. Brown’s total annual compensation, as disclosed in the 2024 Summary Compensation Table (“SCT”), was $30,853,387, which is an approximately 9% increase from 2023 primarily due to the Board’s decision to increase Mr. Brown’s 2024 LTI opportunity by 15% from $19.8 million in 2023 to $22.865 million in 2024.

•	The median of the annual total compensation of all our employees (other than Mr. Brown) was $96,957 in 2024.

We selected October 1, 2023 as the date to identify and select our median employee. As of that date, we had 20,772 global employees, excluding the CEO, in 57 countries. Of our 20,772 employees, 9,757 were located in the U.S. and 11,015 were located outside of the U.S. as of such date. Our median employee was identified using the Company’s global full-time, part-time, temporary and seasonal employees employed on October 1, 2023. As part of our methodology, and as permitted under the pay ratio rule, we excluded all employees in the following 13 countries (1,036 total employees in non-U.S. jurisdictions excluded, which is just below 5.0% of our total workforce as of October 1, 2023 when we identified our median employee):

Countries Excluded	Number Employees

Algeria	10

Brazil	315

Chile	285

Ecuador	14

Egypt	13

Greece	4

Libya	4

Mexico	210

Pakistan	3

Peru	22

Philippines	5

Romania	18

Vietnam	133

Total Employees Excluded:	1,036

We used annual base salary (converted to USD) and wages plus overtime as our consistently applied compensation measure to identify the median employee. In doing so, we annualized the compensation for our permanent full-time and part-time employees who were newly hired during 2023.

After identifying the median employee in 2023, as described above, we calculated the same median employee’s 2024 total annual compensation in the same manner as for the NEOs in the 2024 SCT and the CEO’s total annual compensation is the same as in the 2024 SCT.

76	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

PAY VS. PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and the Company’s financial performance.
The following required table discloses information on “compensation actually paid” (referred to as “CAP” throughout this section), as defined by Item 402(v) of Regulation S-K, to our principal executive officer (“PEO”) and (on average) to our other NEOs (“Non-PEO NEOs”) during the specified years with TSR and net income financial measures, as well as a Company-selected measure of one-year relative TSR. The Company selected this measure as the most important in linking CAP to our NEOs for 2024 to Company performance, as relative TSR was the financial measure used for the majority of our 2022-2024 performance awards (totaling two-thirds of target long-term incentive awards granted to our executives for that performance cycle), as described in more detail on page 46.

					Value of Initial Fixed $100 Investment Based On:

Year (a)	Summary Compensation Table Total for PEO ($) (b) (1)	Compensation Actually Paid to PEO ($) (c) (1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (d) (3)	Average Compensation Actually Paid to Non-PEO NEOs ($) (e) (3)(4)	Total Shareholder Return ($) (f) (5)	Peer Group Total Shareholder Return ($) (g) (5)(6)	Net Income ($ millions) (h) (7)	One-Year Relative Total Shareholder Return Percentile Rank (%) (i) (8)

2024	$30,853,387	$145,495,803	$17,519,302	$37,512,833	$306.85	$202.92	$1,557	89.6%

2023	$28,178,498	$57,776,736	$6,206,675	$11,216,832	$205.78	$146.98	$1,709	69.9%

2022	$21,016,481	$19,817,153	$5,745,113	$6,254,463	$167.25	$122.01	$1,363	65.4%

2021	$19,980,639	$86,440,713	$4,923,478	$13,731,315	$173.87	$152.27	$1,245	89.8%

2020	$23,100,854	$24,335,560	$4,089,772	$4,567,727	$107.39	$100.63	$949	48.9%

(1)	Gregory Q. Brown served as our PEO for the full year for each of 2024, 2023, 2022, 2021, and 2020. The amounts in columns (b) and (c) include Mr. Brown’s compensation for 2020-2024.
(2)
The dollar amounts shown in column (c) reflect “compensation actually paid” to Mr. Brown, calculated in accordance with SEC rules. As required, the dollar amounts include (among other items) unpaid amounts of equity compensation that may be realizable in future periods, and as such, the dollar amounts shown do not fully represent the actual final amount of compensation earned or actually paid to Mr. Brown during the applicable years. The amounts deducted and added to the PEO’s 2024 Summary Compensation Table total in order to determine the PEO’s 2024 CAP are as follows:

PEO – Reconciliation of SCT Total to CAP Total (column (c))	2024

SCT Total	30,853,387

Less SCT Change in Present Value of Pension Plan (a)	(21,418)

Less SCT Stock Awards (b)	(16,831,588)

Less SCT Option Awards (b)	(7,621,587)

Plus Pension Programs Service Cost (c)	0

Plus Pension Programs Prior Service Cost (c)	0

Plus Value of New Stock and Option Awards Granted in Current Year and Unvested as of Year End (d)	51,674,314

Plus Change in Value of Stock and Option Awards Granted in Prior Years and Unvested as of Year End (d)	80,982,642

Plus New Stock and Option Award Grants Value as of Vesting Date (d)	0

Plus Change in Value of Stock and Option Awards Granted in Prior Years as of Vesting Date (d)	6,460,053

Less Prior Year Value of Stock and Option Awards Forfeited or Cancelled (d)	0

Compensation Actually Paid	145,495,803

(a)	Represents the aggregate change in actuarial present value of the PEO’s benefits under all pension plans for each year, as previously reported in the applicable SCT.
(b)	Represents the aggregate grant date fair value of equity-based awards granted each year as computed in accordance with ASC Topic 718, as previously reported in the applicable SCT.
(c)
There was no service cost or prior service cost for our defined benefit pension plans because our executives who participate in those plans ceased accruing service credit under those plans when they were frozen in early 2009.

(d)	Reflects the fair value or change in fair value of equity-based awards, calculated in accordance with Regulation S-K Item 402(v)(2)(iii)(C).

(3)
For 2020, our Non-PEO NEOs included Messrs. Winkler and Molloy, and former executives Mark Hacker, Kelly Mark and Gino Bonanotte. For 2021, our Non-PEO NEOs included Messrs. Winkler and Molloy and Dr. Saptharishi, and former executives Mark Hacker and Kelly Mark. For 2022, our Non-PEO NEOs included Messrs. Winkler and Molloy and Dr. Saptharishi and former executive Mark Hacker. For 2023 and 2024, our Non-PEO NEOs included Messrs. Winkler and Molloy, and Drs. Saptharishi and Naik.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	77

(4)
The
dollar
amounts shown in column (e) reflect average CAP to our Non-PEO NEOs, calculated in accordance with SEC rules. As required, the dollar amounts include (among other items) unpaid amounts of equity compensation that may be realizable in future periods, and as such, the dollar amounts shown do not fully represent the actual final amount of compensation earned or actually paid to our Non-PEO NEOs during the applicable years. The amounts deducted and added to the Non-PEO NEOs’ 2024 SCT total in order to determine the Non-PEO NEOs’ 2024 CAP are as follows:

Non-PEO NEOs (Average) – Reconciliation of SCT Total to CAP Total (column (e))	2024 Average

SCT Total	17,519,302

Less SCT Change in Present Value of Pension Plan (a)	(3,202)

Less SCT Stock Awards (b)	(13,801,290)

Less SCT Option Awards (b)	(1,345,724)

Plus Pension Programs Service Cost (c)	0

Plus Pension Programs Prior Service Cost (c)	0

Plus Value of New Stock and Option Awards Granted in Current Year and Unvested as of Year End (d)	19,061,287

Plus Change in Value of Stock and Option Awards Granted in Prior Years and Unvested as of Year End (d)	15,059,008

Plus New Stock and Option Award Grants Value as of Vesting Date (d)	0

Plus Change in Value of Stock and Option Awards Granted in Prior Years as of Vesting Date (d)	1,023,452

Less Prior Year Value of Stock and Option Awards Forfeited or Cancelled (d)	0

Compensation Actually Paid	37,512,833

(a)	Represents the aggregate change in actuarial present value of the Non-PEO NEOs’ benefits under all pension plans for each year, as previously reported in the applicable SCT.
(b)	Represents the aggregate grant date fair value of equity-based awards granted each year as computed in accordance with ASC Topic 718, as previously reported in the applicable SCT.
(c)
There was no service cost or prior service cost for our defined benefit pension plans because our executives who participate in those plans ceased accruing service credit under those plans when they were frozen in early 2009.

(d)	Reflects the fair value or change in fair value of equity-based awards, calculated in accordance with Regulation S-K Item 402(v)(2)(iii)(C).

(5)
Pursuant to SEC rules, the TSR figures assume an initial investment of $100 on December 31, 2019. For 2024, reflects the cumulative total shareholder return from December 31, 2019-December 31, 2024. For 2023, reflects the cumulative total shareholder return from December 31, 2019-December 31, 2023. For 2022, reflects the cumulative total shareholder return from December 31, 2019-December 31, 2022. For 2021, reflects the cumulative total shareholder return from December 31, 2019-December 31, 2021. For 2020, reflects the cumulative total shareholder return from December 31, 2019-December 31, 2020.

(6)
Reflects the market cap weighted total shareholder return of the S&P Communications Equipment Index. As permitted by SEC rules, the peer group referenced for purpose of the TSR comparison is the group of companies included in the S&P Communications Equipment Index, which is the industry peer group used for purposes of Item 201(e) of Regulation S-K. For a description of the separate peer group used by the Compensation and Leadership Committee, for purposes of determining compensation paid to our executive officers, refer to the section of this Proxy Statement on page 54 titled “Comparative Market Data – 2024 Peer Group.”

(7)	Reflects after-tax net income attributable to shareholders prepared in accordance with GAAP for each of the years shown. We do not use net income in our compensation programs.
(8)
Reflects the Company’s percentile rank based on one-year TSR relative to the S&P 500, which, for 2024, represents, in the Company’s assessment, the most important financial performance measure used to link NEO compensation actually paid to company performance for the most recently completed fiscal year. We have included one-year relative TSR in the table in accordance with applicable SEC guidance. However, percentile rank based on three-year TSR relative to the S&P 500 is the measure actually used in the Company’s compensation programs. The Company’s three-year percentile rank was 92 nd
for 2024, 89
th
for 2023, 78
th
for 2022, 79
th
for 2021 and 88
th
for 2020. This three-year measure represented 56% of 2024 target total compensation for Mr. Brown and an average of 46% of 2024 target total compensation for other NEOs. For additional detail regarding the calculation of this three-year measure, refer to the section of this Proxy Statement on page 53 titled “2024 Annual Compensation Elements – Long-Term Incentives – LTI Components.”

Relationship Between Pay and Performance
The following narrative and graphical comparisons provide descriptions of the relationship between certain figures included in the Pay vs. Performance table for each of 2024, 2023, 2022, 2021, and 2020, including: (a) a comparison of each financial performance measure (TSR, net income and the Company-selected measure) and the compensation actually paid to the PEO and to the other Non-PEO NEOs; and (b) the relationship between the Company’s TSR and the peer group TSR.
Compensation Actually Paid versus Company Performance
. The relationship between compensation actually paid and the Company’s financial performance over the five-year period shown in the table above is described in the following bullet points.
PEO

•
From 2023 to 2024, compensation actually paid to the CEO increased by $87.7 million or 152%. Over this same period, the Company’s TSR increased by 49%, net income decreased by 8.9%, and one-year relative TSR percentile rank increased by 28% (from 69.9 th
percentile rank to 89.6
th
percentile rank).

•
From 2022 to 2023, compensation actually paid to the CEO increased by $38.0 million or 192%. Over this same period, the Company’s TSR increased by 23%, net income increased by 25.4%, and one-year relative TSR percentile rank increased by 7% (from 65.4 th
percentile rank to 69.9
th
percentile rank).

•
From 2021 to 2022, compensation actually paid to the CEO decreased by $66.6 million or 77%. Over this same period, the Company’s TSR decreased by 4%, net income increased by 9.5%, and one-year relative TSR percentile rank decreased by 27% (from 89.8 th
percentile rank to 65.4
th
percentile rank).

78	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

•
From 2020 to 2021, compensation actually paid to the CEO increased by $62.1 million or 255%. Over this same period, the Company’s TSR increased by 62%, net income increased by 31%, and one-year relative TSR percentile rank increased by 84% (from 48.9 th
percentile rank to 89.8
th
percentile rank).

Non-PEO NEOs

•
From 2023 to 2024, compensation actually paid to the Non-PEO NEOs increased by $26.3 million or 234%. Over this same period, the Company’s TSR increased by 49%, net income decreased by 8.9%, and one-year relative TSR percentile rank increased by 28% (from 69.9 th
percentile rank to 89.6
th
percentile rank).

•
From 2022 to 2023, compensation actually paid to the Non-PEO NEOs increased by $5.0 million or 79%. Over this same period, the Company’s TSR increased by 23%, net income increased by 25.4%, and one-year relative TSR percentile rank increased by 7% (from 65.4 th
percentile rank to 69.9
th
percentile rank).

•
From 2021 to 2022, compensation actually paid to the Non-PEO NEOs decreased by $7.5 million or 54%. Over this same period, the Company’s TSR decreased by 4%, net income increased by 9.5%, and one-year relative TSR percentile rank decreased by 27% (from 89.8 th
percentile rank to 65.4
th
percentile rank).

•
From 2020 to 2021, compensation actually paid to the Non-PEO NEOs increased by $9.2 million or 201%. Over this same period, the Company’s TSR increased by 62%, net income increased by 31%, and one-year relative TSR percentile rank increased by 84% (from 48.9 th
percentile rank to 89.8
th
percentile rank).

Company TSR versus S&P Communications Equipment TSR.
The relationship between the Company’s TSR and the TSR of the S&P Communications Equipment Index is shown below:

The following table lists the three financial performance measures we believe represent the most important financial performance measures we use to link executive compensation actually paid to our NEOs for 2024 to Company performance:

2024 Most Important Performance Measures

• Relative TSR Percentile Rank

• Stock Price

• Non-GAAP Operating Earnings
For more information about how we use these financial performance measures in our compensation programs, see the section of this Proxy Statement titled “Compensation Discussion and Analysis” beginning on page 36.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	79

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes the Company’s equity compensation plan information as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted-average exercise price of outstanding options and rights (b) (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by Motorola Solutions shareholders	3,837,238 (2)(3)	$163.11	10,355,346 (4)

Equity compensation plans not approved by Motorola Solutions shareholders	–	–	–

(1)	The weighted-average exercise price does not include outstanding RSUs or DSUs.
(2)	Includes shares subject to outstanding options granted under the Omnibus Plan.
(3)
Includes an aggregate of 1,615,525 RSUs or DSUs that have been granted or accrued pursuant to dividend equivalent rights under the Omnibus Plan. Each RSU or DSU is intended to be the economic equivalent of one share of Common Stock. It does not include 2,306 RSUs which provide by their terms for cash settlement.

(4)
Of these shares: (i) 4,319,392 shares remain available for future issuance under the Motorola Solutions Employee Stock Purchase Plan of 1999, as amended; and (ii) an aggregate of 6,035,954 shares remain available for future issuance under the Omnibus Plan. In addition to stock options, other equity benefits which may be granted under the Omnibus Plan are SARs, restricted stock, RSUs, DSUs, performance shares and other stock awards. In addition, at the discretion of the Compensation and Leadership Committee, shares of Common Stock may be issued under the Omnibus Plan in payment of cash-based awards under the Company’s LRIP.

80	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

AUDIT COMMITTEE MATTERS

THE FOLLOWING “REPORT OF AUDIT COMMITTEE” SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

REPORT OF AUDIT COMMITTEE

The Audit Committee operates pursuant to a written charter that is available at www.motorolasolutions.com/investors/corporate-governance.html. The responsibilities of the Audit Committee include assisting the Board in fulfilling its oversight responsibilities as they relate to the Company’s accounting policies, internal controls, financial reporting practices and legal and regulatory compliance. The Audit Committee also appoints and retains the independent registered public accounting firm. On March 13, 2025, our Board determined that each current member of the Audit Committee was independent within the meaning of relevant NYSE listing standards, SEC rules and the Motorola Solutions, Inc. Director Independence Guidelines. Our Board also determined that (1) each member of the Audit Committee is an “audit committee financial expert” as defined by SEC rules, whose expertise has been attained through relevant experience as discussed in “Our Board—Who We Are” on page 10 of this Proxy Statement, and (2) each member of the Audit Committee is “financially literate.”

The Audit Committee fulfills its responsibilities through periodic meetings with the Company’s independent registered public accounting firm, internal auditors and management. During 2024, the Audit Committee met 9 times. The Audit Committee schedules its meetings with a view toward ensuring that it devotes appropriate attention to all of its tasks. During certain of these meetings, the Audit Committee meets privately with the independent registered public accounting firm, the chief financial officer, the chief audit officer, the chief ethics officer, the chief legal counsel and, from time to time, other members of management. Outside of formal meetings, Audit Committee members had telephone calls to discuss important matters with management and the independent registered public accounting firm. The Audit Committee also engages the independent registered public accounting firm to perform a review of the interim financial statements in accordance with Statement on Auditing Standards (“SAS”) No. 100 and discusses the results of each review with the independent registered public accounting firm.

Throughout the year, the Audit Committee monitors matters related to the independence of PwC, the Company’s independent registered public accounting firm since its appointment for the fiscal year ended December 31, 2019. As part of its monitoring activities, the Audit Committee reviews the relationships between PwC and the Company. After reviewing the relationships and discussing them with management, the Audit Committee discussed PwC’s overall relationship with the Company, as well as PwC’s objectivity and independence. Based on its review, the Audit Committee is satisfied with PwC’s independence.

PwC also has provided the Audit Committee with the written disclosures and the letter, as required by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding PwC’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed and confirmed PwC’s independence from the Company and management with PwC. The Audit Committee also discussed with management, the internal auditors and PwC, the quality and adequacy of the Company’s internal controls and the internal audit function’s management, organization, responsibilities, budget and staffing. The Audit Committee reviewed with both PwC and the internal auditors their audit plans, audit scope and identification of audit risks.

The Audit Committee discussed and reviewed with PwC all matters required to be discussed by the applicable requirements of the PCAOB and the SEC. With and without management present, the Audit Committee discussed and reviewed the results of PwC’s examination of the consolidated financial statements. The Audit Committee also discussed the results of the internal audit examinations. The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2024 with management and PwC. Management has the responsibility for the preparation and integrity of the Company’s consolidated financial statements and PwC has the responsibility for the examination of those statements. Based on the above-mentioned review and discussions with management and PwC, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

The Audit Committee also reviewed management’s report on its assessment of the effectiveness of internal controls over financial reporting as of December 31, 2024 and the report of the Company’s independent registered public accounting firm on the effectiveness of internal controls over financial reporting as of December 31, 2024. Management is responsible for maintaining adequate internal controls over financial reporting and for its assessment of the effectiveness of internal controls over financial reporting. The Company’s independent registered public accounting firm has the responsibility for auditing the effectiveness of internal controls over financial reporting and expressing an opinion thereon based on its audit. Based on the above-mentioned review and discussions with management and PwC, the Audit Committee recommended to the Board that management’s report on its assessment of the effectiveness of internal controls over financial reporting as of December 31, 2024 and the report of PwC be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC. As specified in

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	81

the Audit Committee charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s consolidated financial statements are complete and accurate and in accordance with U.S. generally accepted accounting principles. That is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2024, the Audit Committee has relied on: (1) management’s representation that such consolidated financial statements have been prepared with integrity and objectivity and in conformity with U.S. generally accepted accounting principles, and (2) the reports of PwC with respect to such consolidated financial statements.

Respectfully submitted,

Judy C. Lewent, Chair

Nicole Anasenes

Dr. Ayanna M. Howard

Clayton M. Jones

Elizabeth D. Mann

82	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The Audit Committee appoints and engages the independent registered public accounting firm annually. PwC served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2024 and December 31, 2023 and is serving in such capacity for the current fiscal year.

Audit Fees and All Other Fees

The aggregate fees billed by PwC for professional services to the Company were $9.6 million in 2024 and $8.1 million in 2023. The fees in connection with the audit of the Company’s annual financial statements, the audit of internal controls over financial reporting, the review of the Company’s quarterly financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements are listed below under “Audit Fees.” The fees for assurance and related services reasonably related to the performance of the audit of the Company’s financial statements, but not included under Audit Fees, are listed below under “Audit-Related Fees.” Audit-Related Fees also include due diligence procedures performed in connection with merger and acquisition activities. The fees billed by PwC for tax services, which primarily related to multi-national tax compliance services, are listed below under “Tax Fees.”

The following table further summarizes fees billed to the Company by PwC during 2024 and 2023.

(In millions)	2024	2023

Audit Fees	$8.3	$7.3

Audit-Related Fees	$0.4	$0.1

Tax Fees	$0.9	$0.7

All Other Fees	$0.0	$0.0

Total	$9.6	$8.1

AUDIT COMMITTEE PRE-APPROVAL POLICIES

In addition to retaining PwC to audit the Company’s consolidated financial statements and internal controls over financial reporting for 2024 and 2023, PwC and other accounting firms were retained to provide auditing and advisory services in 2024. The Audit Committee has historically engaged PwC to provide divestiture and acquisition-related due diligence and audit services, audit-related assurance services, and certain tax services. The Audit Committee has further determined that the Company will obtain non-audit services from PwC only when the services offered by the firm are competitive with other service providers and do not impair the independence of PwC.

The Audit Committee Auditor Fee Policy requires the pre-approval of all professional services provided to the Company by PwC. Below is a summary of the policy and the Company’s procedures.

The Audit Committee pre-approves the annual audit plan and the annual audit fee. The Audit Committee Auditor Policy includes an approved list of services that PwC can provide, including audit-related services, tax services, and other services. The Audit Committee pre-approves the annual non-audit related services and budget. The Audit Committee allows the Company’s Chief Accounting Officer to authorize payment for any audit and non-audit service in the approved budget. The Audit Committee also provides the Company’s Chief Accounting Officer with the authority to pre-approve fees less than $100,000, limited to a cumulative cap of $200,000, between Audit Committee meetings, for allowable audit and audit-related services, and to pre-approve fees less than $20,000, limited to a cumulative cap of $50,000, between Audit Committee meetings, for allowable tax services and fees. The Audit Committee Chair has the authority to pre-approve fees on the list of approved services, outside of the Chief Accounting Officer’s allowable authorization, in advance of the Audit Committee meeting. The Chief Accounting Officer is responsible for reporting any approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee reviews, and if necessary, formally approves updated audit, audit-related, tax and other services and fees.

In 2024, management did not approve any services that were not on the list of services pre-approved by the Audit Committee.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	83

OUR SHAREHOLDERS

SECURITY OWNERSHIP INFORMATION

Management and Directors

The following table sets forth information as of the close of business on March 11, 2025 regarding the beneficial ownership of shares of Common Stock by: (i) each director and nominee for director of the Company, (ii) each NEO, and (iii) all directors, director nominees and current executive officers of the Company as a group. Beneficial ownership is determined according to the rules of the SEC and generally includes any shares over which a person possesses sole or shared power to vote or to direct the disposition of, as well as any shares that such person has the right to acquire within 60 days, including through the exercise of options or other rights. Under these rules, the same shares may be beneficially owned by more than one person if there is shared power to vote and/or shared power to direct the disposition of the shares. Except as otherwise indicated in the footnotes below, to our knowledge, the persons named possessed sole voting and investment power over such shares, and such shares are not subject to any pledge. Unless otherwise noted, the address of each beneficial owner listed below is c/o Motorola Solutions, Inc., 500 West Monroe Street, Chicago, IL 60661.

Name	Shares of Common Stock Beneficially Owned(3)(4)(5)	Percent of Common Stock Outstanding

Gregory Q. Brown(1)	1,881,029	1.12%

Jason J. Winkler	108,234	*

John P. Molloy	136,480	*

Mahesh Saptharishi	115,514	*

Rajan S. Naik	86,072	*

Nicole Anasenes	0	*

Kenneth D. Denman	434	*

Dr. Ayanna M. Howard	0	*

Clayton M. Jones(2)	0	*

Judy C. Lewent(2)	28,097	*

Elizabeth D. Mann	0	*

Gregory K. Mondre	70	*

Joseph M. Tucci	1,440	*

All directors, director nominees and current executive officers as a group (16 persons)	2,414,656	1.44%

*	Less than 1% of the Company’s outstanding Common Stock
(1)

Mr. Brown has shared voting and investment power over 172,252 shares included under “Shares of Common Stock Beneficially Owned”. He disclaims beneficial ownership over 126,852 shares held in trusts of which his wife is trustee, 43,180 shares held in a trust of which his son is trustee and 2,220 shares held by his wife.

(2)	Mr. Jones and Ms. Lewent have not been nominated for re-election at the Annual Meeting.
(3)

For our NEOs and other executive officers, represents (i) shares subject to stock options that are or become exercisable within 60 days of March 11, 2025, (ii) shares underlying restricted stock units (“RSUs”) that are scheduled to vest within 60 days of March 11, 2025, (iii) stock units that are deemed to be beneficially owned as of March 11, 2025, and (iv) shares of Common Stock held, each as follows:

Name	Stock Options	RSUs	Stock Units	Common Stock	Total

Gregory Q. Brown	1,429,629	0	37,950	413,450	1,881,029

Jason J. Winkler	81,517	0	0	26,717	108,234

John P. Molloy	78,496	0	0	57,984	136,480

Mahesh Saptharishi	90,670	0	0	24,844	115,514

Rajan S. Naik	71,827	0	0	14,245	86,072

All executive officers as a group, other than the NEOs listed above (3 individuals)	28,286	200	0	28,800	57,286

84	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

(4)

For our NEOs and other executive officers, does not include shares underlying market stock units (“MSUs”) that vest upon achievement of performance objectives within 60 days of March 11, 2025, reported at target as follows:

Name	MSUs

Gregory Q. Brown	6,401

Jason J. Winkler	1,260

John P. Molloy	1,372

Mahesh Saptharishi	1,260

Rajan S. Naik	630

All executive officers as a group, other than the NEOs listed above (3 individuals)	1,022

(5)

For our non-employee directors, does not include DSUs. The table below shows DSUs (including additional DSUs credited as a result of dividend equivalents earned with respect to the DSUs) held separately, and in total with beneficially owned stock, as of March 11, 2025 by each non-employee director as follows:

Name	Deferred Stock Units	Shares of Common Stock Beneficially Owned	Total

Nicole Anasenes	798	0	798

Kenneth D. Denman	6,502	434	6,936

Dr. Ayanna M. Howard	2,668	0	2,668

Clayton M. Jones	15,996	0	15,996

Judy C. Lewent	5,308	28,097	33,405

Elizabeth D. Mann	382	0	382

Gregory K. Mondre	22,609	70	22,679

Joseph M. Tucci	10,993	1,440	12,433

Principal Shareholders

The following table sets forth information as of March 11, 2025 with respect to any person who is known to be the beneficial owner of more than 5% of Common Stock.

Name and Address	Number of Shares of Motorola Solutions, Inc. and Nature of Beneficial Ownership	Percent of Outstanding Shares(1)
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	20,396,567(2) shares of Common Stock	12.22%

BlackRock, Inc. 50 Hudson Yards New York, NY 10001	15,418,918(3) shares of Common Stock	9.24%
Capital World Investors 333 South Hope Street, 55th Floor Los Angeles, CA 90071	10,051,184(4) shares of Common Stock	6.02%

(1)

The percentage calculations set forth above are based on 166,883,113 shares of Common Stock outstanding as of March 11, 2025 rather than the percentages set forth on various shareholders’ Schedule 13G filings.

(2)

Solely based on information in a Schedule 13G/A Amendment No. 9 filed with the SEC on February 13, 2024 by The Vanguard Group. The Schedule 13G/A indicates that as of December 29, 2023, The Vanguard Group was the beneficial owner with shared voting power as to 223,183 shares, sole dispositive power as to 19,681,382 shares, shared dispositive power as to 715,185 shares and no sole voting power over any shares.

(3)

Solely based on information in a Schedule 13G/A Amendment No. 2 filed with the SEC on February 5, 2025 by BlackRock, Inc. The Schedule 13G/A indicates that as of December 31, 2024, BlackRock, Inc., as the parent holding company, was the beneficial owner with sole voting power as to 13,989,650 shares, sole dispositive power as to 15,418,918 shares and no shared voting or dispositive power over any shares.

(4)

Solely based on information in a Schedule 13G/A Amendment No. 3 filed with the SEC on November 13, 2024 by Capital World Investors. The Schedule 13G/A indicates that as of September 30, 2024, Capital World Investors was the beneficial owner with sole voting power as to 9,990,047 shares, sole dispositive power as to 10,051,184 shares and no shared voting or dispositive power over any shares.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	85

USER’S GUIDE

All shareholders may view and print this Proxy Statement and the 2024 Annual Report at the Company’s website at www.motorolasolutions.com/annualreports. The information contained on Motorola Solutions’ website is not a part of this Proxy Statement and is not deemed incorporated by reference into this Proxy Statement or any other public filing made with the SEC.

VIRTUAL ANNUAL MEETING PHILOSOPHY

Our Annual Meeting will be a completely virtual meeting conducted via live audio webcast; there will be no physical meeting location. We have held our annual meeting of shareholders as a virtual meeting since the 2020 annual meeting of shareholders. In future years, the Company will continue to evaluate holding virtual versus in-person annual meetings of shareholders.

Our Board intends that the virtual meeting format provides shareholders a level of transparency comparable to traditional in-person meetings and takes the following steps to ensure such an experience:

•	Providing shareholders with the ability to submit appropriate questions real-time via the meeting website;

•	Answering as many questions submitted in accordance with the Rules of Conduct as possible in the time allotted for the meeting without discrimination;

•	Posting a webcast replay of the full Annual Meeting on our investor relations website for at least one year after the meeting; and

•	Offering separate engagement opportunities with shareholders as described in the “Shareholder Engagement” section on page 21 of this Proxy Statement.

INSTRUCTIONS FOR VIRTUAL ANNUAL MEETING

To participate in the virtual meeting if you are a shareholder of record, visit www.virtualshareholdermeeting.com/MSI2025 and enter the 16-digit control number included on your Notice of Internet Availability of Proxy Materials (the “Notice”) or on your proxy card (if you receive a printed copy of the proxy materials), as well as your full name and email address. If your shares are held in “street name,” you will need to contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number to gain access to the online meeting. You may begin to log into the meeting platform beginning at 9:45 a.m. Central Time on May 15, 2025. The meeting will begin promptly at 10:00 a.m. Central Time on May 15, 2025.

The virtual meeting platform is fully supported across browsers (Google Chrome, Safari, MS Edge, Mozilla Firefox) and desktop, laptop, tablet and mobile devices running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

If you wish to submit a question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/MSI2025 and follow the instructions under “Ask a Question.” Detailed guidelines for submitting questions during the meeting will also be available at www.virtualshareholdermeeting.com/MSI2025.

Our question and answer session will be conducted in accordance with certain Rules of Conduct. These Rules of Conduct will be posted on our investor relations website prior to the date of the Annual Meeting, and will include certain procedural requirements, such as limiting repetitive or follow-up questions and limiting the number of questions asked by each individual shareholder, so that more shareholders will have an opportunity to ask questions. Questions pertinent to meeting matters will be answered during the question and answer session, subject to time constraints described in the Rules of Conduct. Questions not pertinent to meeting matters, such as those regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, will not be answered during the Annual Meeting.

If you encounter any technical difficulties accessing the virtual meeting during the check-in process at the meeting time, please dial the phone numbers displayed on the virtual meeting website on the meeting date. Technical support will be available starting at 9:45 a.m. Central Time on May 15, 2025 and will remain available through the end of the meeting.

Although the ability to vote and ask questions at the Annual Meeting will be available only to shareholders at the time of the meeting, guests will be able to view the Annual Meeting live by visiting www.virtualshareholdermeeting.com/MSI2025 and entering the designated guest portal. Additionally, following completion of the Annual Meeting, a webcast replay of the full Annual Meeting will be posted on our investor relations website at www.motorolasolutions.com/investors.html and remain there for at least one year.

86	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

VOTING MATTERS

Shareholders of Record and “Street Name” Holders

If your shares are registered directly in your name with EQ Shareowner Services, the Company’s transfer agent, you are considered the shareholder of record, or a registered holder, with respect to those shares. If your shares are held in a brokerage account or by a bank or other nominee (in “street name”), you are considered the beneficial owner of those shares.

Shareholders Entitled to Vote at the Annual Meeting & Voting at the Annual Meeting as a Beneficial Owner

Only shareholders of record at the close of business on March 17, 2025 (the “record date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. At the Annual Meeting, each share of Common Stock owned as of the close of business on the record date is entitled to one vote. On the record date, there were 166,963,547 shares outstanding of Common Stock. The Common Stock is the only class of voting securities of the Company.

If you are a beneficial owner of shares held in “street name” by a bank, broker, or other nominee, your bank, broker or nominee is considered the shareholder of record of those shares. As described above, beneficial owners are also invited to virtually attend the Annual Meeting. However, since you are not a shareholder of record, you may not vote your shares virtually at the Annual Meeting unless you follow your bank’s, broker’s or other nominee’s procedures for obtaining a legal proxy.

In order to vote shares at the Annual Meeting, you can virtually attend the Annual Meeting and vote your shares online by visiting www.virtualshareholdermeeting.com/MSI2025. If your shares are held directly in your own name, you will need your control number included on your Notice or proxy card (if you receive a printed copy of the proxy materials) in order to be able to vote during the Annual Meeting. If your shares are held in “street name,” you will need to contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number to gain access to the online meeting. If you vote by proxy prior to the Annual Meeting and also virtually attend the Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote.

A list of shareholders entitled to vote at the meeting will be available for examination no later than the tenth day before the virtual Annual Meeting at our principal place of business (during usual business hours) by contacting our investor relations team as indicated under “Contact Us” at www.motorolasolutions.com/investors.html. The registrar and transfer agent is EQ Shareowner Services. The Company’s stock symbol is MSI.

Voting Without Attending the Annual Meeting

There are three convenient methods for registered shareholders to direct their vote by proxy without attending the Annual Meeting. Even if you plan to attend and participate in the Annual Meeting, we encourage you to vote your shares in advance using one of the methods described in this Proxy Statement to ensure that your vote will be represented at the Annual Meeting. Such shareholders can:

•

Vote by Internet. The website address for internet voting is provided on your Notice or proxy card. You will need to use the control number appearing on your Notice or proxy card to vote via the internet. You can use the internet to transmit your voting instructions until 11:59 P.M. Eastern Time on Wednesday, May 14, 2025. Internet voting is available 24 hours a day. If you vote via the internet, you do NOT need to vote by telephone or return a proxy card.

•

Vote by Telephone. You can also vote by telephone by calling the toll-free telephone number provided on your proxy card, if you received a printed copy of the proxy card, or by reviewing the Notice, which explains how to access your proxy card that contains such telephone number. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone until 11:59 P.M. Eastern Time on Wednesday, May 14, 2025. Telephone voting is available 24 hours a day. If you vote by telephone you do NOT need to vote over the internet or return a proxy card.

•

Vote by Mail. If you received a printed copy of the proxy card, you can vote by marking, dating, signing, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

If your shares are held in “street name,” meaning registered in the name of your broker, bank or other nominee, you should vote your shares by following the instructions from your broker, bank or other nominee.

Your Proxy at the Annual Meeting

If you are a shareholder of record and do not vote at the Annual Meeting, but have voted your shares by internet, telephone, or mail, you have authorized certain members of Motorola Solutions’ senior management designated by our Board and named in your proxy to represent you and to vote your shares as instructed. All shares that have been properly voted–whether by internet, telephone or mail–and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy but do not give voting instructions with respect to one or more items, the shares represented by that proxy will be voted as recommended by our Board with respect to those items as described below. For

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	87

information regarding how shares held in “street name” will be voted if you do not provide voting instructions to your broker, bank or other nominee, see “Holding Shares in ‘Street Name’ in the Name of a Bank, Broker or Other Nominee.”

Proposal		The Board Recommended Vote
Proposal 1 –	Election of Seven Director Nominees Named in this Proxy Statement for a One-Year Term	FOR
Proposal 2 –	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2025	FOR
Proposal 3 –	Advisory Approval of the Company’s Executive Compensation	FOR

Holding Shares in “Street Name” in the Name of a Bank, Broker or Other Nominee

If you are the beneficial owner of shares held in “street name” by a broker, bank, or other nominee, such nominee, as the record holder of the shares, is required to vote those shares in accordance with your instructions. Please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by internet or telephone. If you do not give instructions to your broker, your broker will be entitled to vote the shares with respect to “routine” items, but will not be permitted to vote the shares with respect to “non-routine” items (resulting in a “broker non-vote”). The ratification of the appointment of PricewaterhouseCoopers LLP is the only “routine” item. The election of directors and the advisory approval of the Company’s executive compensation are “non-routine” items.

Changing Your Vote

Registered shareholders can revoke their proxy and change their vote at any time before it is voted at the Annual Meeting by:

•	Submitting another timely, later-dated proxy by internet, telephone or mail in accordance with the instructions in the Notice or the proxy card;

•	Delivering timely written notice of revocation to: Secretary, Motorola Solutions, Inc., 500 West Monroe Street, Chicago, IL 60661, at any time before the close of voting at the Annual Meeting; or

•	Attending the Annual Meeting and electronically voting.

If your shares are held in “street name,” you should contact your broker, bank or other nominee to change your vote or revoke your proxy.

Votes Required to Conduct Business at the Annual Meeting and Approve Proposals

In order for business to be conducted at the virtual Annual Meeting, a quorum must be present, which, under our Bylaws, is a majority of the shares entitled to vote represented in person or by proxy. Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote for Proposal 1. Abstentions will have the same effect as a vote “Against” Proposals 2 and 3. Broker non-votes will have no effect on the outcome of Proposal 3.

Proposal		Affirmative Vote Required	Broker Discretionary Voting Allowed

Proposal 1 –	Election of Seven Director Nominees Named in this Proxy Statement for a One-Year Term	Majority of the shares cast, which means more “For” votes than “Against” votes cast at the Annual Meeting or by proxy (for non-contested election); abstentions will have no effect	No

Proposal 2 –	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2025	Majority of shares represented at the meeting and entitled to vote; abstentions will count as votes “Against”	Yes

Proposal 3 –	Advisory Approval of the Company’s Executive Compensation	Majority of shares represented at the meeting and entitled to vote; abstentions will count as votes “Against”	No

88	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

With respect to Proposals 1, 2 and 3 you may vote “FOR,” “AGAINST” or “ABSTAIN.”

With respect to Proposal 1, our Bylaws state that if a nominee for director who was in office prior to the Annual Meeting is not elected in an uncontested election, the director must tender their resignation from the Board. Thereafter, the Governance and Nominating Committee (or such other committee designated by the Board) will make a recommendation to the Board about whether to accept or reject the resignation or whether to take other action. The Board will act on the recommendation of the Governance and Nominating Committee and publicly disclose its decision and its rationale within 90 days from the date the election results are certified.

Notice of Internet Availability

The SEC has adopted rules for the electronic distribution of proxy materials. We have elected to provide our shareholders access to our proxy materials and 2024 Annual Report on the internet instead of sending a full set of printed proxy materials to all of our shareholders. This enables us to reduce costs and lessen the environmental impact of our Annual Meeting by distributing a Notice. If you receive a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request them by following the instructions for requesting such materials included in the Notice. The Notice instructs you on how to access and review all of the information contained in the 2025 Proxy Statement and 2024 Annual Report. The Notice also instructs you on how you may submit your proxy over the internet or by telephone.

The Notice, which contains instructions on how to access this Proxy Statement, the form of proxy and the Company’s 2024 Annual Report, is being mailed to shareholders on or about March 27, 2025.

Other Matters at the Annual Meeting

If any other matters are properly presented at the Annual Meeting for consideration, and if you have voted your shares by internet, telephone or mail, the persons named as proxies in your proxy will have the discretion to vote on those other matters for you. As of the date we filed this Proxy Statement, our Board did not know of any other matter to be raised at the Annual Meeting.

Voting Results

We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days of the Annual Meeting.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	89

IMPORTANT DATES FOR THE 2026 ANNUAL MEETING

Recommending a Director Candidate to the Governance and Nominating Committee

The Governance and Nominating Committee will consider a candidate for director proposed by a shareholder as described below and in the section titled “Director Nominating Process” on page 15 of this Proxy Statement. A candidate must be highly qualified and be both willing and expressly interested in serving on our Board. A shareholder wishing to propose a candidate for consideration should forward the candidate’s name and information about the candidate’s qualifications in writing to: Secretary, Motorola Solutions, Inc., 500 West Monroe Street, Chicago, IL 60661. Our Secretary will forward all recommendations received to the Chair of our Governance and Nominating Committee for discussion and consideration.

Shareholders may also directly nominate candidates to serve on our Board through our advance notice and proxy access provisions in our Bylaws, as described below. Candidates recommended by shareholders that comply with the procedures set forth in our Bylaws will receive the same consideration that candidates recommended by the Governance and Nominating Committee and management receive.

Shareholder Proposals for Inclusion in the Proxy Statement for the 2026 Annual Meeting of Shareholders

If a shareholder wishes to have a proposal formally considered at our 2026 Annual Meeting of Shareholders and have it included in our proxy materials for that meeting, the proposal must be received by the Secretary, Motorola Solutions, Inc., 500 West Monroe Street, Chicago, IL 60661 no later than November 27, 2025 (or, if the date of the 2026 Annual Meeting of Shareholders is moved by more than 30 days from the anniversary of the Annual Meeting (i.e., an anniversary date of May 15, 2026), the deadline will be a reasonable time before we begin to print and send our proxy materials, which date we will announce separately), and must comply with the requirements of Rule 14a-8 under the Exchange Act. We are not obligated to include any shareholder proposal in our proxy materials for the 2026 Annual Meeting of Shareholders if the proposal is received after that time.

Director Nominations for Inclusion in the Proxy Statement for the 2026 Annual Meeting of Shareholders

Our Bylaws allow an eligible shareholder, or a group of up to 20 eligible shareholders, owning at least three percent of our outstanding shares of Common Stock continuously for at least three years, to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two nominees or 20% of the number of directors on our Board that the common shareholders are entitled to elect, provided that the shareholder nominee, nominating shareholder and nomination process meet certain requirements outlined in Article III, Section 17 of our Bylaws, including that timely notice of such director nomination is provided. To be timely for the 2026 Annual Meeting of Shareholders, such written notice should be addressed and delivered to the Secretary, Motorola Solutions, Inc. at 500 West Monroe Street, Chicago, IL 60661. The notice of nomination must be received by our Secretary at the address above no earlier than the date that is 120 days prior to the date of the 2026 Annual Meeting of Shareholders and no later than January 26, 2026. If, however, the date of the 2026 Annual Meeting of Shareholders is advanced or delayed more than 30 days from the anniversary of the Annual Meeting (i.e., an anniversary date of May 15, 2026), other than as a result of adjournment, then we must receive such notice no earlier than the 120th day prior to the date of the 2026 Annual Meeting of Shareholders and no later than 5:00 pm Central Time on the later of the 60th day prior to the 2026 Annual Meeting of Shareholders or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting of Shareholders is first made.

As an illustrative example only of the notice deadlines described in the immediately preceding paragraph, if the 2026 Annual Meeting of Shareholders is held on May 15, 2026, then the deadlines would be as follows:

Hypothetical Meeting Date for 2026 Annual Meeting of Shareholders	Notice of Nomination Must be Received No Earlier Than:	Notice of Nomination Must be Received No Later Than:
May 15, 2026	January 15, 2026	January 26, 2026

As a second illustrative example only of the notice deadlines described above, if the 2026 Annual Meeting of Shareholders is held on June 19, 2026, then the deadlines would be as follows:

Hypothetical Meeting Date for 2026 Annual Meeting of Shareholders	Notice of Nomination Must be Received No Earlier Than:	Notice of Nomination Must be Received No Later than 5:00 pm Central Time on:
June 19, 2026	February 19, 2026	The later of April 20, 2026 or the 10th day after which public announcement of the date of the 2026 Annual Meeting of Shareholders is first made

90	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

Director Nominations or Shareholder Proposals for Presentation at the 2026 Annual Meeting of Shareholders

A shareholder wishing to submit a director nomination that is not intended for inclusion in our proxy materials for the 2026 Annual Meeting of Shareholders, or wishing to present a proposal at the 2026 Annual Meeting of Shareholders but not have it included in our proxy materials for the meeting, may do so in accordance with the advance notice procedures described in Article III, Section 13 of our Bylaws. Under the advance notice procedures in our Bylaws, such shareholder is required to give written notice addressed and delivered to the Secretary, Motorola Solutions, Inc., 500 West Monroe Street, Chicago, IL 60661. The notice of nomination or proposal must be received by our Secretary at the address above no earlier than the date that is 120 days prior to the date of the 2026 Annual Meeting of Shareholders and no later than January 26, 2026. If, however, the date of the 2026 Annual Meeting of Shareholders is advanced or delayed more than 30 days from the anniversary of the Annual Meeting (i.e., an anniversary date of May 15, 2026), other than as a result of adjournment, then we must receive such notice no earlier than the 120th day prior to the date of the 2026 Annual Meeting of Shareholders and no later than 5:00 pm Central Time on the later of the 60th day prior to the 2026 Annual Meeting of Shareholders or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting of Shareholders is first made. Refer to “Director Nominations for Inclusion in the Proxy Statement for the 2026 Annual Meeting of Shareholders” above for two illustrative examples of the notice deadlines described herein.

The notice of nomination is required to contain certain information about both the director nominee and the nominating shareholder as set forth in Article III, Section 13 of our Bylaws, and the notice of proposal is required to include the specified information concerning the shareholder and the proposal as set forth in our Bylaws. A nomination or proposal that does not comply with the requirements set forth in our Bylaws will not be considered.

Director Nominations for the 2026 Annual Meeting of Shareholders Pursuant to the SEC’s Universal Proxy Rules

Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act must provide written notice that sets forth the information required by our Bylaws and Rule 14a-19, which notice must be delivered to the Secretary of the Company within the applicable timeframes set forth in the advance notice procedures of our Bylaws described above.

Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement	91

OTHER MATTERS

Our Board knows of no other business to be transacted at the Annual Meeting, but if any other matters do come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote or act with respect to them in accordance with their best judgment.

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements generally include words such as “believes,” “expects,” “intends,” “aims,” “estimates,” “goal,” “target,” “may” and similar expressions. These forward-looking statements are not guarantees of future performance and are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those indicated or anticipated. Such forward-looking statements include, but are not limited to, any statements regarding: expectations of management for future operations and financial measures of the Company; the Company’s expectations regarding corporate responsibility assessments and expectations for holding the Annual Meeting in a virtual format. Risks, uncertainties and other factors are described in our Annual Report on Form 10-K for the year ended December 31, 2024 and elsewhere in other documents we may file or furnish with the SEC. We can give no assurance that any future results or events discussed in these statements will be achieved. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. Except to the extent required by law, we do not undertake, and we expressly disclaim, any duty or obligation to update publicly any forward-looking statement after the date of this Proxy Statement.

Forward-looking and other statements in this Proxy Statement may also address our corporate responsibility progress, plans, and goals, and the inclusion of such statements is not an indication that these contents are necessarily material to investors or required to be disclosed in the Company’s filings with the SEC. In addition, historical, current, and forward-looking sustainability-related statements may be based on standards measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

The information on our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated herein or into any of our other filings with the SEC.

Manner and Cost of Proxy Solicitation

The Company pays the cost of soliciting proxies. In addition to mailing proxies, officers, directors and regular employees of the Company, acting on its behalf, may solicit proxies by telephone, personal interview or other electronic means. You may also be solicited by means of press releases issued by the Company and advertisements in periodicals. Also, the Company has retained Alliance Advisors, LLC to aid in soliciting proxies for a fee estimated not to exceed $25,000 plus expenses. The Company will, at its expense, request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

“Householding” of Proxy Materials

We have adopted a procedure approved by the SEC known as “householding.” Under this procedure, we will deliver only one copy of our Notice, and for those shareholders that received a paper copy of proxy materials in the mail, one copy of our 2024 Annual Report and this Proxy Statement, to multiple shareholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected shareholder. Shareholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure potentially provides extra convenience for shareholders and allows us to save money by reducing the number of documents we must print and mail, and helps us to reduce our environmental impact. If you are a shareholder that participates in householding and would like to revoke your householding consent, or if you are a shareholder eligible for householding and would like to participate in householding, please contact Broadridge, either by calling 1-866-540-7095 or writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or write us at Secretary, Motorola Solutions, Inc., 500 West Monroe Street, Chicago, IL 60661. If you revoke your householding consent, you will be removed from the householding program and separate copies of the relevant proxy materials will promptly be delivered to you.

A number of brokerage firms have also instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

By order of the Board of Directors,

Kristin L. Kruska

Secretary

92	Motorola Solutions Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

MOTOROLA SOLUTIONS, INC. 500 WEST MONROE STREET CHICAGO, IL 60661	Vote 24 Hours a Day, 7 Days a Week by Internet, Telephone or Mail.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions below to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Wednesday, May 14, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/MSI2025

You may participate in the meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. There will be no physical location at which shareholders may attend the Meeting.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Wednesday, May 14, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote your proxy by Internet or by telephone, please do NOT mail back the proxy card. You can access, view and download this year’s Notice, Annual Report and Proxy Statement at www.ProxyVote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D97786-P87707      KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MOTOROLA SOLUTIONS, INC.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ALL NOMINEES LISTED BELOW:
1.	Election of Seven Director Nominees for a One-Year Term		For	Against	Abstain
	1a. Gregory Q. Brown		☐	☐	☐	THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS:		For	Against	Abstain

	1b. Nicole Anasenes		☐	☐	☐	2. Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2025.		☐	☐	☐
	1c. Kenneth D. Denman		☐	☐	☐	3. Advisory Approval of the Company’s Executive Compensation.		☐	☐	☐

	1d. Ayanna M. Howard		☐	☐	☐
	1e. Elizabeth D. Mann		☐	☐	☐

	1f. Gregory K. Mondre		☐	☐	☐

	1g. Joseph M. Tucci		☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement and Annual Report are available at www.ProxyVote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

D97787-P87707

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

for the Virtual Annual Meeting of Shareholders, to be held on Thursday, May 15, 2025 at 10:00 a.m. Central Time

The shareholder(s) whose signature(s) appear(s) on the reverse side of this Proxy Card hereby appoint(s) Gregory Q. Brown, Jason J. Winkler, James A. Niewiara, Kristin L. Kruska, and Katherine A. Maher, or any one of them, as proxies (with power of substitution) to represent and to vote all the shares of common stock of Motorola Solutions, Inc. which the shareholder(s) would be entitled to vote, at the Virtual Annual Meeting of Shareholders of Motorola Solutions, Inc. to be held on Thursday, May 15, 2025 at 10:00 a.m. Central Time virtually via live webcast on the Internet at www.virtualshareholdermeeting.com/MSI2025, and at any adjournments or postponements thereof.

In their discretion, the proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE, BUT IF NO CHOICES ARE

INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED UNDER PROPOSAL 1,

FOR PROPOSAL 2, AND FOR PROPOSAL 3.

IMPORTANT - Please vote, date and sign on the reverse side and mail this proxy card promptly in the enclosed envelope. When there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the full corporation name should be given, and this proxy should be signed by a duly authorized officer, showing his or her title.

Continued and to be signed on the reverse side.